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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

EAGLE ROCK ENERGY PARTNERS, L.P.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF LIMITED PARTNERS
April 30, 2014

TO THE LIMITED PARTNERS OF EAGLE ROCK ENERGY PARTNERS, L.P.:

        You are cordially invited to the 2014 Annual Meeting of Limited Partners (the "Annual Meeting") of Eagle Rock Energy Partners, L.P. (the "Partnership"), which will be held at 9:00 a.m., local time, on June 24, 2014, at 1415 Louisiana Street, The Wedge Tower, Suite 2700, Houston, Texas 77002, for the following purposes:

  1.
  To elect one Class I Elected Director to the Board of Directors (the "Board") of Eagle Rock Energy G&P, LLC, the general partner of Eagle Rock Energy GP, L.P., the general partner of the Partnership, for a three-year term that will expire at the annual meeting of limited partners to be held in 2017;

  2.
  To approve, on an advisory basis, named executive officer compensation;

  3.
  To ratify the appointment of KPMG LLP as the independent registered public accounting firm of the Partnership to examine, audit and report to unitholders on the consolidated financial statements of the Partnership and its subsidiaries for the year ending December 31, 2014;

  4.
  To approve the Amended and Restated Eagle Rock Energy Partners Long Term Incentive Plan, a copy of which is included as Exhibit A to the attached Proxy Statement; and

  5.
  To transact such other business as may properly come before the Annual Meeting, or any postponements or adjournments thereof.

        The Board has fixed the close of business on April 28, 2014 as the record date for the determination of unitholders entitled to notice of, and to vote at, the Annual Meeting. Only unitholders of record as of the close of business on such date are entitled to notice of, and to vote at, the Annual Meeting.

        Your vote is very important to us. We encourage you to take part in the affairs of the Partnership either by voting in person (if you are a record holder or receive a legal proxy) or by using the telephone or Internet voting systems described in the attached Proxy Statement. Alternatively, if the attached Proxy Statement and a proxy card were mailed to you, please sign, date, and return the proxy card in the enclosed envelope as soon as possible.

Charles C. Boettcher Secretary Eagle Rock Energy G&P, LLC

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE ANNUAL MEETING OF LIMITED PARTNERS
TO BE HELD ON JUNE 24, 2014

The Notice of Annual Meeting of Limited Partners, the Proxy Statement for the Annual Meeting
and the 2013 Annual Report to Unitholders, which includes our Annual Report on Form 10-K for the year ended December 31, 2013, are available at www.proxyvote.com.

EAGLE ROCK ENERGY PARTNERS, L.P.
1415 Louisiana Street
Suite 2700
Houston, Texas 77002

GENERAL

        In this proxy statement, unless the context requires otherwise, references to "Eagle Rock Energy Partners, L.P.," "Eagle Rock," the "Partnership," "we," "our," "us," or like terms, refer to Eagle Rock Energy Partners, L.P. and/or one or more of its subsidiaries. References to our "general partner" refer to Eagle Rock Energy GP, L.P., and the general partner of Eagle Rock Energy GP, L.P., Eagle Rock Energy G&P, LLC, both wholly-owned subsidiaries of the Partnership. References to our "Board of Directors" or the "Board" refer to the board of directors of Eagle Rock Energy G&P, LLC. References to "common units" refer to common units representing limited partner interests in the Partnership. References to "unitholders" or "limited partners" refer to limited partners of the Partnership owning our common units. References to "Natural Gas Partners" or "NGP" refer to Natural Gas Partners VII, L.P. and Natural Gas Partners VIII, L.P., and certain other entities controlled by them, in the context of any description of our investors, and in other contexts refer to NGP Energy Capital Management, which manages a series of energy investment funds, including Natural Gas Partners VII, L.P. and Natural Gas Partners VIII, L.P. References to the "NGP Parties" refer collectively to Natural Gas Partners VII, L.P., Natural Gas Partners VIII, L.P., Montierra Minerals & Production, L.P., Montierra Management LLC, and each of their respective affiliates. References to the "Partnership Agreement" refer to our Second Amended and Restated Agreement of Limited Partnership dated as of May 24, 2010, as amended by Amendment No. 1 dated as of July 27, 2010.

        This proxy statement contains information related to our Annual Meeting of Limited Partners to be held on June 24, 2014 (the "Annual Meeting"), beginning at 9:00 a.m., local time, at our principal executive offices located at 1415 Louisiana Street, The Wedge Tower, Suite 2700, Houston, Texas 77002, and at any postponements or adjournments thereof.

        This proxy statement is being furnished to you in connection with the solicitation of proxies by our Board for use at the Annual Meeting.

        On or about May 6, 2014, a Notice of Internet Availability of Proxy Materials is being mailed to certain beneficial owners of our common units and unitholders of record as of the close of business on April 28, 2014, the record date for the Annual Meeting. In addition, printed versions of the proxy materials, including this proxy statement, a proxy card or voting instruction card, and our 2013 Annual Report to Unitholders, inclusive of our 2013 Annual Report on Form 10-K for the fiscal year ended December 31, 2013 (our "2013 Annual Report"), are being mailed on or about May 6, 2014 to certain beneficial owners of our common units and unitholders of record.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q:
What is the purpose of the Annual Meeting?

A:
At the Annual Meeting, our unitholders will act upon the matters outlined in the Notice of Annual Meeting, including (i) the election of the Class I Elected Director nominee, (ii) an advisory vote to approve named executive officer compensation (iii) the ratification of the appointment of KPMG LLP as the independent registered public accounting firm serving as our independent auditor for the year ending December 31, 2014, and (iv) a vote to approve the amended and restated Eagle Rock Energy Partners Long Term Incentive Plan.

Q:
How many directors will be elected at the Annual Meeting?

A:
At the Annual Meeting, our unitholders not affiliated with the NGP Parties will be entitled to elect one Class I Elected Director, whose term expires at the Annual Meeting. In addition, the NGP Parties will appoint one Appointed Director (as such term is defined in the Partnership Agreement) at the Annual Meeting (the "Class I NGP Appointed Director"). For a description of our Board of Directors, including which directors are elected and which are appointed, please see "Governance Matters—The Board."

Q:
What is the difference between a unitholder of record and a unitholder who holds common units in "street name"?

A:
Many of our unitholders hold their common units through a brokerage firm, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between common units held of record and those held beneficially through a brokerage account, bank or other nominee.

•
Unitholder of Record.  If your common units are registered directly in your name with our transfer agent, you are considered, with respect to those common units, the "unitholder of record," and the Notice of Internet Availability or proxy materials are being sent directly to you by us. As the unitholder of record, you have the right to grant your voting proxy directly or to vote in person at the Annual Meeting.

•
Street Name Unitholder.  If your common units are held through a brokerage account, bank or other nominee, you are considered the beneficial owner of common units held in "street name," and the Notice of Internet Availability or proxy materials are being forwarded to you by your broker, bank or other nominee, which is considered, with respect to those common units, the unitholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote and are also invited to attend the Annual Meeting. However, since you are not the unitholder of record, you may not vote these common units in person at the Annual Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the common units. Your broker, bank or other nominee has enclosed or provided a voting instruction form for you to use in directing the broker, bank or other nominee how to vote your common units.

Q:
What is the record date and what does it mean?

A:
The record date established by the Board for the Annual Meeting is April 28, 2014. Unitholders of record at the close of business on the record date are entitled to:

•
receive notice of the Annual Meeting; and

•
vote on appropriate matters at the Annual Meeting and any adjournments or postponements of the Annual Meeting.

Q:
Who is entitled to vote at the Annual Meeting?

A:
Each of our common units Outstanding (as defined in the Partnership Agreement) as of the close of business on April 28, 2014, the record date, is entitled to one vote per common unit at the Annual Meeting, subject to certain exceptions as described below under the heading "Voting Requirements for the Annual Meeting." In accordance with the Partnership Agreement, common units owned by any NGP Party are not deemed Outstanding for purposes of the election of Elected Directors. However, the NGP Parties are entitled to vote common units they hold on the other matters contemplated by this Proxy Statement.

  As of the record date, 159,759,188 of our common units were Outstanding (inclusive of the 54,293,451 common units held by the NGP Parties), all of which are entitled to vote at the Annual Meeting, subject to the limitations on the right of the NGP Parties to vote on the election of the Class I Elected Director and certain exceptions described below under the heading "Voting Requirements for the Annual Meeting."

Q:
Who can attend the Annual Meeting?

A:
All unitholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting.

  Common units held directly in your name as the unitholder of record can be voted in person at the Annual Meeting. Common units held in street name (for example, at your brokerage account) may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the common units. In addition, if you plan to vote in person at the Annual Meeting, please bring the enclosed proxy card (if you received a paper copy of these proxy materials) or proof of identification.

  Even if you currently plan to attend the Annual Meeting in person, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:
What constitutes a quorum?

A:
Because the Partnership Agreement excludes common units owned by the NGP Parties from the calculation of a quorum with respect to the election of Elected Directors, we have adopted a bifurcated quorum test. Please see "Voting Requirements for the Annual Meeting-Quorum" for a detailed description of the number of common units necessary to be present to constitute a quorum for (1) all matters other than the election of the Elected Director and (2) the election of the Elected Director.

Q:
How do I vote?

A:
Unitholders of Record.  Unitholders of record may vote their common units or submit a proxy to have their common units voted by one of the following methods:

•
By Internet.  You may submit a proxy electronically on the Internet by following the instructions provided on the proxy card (if you received a paper copy of the proxy materials by mail) or the Notice of Internet Availability of Proxy Materials. Please have the proxy card or the Notice of Internet Availability (as applicable) in hand when you log onto the website. Internet voting facilities will be available 24 hours a day and will close at 11:59 p.m. (Eastern) the day before the Annual Meeting date.

•
By Telephone.  You may submit a proxy by telephone (from U.S. and Canada only) using the toll-free number listed on the proxy card (if you received a paper copy of the proxy materials by mail) or the Notice of Internet Availability of Proxy Materials. Please have the proxy card or the Notice of Internet Availability of Proxy Materials (as applicable) in hand when you call. Telephone voting facilities will be available 24 hours a day and will close at 11:59 p.m. (Eastern) the day before the Annual Meeting date.

•
In Person.  You may vote in person at the Annual Meeting by completing a ballot; however, attending the Annual Meeting without completing a ballot will not count as a vote.

•
By Mail.  If you received a paper copy of the proxy materials by mail, you may indicate your vote by completing, signing and dating your proxy card and returning it in the enclosed reply envelope.

  Street Name Unitholders.  Since your units are held in "street name" (in the name of a broker, bank or other nominee), you are considered the beneficial owner of these units (or "street name" holder) and proxy materials are being forwarded to you by your broker, bank or other nominee, which is considered, with respect to these units, the unitholder of record. As the beneficial owner, you have the right to direct the unitholder of record how to vote. Street name unitholders may generally vote their common units or submit instructions to have their common units voted by one of the following methods:

  •
  By Methods Listed on the Voting Instruction Form.  Please refer to the voting instruction form or other information forwarded by your broker, bank or other nominee to determine whether you may submit a proxy by telephone or electronically on the Internet, following the instructions provided by the unitholder of record.

  •
  In Person with a Proxy from the Record Holder.  You may vote in person at the Annual Meeting if you obtain a legal proxy from your broker, bank or other nominee.Since you are not the unitholder of record, you may not vote these units in person at the Annual Meeting unless you obtain a legal proxy from the unitholder of record. Please consult the voting instruction form or other information sent to you by your broker, bank or other nominee to determine how to obtain a legal proxy in order to vote in person at the Annual Meeting.

  If you hold common units in BOTH street name and as a unitholder of record, YOU MUST VOTE SEPARATELY for each set of common units.

Q:
Can I revoke my proxy?

A:
Yes. If you are a unitholder of record, you may revoke a previously submitted proxy at any time before the polls close at the Annual Meeting by:

•
submitting a new proxy with a later date either signed and returned by mail or transmitted using the telephone or Internet voting procedures, timely received before the Annual Meeting;

•
giving written notice of revocation to Eagle Rock Energy Partners, L.P., Attention: Secretary, 1415 Louisiana Street, The Wedge Tower, Suite 2700, Houston, Texas, 77002, timely received before the Annual Meeting; or

•
attending the Annual Meeting and voting your common units in person; however, attending the Annual Meeting will not by itself have the effect of revoking a previously submitted proxy.

  If you are a street name unitholder, you must follow the instructions on revoking your proxy provided by your broker, bank or other nominee.

Q:
What are the recommendations of the Board?

A:
Unless you give other instructions on your proxy card, one of the persons named as proxy holders, Joseph A. Mills, Jeffrey P. Wood and Charles C. Boettcher, individually or jointly, will vote in accordance with the recommendations of the Board. The recommendations of the Board are set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote as follows:

Proposal		Board Recommendation
1.	Election of the Class I Elected Director nominee	FOR
2.	Advisory vote to approve named executive officer compensation	FOR
3.
	Ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Partnership to examine, audit and report to unitholders on the consolidated financial statements of the Partnership and its subsidiaries for the year ended December 31, 2014	FOR
4.	Approval of the Amended and Restated Eagle Rock Energy Partners Long Term Incentive Plan	FOR

  With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, at their own discretion.

Q:
What are broker non-votes and abstentions, what are the effects of broker non-votes and abstentions, and what vote is required to approve each proposal?

A:
An "abstention" occurs when a unitholder is present at the Annual Meeting but fails to vote or voluntarily withholds his or her vote for any of the matters upon which the unitholders are voting. Abstentions are considered "present" and are included in the quorum calculations.

  If you hold your common units in street name, you will receive instructions from your broker, bank or other nominee describing how to vote your common units. If you do not instruct your broker, bank or other nominee how to vote your common units, they will not have discretion to vote your common units on non-routine matters, including the election of Elected Directors and the advisory vote on named executive officer compensation. When a broker, bank or other nominee does not have discretion to vote on a particular matter, you have not given timely instructions on how the broker, bank or other nominee should vote your common units, and the broker, bank or other nominee indicates it does not have authority to vote such common units on its proxy, a "broker non-vote" results. Broker non-votes are considered "present" and are included in the quorum calculations.

  For a discussion of the treatment of abstentions (and withhold votes), broker non-votes (including which matters brokers, banks or other nominees have discretionary authority to vote on), and what vote is required to approve each proposal, please see "Voting Requirements for the Annual Meeting—Quorum" and "Voting Requirements for the Annual Meeting—Voting Requirements; Vote Treatment."

Q:
Do I have dissenters' rights of appraisal?

A:
We were formed as a limited partnership under the laws of the State of Delaware, including the Delaware Revised Uniform Limited Partnership Act. Under those laws, dissenters' rights are not available to our unitholders with respect to the matters to be voted upon at the Annual Meeting.

Q:
Who will bear the cost of soliciting votes for the Annual Meeting?

A:
We will bear all expenses of soliciting proxies. We have engaged Morrow & Co., LLC to assist with the solicitation of proxies for a fee not to exceed $5,500.00, plus reimbursement for reasonable out-of-pocket expenses. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of our common units for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of our general partner may also solicit proxies by use of mail, telephone, facsimile, electronic means, in person or by other means of communication. These directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.

Q:
Who will count the votes?

A:
We have engaged Broadridge Financial Solutions, Inc. ("Broadridge") to tabulate the votes and to serve as inspector of election at the Annual Meeting for a fee of approximately $7,495.00. Broadridge will separately tabulate votes for each proposal. Broadridge will also certify the election results and perform any other acts required by Delaware law.

Q:
Whom should I contact with questions?

A:
If you have any questions about this proxy statement or the Annual Meeting, please contact our Secretary in writing at 1415 Louisiana Street, The Wedge Tower, Suite 2700, Houston, Texas 77002 or by telephone at (281) 408-1375.

Q:
How do I get to the Annual Meeting?

A:
The Annual Meeting will be held at our principal executive offices, which are located in downtown Houston at 1415 Louisiana Street, The Wedge Tower, Suite 2700, Houston, Texas 77002. You may request directions to the Annual Meeting by calling our Investor Relations department at (281) 408-1390.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE ANNUAL MEETING OF LIMITED PARTNERS
TO BE HELD ON JUNE 24, 2014

The Notice of Annual Meeting of Limited Partners, the Proxy Statement for the
Annual Meeting and the 2013 Annual Report to Unitholders,
which includes our Annual Report on Form 10-K
for the year ended December 31, 2013, are available at www.proxyvote.com.

VOTING REQUIREMENTS FOR THE ANNUAL MEETING

Right to Vote and Related Matters

        Only the record holders of our common units at the close of business on April 28, 2014, the record date for the Annual Meeting (subject to the limitations contained in the definition of "Outstanding" in the Partnership Agreement), are entitled to notice of, and to vote at, the Annual Meeting, or to act with respect to matters as to which the holders of the Outstanding common units have the right to vote or to act. All references in this proxy statement to votes of, or other acts that may be taken by, the Outstanding common units are deemed to be references to the votes or acts of the record holders of such Outstanding common units.

        As of the record date, 159,759,188 of our common units were Outstanding (inclusive of 54,293,451 common units held by the NGP Parties), all of which are entitled to vote at the Annual Meeting, except that common units held by any NGP Party are not entitled to vote in connection with the election of the Class I Elected Director.

        Pursuant to the Partnership Agreement, each holder of our Outstanding common units as of the close of business on the record date is entitled to one vote per unit at the Annual Meeting, subject to the exceptions described below. As defined in the Partnership Agreement, "Outstanding" means, with respect to determining who is entitled to vote at the Annual Meeting and the presence or absence of a quorum at the Annual Meeting, all issued and outstanding common units, except for:

  •
  subject to certain exceptions, common units held by a person or group that beneficially owns at least 20% of the Outstanding common units (other than the NGP Parties); and

  •
  with respect to the election of the Class I Elected Director, common units held by the NGP Parties.

        With respect to common units that are held for a person's account by another person (such as a broker, dealer, bank, trust company or clearing corporation, or an agent of any of the foregoing), in whose name such common units are registered, such other person must, in exercising the voting rights in respect of such common units on any matter, and unless the arrangement between such persons provides otherwise, vote such common units in favor of, and at the direction of, the person who is the beneficial owner, and the Partnership is entitled to assume it is so acting without further inquiry.

Quorum

        Because the Partnership Agreement excludes common units owned by the NGP Parties from the calculation of a quorum with respect to the election of Elected Directors, we have adopted a bifurcated quorum test.

Election of the Elected Director

        In accordance with the Partnership Agreement, any common units owned by any NGP Party are not deemed Outstanding for purposes of determining whether or not a quorum is present in connection with the election of the Elected Director. As a result, for the election of the Elected Director, the holders of a majority of the Outstanding common units at the close of business on the record date (excluding the NGP Parties), represented in person or by proxy, will constitute a quorum at the Annual Meeting.

        Proxies received but marked as withhold votes, as well as broker non-votes, will be included in the number of common units considered to be present at the Annual Meeting with respect to the election of the Elected Director.

Other Matters

        For all matters other than the election of the Elected Director, the holders of a majority of the Outstanding common units on the record date (including common units held by the NGP Parties), represented in person or by proxy, will constitute a quorum at the Annual Meeting.

        Proxies received but marked as abstentions, as well as broker non-votes, will be included in the number of common units considered to be present at the Annual Meeting with respect to matters other than the election of the Elected Director.

Adjournment; Discretionary Authority

        The limited partners present at a duly called or held meeting at which the appropriate quorum is present may continue to transact the relevant business until adjournment, notwithstanding the withdrawal of enough limited partners to leave less than a quorum, if any action taken (other than adjournment) is approved by the required percentage of Outstanding common units specified in the Partnership Agreement (including Outstanding common units deemed owned by our General Partner, if any).

        The Annual Meeting may be adjourned with respect to any item of business from time to time by the affirmative vote of holders of at least a majority of the Outstanding common units entitled to vote on such item of business at the Annual Meeting (whether or not an appropriate quorum is present) represented either in person or by proxy, but no other business may be transacted unless an appropriate quorum is present and as otherwise provided in the Partnership Agreement. If less than a quorum is represented at the Annual Meeting, then the persons named as proxies will vote the proxies they have been authorized at the Annual Meeting in favor of such an adjournment. In the event a quorum is present at the Annual Meeting but sufficient votes to approve any of the items proposed by our Board have not been received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. A unitholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient proxies have been received and it is otherwise appropriate as well as consistent with the terms of the Partnership Agreement. If a quorum is present, the persons named as proxies will vote the proxies they have been authorized to vote on any other business properly before the Annual Meeting in favor of such an adjournment.

        Our Board does not know of any other matters that are to be presented for action at the Annual Meeting. However, if other matters properly come before the Annual Meeting, it is intended that the proxy holders will vote as recommended by the Board or, if no recommendation is given, at their own discretion.

Voting Requirements; Vote Treatment

  Election of Elected Directors

        In the vote on the election of the Board's Class I Elected Director nominee, you may:

  •
  vote "FOR"; or

  •
  vote "WITHHOLD"

        The Board unanimously recommends that unitholders vote "FOR" the election of the Class I Elected Director nominee.

        Pursuant to the Partnership Agreement, the Elected Directors of the Board are elected by a plurality of the votes cast by the unitholders entitled to vote on the proposal at the Annual Meeting, which excludes the NGP Parties. You may not cumulate your votes in the election of the Elected

Directors. Because there are no opposing nominees, the Class I Elected Director nominee will be elected if the appropriate quorum is present at the Annual Meeting.

        Record holders are not permitted to exercise discretionary authority with respect to the election of the Elected Directors. Withholding votes and broker non-votes will have no effect on the election of a director nominee.

  Advisory Vote to Approve Named Executive Officer Compensation

        In the advisory vote to approve named executive officer compensation, you may:

  •
  vote "FOR" the advisory vote to approve named executive officer compensation;

  •
  vote "AGAINST" the advisory vote to approve named executive officer compensation; or

  •
  vote "ABSTAIN" on the advisory vote to approve named executive officer compensation.

        The Board recommends a vote "FOR" the advisory vote to approve named executive officer compensation.

        The proposal seeking an advisory vote to approve named executive officer compensation will require advisory (non-binding) approval by the holders of a majority of the Outstanding common units that are represented in person or by proxy and entitled to vote on the proposal at the Annual Meeting.

        An abstention has the same effect as a vote "against" the proposal. Record holders are not permitted to exercise discretionary authority with respect to the advisory vote on named executive officer compensation. Broker non-votes will have no effect on the proposal.

  Ratification of KPMG as the Partnership's Independent Registered Public Accounting Firm

        In the vote on the ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Partnership to examine and report to unitholders on the consolidated financial statements of the Partnership and its subsidiaries for the fiscal year ending December 31, 2014, you may:

  •
  vote "FOR" the ratification of KPMG LLP;

  •
  vote "AGAINST" the ratification of KPMG LLP; or

  •
  vote "ABSTAIN" on the ratification of KPMG LLP.

        The Board recommends a vote "FOR" the ratification of the selection of KPMG LLP as the Partnership's independent registered public accounting firm to examine, audit and report to unitholders on the consolidated financial statements of our Partnership and its subsidiaries for the year ending December 31, 2014.

        The proposal seeking to ratify the appointment of KPMG LLP as independent registered public accounting firm of the Partnership to examine, audit and report to unitholders on the consolidated financial statements of our Partnership and its subsidiaries for the fiscal year ending December 31, 2014 will require approval by the holders of a majority of the Outstanding common units that are represented in person or by proxy and entitled to vote on the proposal at the Annual Meeting.

        An abstention has the same effect as a vote "against" the proposal. Record holders are permitted to exercise discretionary authority with respect to the ratification of the appointment of KPMG LLP.

  Approval of Amended and Restated Eagle Rock Energy Partners Long Term Incentive Plan

        In the vote on the approval of the Amended and Restated Eagle Rock Energy Partners Long Term Incentive Plan, you may:

  •
  vote "FOR" the approval of the Amended and Restated Eagle Rock Energy Partners Long Term Incentive Plan;

  •
  vote "AGAINST" the approval of the Amended and Restated Eagle Rock Energy Partners Long Term Incentive Plan; or

  •
  vote "ABSTAIN" on the approval of the Amended and Restated Eagle Rock Energy Partners Long Term Incentive Plan.

        The Board recommends a vote "FOR" the approval of the Amended and Restated Eagle Rock Energy Partners Long Term Incentive Plan.

        The proposal seeking to approve the Amended and Restated Eagle Rock Energy Partners Long Term Incentive Plan will require approval by the holders of a majority of the Outstanding common units that are represented in person or by proxy and entitled to vote on the proposal at the Annual Meeting.

        An abstention has the same effect as a vote "against" the proposal. Record holders are not permitted to exercise discretionary authority with respect to the vote to approve the Amended and Restated Eagle Rock Energy Partners Long Term Incentive Plan. Broker non-votes will have no effect on the proposal.

 PROPOSALS PRESENTED FOR UNITHOLDER VOTE
PROPOSAL 1: ELECTION OF THE CLASS I ELECTED DIRECTOR TO THE BOARD

General

        The Board is composed of nine directors. Of those nine directors, (1) five directors are Elected Directors who are elected at an annual meeting of the limited partners upon expiration of the term applicable to each, by Class; (2) one is the management director (the "Class I Management Director"), who is currently our Chief Executive Officer, Joseph A. Mills; and (3) three directors are appointed by the NGP Parties (the "NGP Appointed Directors").

        The Board, including the Elected Directors, has been divided into three classes: Class I, Class II and Class III. The Elected Director designated in the Limited Liability Company Agreement of G&P to Class I served for an initial term and was re-elected at the 2011 annual meeting with a term that expires at the 2014 annual meeting. The directors designated as Class II Elected Directors served for an initial term and were re-elected at the 2012 annual meeting with a term expiring at our 2015 annual meeting. The directors designated as Class III Elected Directors served for an initial term and were re-elected at the 2013 Annual Meeting for a term that expires at our 2016 annual meeting. Elected Directors duly elected at an annual meeting are elected for a three-year term, or until their successors are duly elected and qualified or until their earlier resignation or removal.

        The Class I Elected Director whose term expires at the 2014 Annual Meeting is William K. White.

        Pursuant to our Governance Guidelines, adopted effective April 23, 2013, each Elected Director is required to submit his/her letter of resignation four months prior to the annual meeting that follows such Elected Director's 72nd birthday. Unless the Board in its discretion determines to defer the retirement, which may be done on an annual basis, the resignation will be effective the day immediately prior to the annual meeting. Pursuant to our Governance Guidelines, Mr. White submitted this required letter of resignation on February 3, 2014, and the Board determined on February 4, 2014, in its discretion, to defer Mr. White's resignation. If elected, pursuant to our Governance Guidelines, Mr. White's standing resignation will be reconsidered by the Board on an annual basis.

        Based on the recommendation of the Nominating & Governance Committee, and the Board's determination to defer Mr. White's resignation as discussed above, the Elected Directors of the Board have nominated, and the Board has ratified the nomination of, Mr. White for re-election as Class I Elected Director for a term of three years, until the Partnership's annual meeting to be held in 2017, or until his successor is duly elected and qualified or until his earlier resignation or removal. We did not pay any third-party fees to assist in the process of identifying or evaluating the Class I Elected Director nominee, nor did we receive a Class I Elected Director nomination from any unitholder. In addition, the deadline for unitholder nominations has passed. Our Class I Elected Director nominee is currently a director, has consented to being named as a nominee in this proxy statement and has indicated a willingness to serve if elected. If Mr. White is unable to serve, and if such a situation arises prior to the Annual Meeting, the proxy holders will vote for the election of such other person(s) as may be nominated by the Elected Directors.

        Unitholders may not cumulate their votes in the election of the Elected Director.

        The other two Class I directors are Joseph A. Mills, who serves as the Management Director, and Christopher D. Ray, who currently serves as the Class I NGP Appointed Director. Mr. Ray's term expires at the 2014 Annual Meeting. The Partnership Agreement provides that the NGP Parties have the ability to appoint a person to fill the expiring seat of the Class I NGP Appointed Director at the Annual Meeting. The NGP Parties may reappoint Mr. Ray, or they may appoint another individual of their choosing at the 2014 Annual Meeting.

        Certain individual qualifications and skills of our directors that contribute to the Board's effectiveness as a whole are described below in each director's biographical information, which is located under "Board of Directors and Executive Officers."

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT UNITHOLDERS VOTE "FOR" THE CLASS I ELECTED DIRECTOR NOMINEE LISTED ABOVE.

 PROPOSAL 2: ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

General

        Section 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires a non-binding advisory "Say on Pay" vote and gives our unitholders the opportunity to express their views on the compensation of the named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the named executive officers. We welcome the opportunity to hear from our unitholders through this vote.

        The Board recognizes that executive compensation is an important matter for our unitholders. As described in detail in the "Compensation Discussion and Analysis" ("CD&A") section of this proxy statement, the Compensation Committee is tasked with the implementation of our executive compensation philosophy, and the core of that philosophy has been and continues to be to pay our executive officers based on performance. In particular, the Compensation Committee strives to attract, retain and motivate exceptional executives, to reward past performance measured against established goals and provide incentives for future performance, and to align executives' long-term interests with the interests of our unitholders. To do so, the Compensation Committee uses a combination of short-and long-term incentive compensation to reward near-term excellent performance and to encourage executives' commitment to our long-range, strategic business goals. It is the intention of the Compensation Committee that our executive officers be compensated competitively and consistently with our strategy, sound corporate governance principles, and unitholder interests and concerns. Please refer to the "Discussion and Analysis of Executive Compensation" section of CD&A, for a discussion of alignment of 2013 realizable total direct compensation and our 2013 performance.

        As described in CD&A, we believe our compensation program is effective, appropriate and strongly aligned with the long-term interests of our unitholders and that the total compensation package provided to the named executive officers (including potential payouts upon a termination or change of control) are reasonable and not excessive. As you consider this Proposal 2, we urge you to read the CD&A section of this proxy statement for additional details on executive compensation, including the more detailed information about our compensation philosophy and objectives and the past compensation of the named executive officers, and to review the tabular disclosures regarding named executive officer compensation together with the accompanying narrative disclosures in the "Compensation of Directors and Executive Officers" section of this proxy statement.

        As an advisory vote, Proposal 2 is not binding on the Board or the Compensation Committee, will not overrule any decisions made by the Board or the Compensation Committee, and will not require the Board or the Compensation Committee to take any action. Although the vote is non-binding, the Board and the Compensation Committee value the opinions of our unitholders and will carefully consider the outcome of the vote when making future compensation decisions for executive officers. In particular, to the extent there is any significant vote against the named executive officers' compensation as disclosed in this proxy statement, we will consider our unitholders' concerns and will evaluate whether any actions are necessary to address those concerns.

Current Frequency of Unitholder Advisory Votes on the Compensation of Named Executive Officers

        Based on the voting results at the 2011 Annual Meeting of Limited Partners with respect to the frequency (the "Frequency Vote") of advisory votes on the compensation of the named executive officers, the Board decided to include an advisory vote on the compensation of named executive officers in the Partnership's proxy materials on an annual basis. Therefore, the next unitholder advisory vote on the compensation of named executive officers is scheduled to occur at the Partnership's 2015 Annual Meeting of Limited Partners. The next Frequency Vote is required to be held no later than the 2017 annual (or, in certain circumstances, other) meeting of unitholders.

Text of the Resolution to be Adopted

        We are asking unitholders to vote "FOR" the following resolution:

        RESOLVED, that the unitholders approve, on an advisory basis, the compensation of the named executive officers as disclosed in the Proxy Statement for Eagle Rock Energy Partners, L.P.'s 2014 Annual Meeting of limited partners pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT UNITHOLDERS VOTE "FOR" THE ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

 PROPOSAL 3: VOTE TO RATIFY THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM OF THE PARTNERSHIP TO EXAMINE,
AUDIT AND REPORT TO UNITHOLDERS ON THE CONSOLIDATED FINANCIAL
STATEMENTS OF OUR PARTNERSHIP AND ITS SUBSIDIARIES FOR THE
FISCAL YEAR ENDING DECEMBER 31, 2014

General

        At the 2014 Annual Meeting, our unitholders are being asked to ratify the Audit Committee's appointment of KPMG LLP ("KPMG") as our independent registered public accounting firm to examine, audit and report to unitholders on the consolidated financial statements of our Partnership and its subsidiaries for the fiscal year ending December 31, 2014.

        As a matter of good governance, we are submitting the selection of KPMG to unitholders for ratification. In the event of a negative vote on such ratification, the Audit Committee may reconsider its selection. Even if this appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interest of the Partnership and its unitholders. A representative of KPMG is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions.

Fees Paid to Auditor

	KPMG
	2013	2012
Audit Fees(1)	$2,425,000	$1,638,000
Audit-Related Fees(2)	—	—
All Other Fees	—	—
Total	$2,425,000	$1,638,000

(1)
Includes fees for audits of annual financial statements of our companies, reviews of the related quarterly financial statements, and services that are normally provided by the independent accountants in connection with statutory and regulatory filings or engagements, including reviews of interim financial statements, audits of businesses acquired and other customary documents filed with the SEC. Certain fees noted herein may be payable by third parties pursuant to contract.

(2)
Includes fees related to consultations concerning financial accounting and reporting standards.

Audit Committee Pre-Approval Policies and Procedures

        Pursuant to the charter of the Audit Committee, the Audit Committee is responsible for the oversight of our accounting, reporting and financial processes. The Audit Committee has the responsibility to select, appoint, engage, oversee, retain, evaluate and terminate our independent registered public accounting firm; pre-approve all audit and non-audit services to be provided, consistent with all applicable laws, to us by our independent registered public accounting firm; and to establish the fees and other compensation to be paid to our independent registered public accounting firm. The Audit Committee also oversees and directs our internal auditing program and reviews our internal controls.

        The Audit Committee has a process for the pre-approval of audit and permitted non-audit services provided by our independent registered public accounting firm. The policy requires that all services provided by our independent registered public accounting firm, including audit services, audit-related services, tax services and other services, be pre-approved by the Audit Committee, and all such services were so pre-approved during 2012 and 2013.

Text of the Resolution to be Adopted

        We are asking unitholders to vote "FOR" the following resolution:

        RESOLVED, that the unitholders confirm, approve and ratify the appointment of KPMG as independent registered public accounting firm of the Partnership to examine, audit and report to unitholders on the consolidated financial statements of the Partnership and its subsidiaries for the fiscal year ending December 31, 2014.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT UNITHOLDERS VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE PARTNERSHIP TO EXAMINE, AUDIT AND REPORT TO UNITHOLDERS ON THE CONSOLIDATED FINANCIAL STATEMENTS OF THE PARTNERSHIP AND ITS SUBSIDIARIES FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014.

PROPOSAL 4: VOTE TO APPROVE THE AMENDED AND RESTATED
EAGLE ROCK ENERGY PARTNERS LONG TERM INCENTIVE PLAN

        At the Annual Meeting, our unitholders are being asked to approve the Amended and Restated Eagle Rock Energy Partners Long Term Incentive Plan (the "Amended LTIP") to, among other things, increase the number of common units reserved for issuance thereunder. If approved, the Amended LTIP, a copy of which is attached hereto as Exhibit A, will be effective as of June 24, 2014. We believe approval of the Amended LTIP is advisable in order to ensure we have an adequate number of common units available in connection with our compensation programs.

Proposed Changes

        On April 22, 2014, the Board of Directors, subject to the approval of our unitholders, approved the Amended LTIP to make, among others, the following changes:

  •
  to provide for an additional 7,500,000 common units to be available for awards under the Amended LTIP;

  •
  to add language to the Amended LTIP to assist in administering the Amended LTIP with Section 16(b) of the Securities Exchange Act of 1934;

  •
  to provide that awards and other rights under the Amended LTIP will be subject to any clawback policy that we adopt;

  •
  to provide that dividend equivalents may be granted under the Amended LTIP in the form of units and phantom units in addition to cash; and

  •
  to make certain other clarifying changes.

        If our unitholders approve this proposal, we intend to file, pursuant to the Securities Act of 1933, a registration statement on Form S-8 to register the additional common units available for issuance under the Amended LTIP.

Background

        Prior to September 17, 2010, the Eagle Rock Energy Partners Long Term Incentive Plan (the "Current LTIP") authorized us to issue up to 2,000,000 common units and an additional 5,000,000 common units became available in connection with the amendment and restatement of the Current LTIP that became effective September 17, 2010. As of April 28, 2014, 542,566 common units were available for future awards under the Current LTIP and 3,115,035 common units were the subject of outstanding awards under the Current LTIP. We are unable to predict how many, if any, of the 3,115,035 common units subject to outstanding awards may be forfeited or expire unvested or unexercised and, thus, may be returned to the Current LTIP for future grants. Accordingly, the Board has determined that, in order to ensure that there are sufficient common units available for issuance under the Current LTIP to meet our needs for future grants during the coming years, an increase in the available common units is necessary to continue granting unit-based awards to eligible individuals in order to retain such individuals and advance our business. Further details about our awards currently outstanding can be found in the sections titled "Equity Compensation Plan Information," "Compensation Discussion and Analysis," and "Compensation of Directors and Executive Officers." The closing market price of our common units as of April 28, 2014 was $4.36 per unit, as reported on NASDAQ.

        The Current LTIP is a broad-based plan under which we may grant awards to all employees, including our officers, and to non-employee members of the Board and consultants. We believe approval of the Amended LTIP will give us the flexibility to continue to make unit-based award grants and other awards permitted under the Amended LTIP over the next approximately 5 years in amounts determined appropriate by the Board, the Compensation Committee of the Board ("Compensation Committee") or such other committee as may be appointed by the Board to administer the Amended LTIP (as discussed more fully below); however, this timeline is simply an estimate used by us to determine the number of new units to ask our unitholders to approve and future circumstances may require us to change our expected equity grant practices. These circumstances include, but are not limited to, the future price of our common units, award levels and award amounts provided by our competitors, Company growth and hiring activity during the next few years.

        The Amended LTIP will allow us to use, if desired, a variety of equity compensation alternatives in structuring compensation arrangements for our personnel. While we are aware of the potential dilutive effect of compensatory equity awards, we also recognize the significant motivational and performance benefits that may be achieved from making such awards. As of April 28, 2014, the total number of our outstanding common units was 159,759,188. Our current dilution (which is the number of common units available for grant under the Current LTIP, divided by the total number of our common units outstanding) is approximately 0.34%. If the Amended LTIP is approved, the potential dilution from issuances authorized thereunder will increase to approximately 5.03%.

Benefits of the Amended and Restated Plan

        The use of unit-based awards under the Current LTIP allows us to promote unitholder interests by providing awards that encourage superior performance from our employees and to directly align the interests of our employees, consultants and directors with those of our unitholders. The Current LTIP also enhances our ability to attract and retain the services of individuals who are essential for our growth and profitability and encourages them to devote their best efforts to advancing our business over the long-term. The use of equity incentives for compensation also allows us to conserve cash resources for other important purposes.

        Approval of the Amended LTIP provides us the flexibility to continue to use unit-based incentive compensation to compete for talent, particularly executive talent, in an extremely competitive marketplace. Approval will also allow us the flexibility to continue to use equity incentive compensation to further enhance alignment with unitholder interests through our executive and director compensation programs, including the adoption of a performance-based equity incentive program for our executives beginning in 2014.

Benefits of the Amended LTIP to Unitholders	Provisions of the Amended LTIP Which are Aligned with Unitholder Interests

–

Unit-based awards encourage a focus on long-term performance

–

Unit-based awards enforce direct alignment with unitholder interests for our employees and our directors

–

Unit-based awards allow us to provide competitive, performance-based compensation while conserving cash for other important purposes

–

Additional units will allow us the flexibility to introduce new performance-based unit awards to our executive compensation program

–

No single-trigger accelerated vesting provisions for change-in-control

–

Options and unit appreciation rights may not be repriced, replaced, or regranted through cancellation or modification

–

No "evergreen" provision included

–

No discounted awards may be granted (except for substitute awards granted as a result of a merger, consolidation or acquisition of another entity as necessary to preserve the value of an award)

–

Awards are non-transferable, except to a Participant's immediate family member or related trust, limited partnership or similar entity

–

No automatic award grants are made to any Participant

–

Dividend equivalents may not be paid on awards subject to performance vesting conditions unless and until those performance vesting conditions are met

Determination of Additional Units for Approval

        In reaching their recommendation that the Board approve the Amended LTIP, the Compensation Committee reviewed a report prepared by Pearl Meyer, its independent compensation consultant, which included an analysis of historical burn rate and total dilution metrics, peer group market practices and trends, and the overall cost of the incentive plan. Specifically, the Committee considered the following:

  •
  In 2011, 2012 and 2013, we granted equity awards representing a total of approximately 1,726,240, 1,383,480, and 1,623,939 units respectively. This level of equity awards represents a three-year average burn rate of roughly 1.2% of common shares outstanding. Based upon the Pearl Meyer analysis, this is slightly above the median (roughly 1.0%) for domestic upstream oil & gas companies similar in size to Eagle Rock.

  •
  If we do not increase the units available for issuance in the current plan (542,566, as of April 28, 2014), then based upon historical usage we would not have enough units to make market-competitive unit-based awards for the current year and would be forced to rely upon cash-based awards.

  •
  The Company intends to adopt a performance-based long-term incentive award as part of our executive compensation program beginning in 2014. The proposed program places relative performance restrictions on the subject awards, and consequently allows for a payout equal to between 0% and 200% of the target number of units in the original award. While we would not expect that payouts over time would average 200% of target, when these awards are granted we must be able to reserve the maximum number of potential units against the plan. Without additional units we will be unable to make these awards as designed during 2014.

  •
  Based upon our historical usage of unit-based awards, as well as a review by Pearl Meyer of historical usage for upstream companies similar in size to Eagle Rock, we estimate that the requested plan reserve will allow for roughly 5 years of awards (assuming no change to historical utilization rates, competitive award sizes among our peers, and no change to Company size or hiring practices).

Consequences of Failing to Approve the Proposal

        The Amended LTIP will not be implemented unless approved by unitholders. If the Amended LTIP is not approved by unitholders, the Current LTIP will remain in effect in its current form, and we will continue to grant awards thereunder until our unit reserve under the Current LTIP is exhausted, which we would expect to occur in 2014, based on current expected equity grant practices, which we cannot predict with certainty.

Summary of the Amended LTIP

        The description of the Amended LTIP set forth below is a summary of the material features of the Amended LTIP. This summary, however, does not purport to be a complete description of all the provisions of the Amended LTIP. The summary is qualified in its entirety by reference to the Amended LTIP, a copy of which is attached hereto as Appendix A and incorporated herein by reference.

        The purpose of the Amended LTIP is to promote our interests by providing incentive compensation awards that encourage superior performance. The Amended LTIP is also intended to enhance our ability to attract and retain the services of individuals who are essential for our growth and profitability and to encourage those individuals to devote their best efforts to advancing our business. The Amended LTIP permits the grant of (i) restricted units, (ii) phantom units, (iii) unit options, (iv) unit appreciation rights, (v) unit awards, (vi) other unit-based awards, and (vii) any combination of such awards. The Amended LTIP is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

Administration of the Amended LTIP

        The Amended LTIP will be administered by the Board of Directors, the Compensation Committee, or such other committee as may be appointed by the Board to administer the Amended LTIP, which we refer to as the plan administrator, pursuant to the terms of the Amended LTIP and all applicable state, federal, or other rules or laws. Unless otherwise limited by the Amended LTIP or applicable law, the plan administrator has broad discretion to administer the Amended LTIP, interpret its provisions, and adopt policies for implementing the Amended LTIP. This discretion includes the power to determine to whom and at what time awards will be granted, to determine the number of common units to be covered by awards, to prescribe and interpret the terms and provisions of each award agreement (the terms of which may vary), to determine under what circumstances an award may be vested, settled, exercised, canceled or forfeited, to delegate duties under the Amended LTIP, to terminate, modify or amend the Amended LTIP, and to execute all other responsibilities permitted or required under the Amended LTIP. All designations, determinations, interpretations, and other decisions under or with respect to the Amended LTIP or any award will be within the sole discretion of the plan administrator and will be final, conclusive, and binding upon all persons, including us, G&P, our general partner, any of our affiliates, any Participant (as defined below), and any beneficiary of any award.

Persons Who May Participate in the Amended LTIP

        Any employee of, and any individual who renders consulting or advisory services to, G&P or its affiliates, and any non-employee member of the Board or of the board of directors of an affiliate of G&P (each, an "Eligible Person") who is designated by the plan administrator to receive an award under the Amended LTIP will be a "Participant." Any individual granted an award which remains outstanding under the Amended LTIP, including an individual who is no longer an Eligible Person, will continue to be a Participant for purposes of the Amended LTIP. There are currently 5 non-employee directors, zero consultants, 16 officers and approximately 138 other employees who are eligible to participate in the Amended LTIP. A Participant under the Amended LTIP will be eligible to receive an award pursuant to the terms of the Amended LTIP and subject to any limitations imposed by appropriate action of the plan administrator. No award may be granted if the award relates to a number of common units which exceeds the number of common units which remain available under the Amended LTIP minus the number of common units relating to outstanding awards.

Common Units Subject to the Amended LTIP

        Subject to any adjustment due to recapitalization or reorganization permitted under the Amended LTIP, the maximum aggregate number of common units that may be granted for any and all awards under the Amended LTIP will not exceed 14,500,000 common units (as compared to 7,000,000 common units under the Current LTIP). On April 28, 2014, the closing price of our common units was $4.36 per unit.

        If an award is forfeited, cancelled, exercised or otherwise terminates or expires without the actual delivery of common units to a Participant, the common units that were subject to the award will again be available for new awards under the Amended LTIP. There are not any limitations on the number of awards under the Amended LTIP that may be granted and paid in cash. The common units sold pursuant to the Amended LTIP may be common units acquired in the open market or from any person, including us or one of our affiliates, or any combination of the foregoing. The fair market value of the common units on a given date will be the closing sales price of a common unit as reported on NASDAQ on the market trading day prior to the applicable day for which the fair market value determination is being made. There are no fees, commissions or other charges applicable to a purchase of common units under the Amended LTIP.

Awards

        Restricted Unit Awards.    A restricted unit is a common unit granted under the Amended LTIP that is subject to a risk of forfeiture, restrictions on transferability, and any other restrictions imposed by the plan administrator in its discretion. The plan administrator has the authority to determine to whom restricted units will be granted, the number of restricted units to be granted to each Participant, the duration of any restrictions, the conditions under which the restricted units may become vested or forfeited (including but not limited to a provision for accelerated vesting upon a change of control (as defined in the Amended LTIP or an applicable award agreement)), and any other terms and conditions as the plan administrator may establish with respect to the awards. Upon or as soon as reasonably possible following the vesting of each restricted unit, subject to any applicable federal income tax withholding, a Participant will be entitled to have the restrictions removed from his or her award so that the Participant then holds an unrestricted common unit. Unless otherwise waived by the plan administrator or contracted for differently under an award agreement a restricted unit which is subject to forfeiture restrictions will be forfeited by a Participant upon termination of the Participant's employment with or services to us, G&P or its affiliates or membership on the Board, whichever is applicable.

        To the extent provided by the plan administrator in its discretion, a grant of restricted units may provide that a distribution made by us with respect to the restricted units (a "Unit Distribution Right" or "UDR") will be subject to the same forfeiture and other restrictions as the restricted unit. If restricted, UDRs will be held, without interest, until the restricted unit vests or is forfeited, with the UDR being paid or forfeited at the same time, as the case may be. Absent a restriction on UDRs in the applicable award agreement, UDRs will be paid to the holder of the restricted unit without restriction at the same time as cash distributions are paid by us to our unitholders.

        Phantom Unit Awards.    A phantom unit is a right to receive a common unit or an amount of cash equal to the fair market value of a common unit if certain conditions set forth in the award agreement are met. The plan administrator has the authority to determine the Eligible Persons to whom phantom units will be granted, the number of phantom units to be granted to each Participant, and any other terms and conditions as the plan administrator may establish. The plan administrator, in its discretion, may subject settlement of the phantom units to specified performance conditions and may provide that the phantom units will vest upon a change of control (as defined in the Amended LTIP or an applicable award agreement). Upon vesting of each phantom unit, subject to any applicable federal income tax withholding, the Participant will be entitled to settlement of the phantom unit and shall receive either a common unit or cash equal to the fair market value of a common unit, as determined by the plan administrator in its discretion. Unless otherwise provided by the plan administrator, a phantom unit will be forfeited upon termination of a Participant's employment with or services to us, G&P or its affiliates or membership on the Board, whichever is applicable, if such termination occurs prior to the vesting of the phantom unit.

        Unit Options.    We may grant unit options to purchase a specific number of common units under the Amended LTIP at a set price. The exercise price of each unit option granted under the Amended LTIP will be determined by the plan administrator at the time the unit option is granted, and each unit option will have an exercise price that is not less than the fair market value of the common units on the date of grant, unless the unit option is a substitute for a previously granted award or it constitutes a "deferral of compensation" under section 409A of the Internal Revenue Code ("Section 409A").

        The plan administrator will determine the manner in and time or times at which a unit option will vest and become exercisable, in whole or in part, including, without limitation, any accelerated vesting upon the achievement of specified performance goals or upon a change of control (as defined in the Amended LTIP or an applicable award agreement). The plan administrator will also determine the methods and form of payment for the exercise of a unit option (including, without limitation, payment in cash, check acceptable to G&P, a "cashless-broker" exercise through procedures approved by G&P, or any combination thereof) and the methods and forms in which common units will be delivered to a Participant. Unless otherwise waived by the plan administrator, a unit option which is not vested will be forfeited by the Participant upon termination of the Participant's employment with or services to us, G&P or its affiliates or membership on the Board, whichever is applicable.

        Unit Appreciation Rights.    A unit appreciation right is an award that, upon or following exercise, entitles the holder to receive the excess of the fair market value of a common unit on a specified date on or following exercise over the grant price of the unit appreciation right. The excess may be paid in cash and/or in common units as determined by the plan administrator in its discretion. The plan administrator has the authority to determine to whom unit appreciation rights will be granted, the number of common units to be covered by each grant, and the conditions and limitations applicable to the exercise of the unit appreciation right. The grant price per unit appreciation right will be determined by the plan administrator at the time the unit appreciation right is granted, and each unit appreciation right must have an exercise price that is not less than the fair market value of the common units on the date of grant, unless the unit appreciation right constitutes a "deferral of compensation" under Section 409A.

        The plan administrator will determine the time or times at which a unit appreciation right may be exercised in whole or in part, including, without limitation, any accelerated vesting upon the achievement of specified performance goals or upon a change of control (as defined in the Amended LTIP or an applicable award agreement). Unless otherwise waived by the plan administrator, all outstanding, unvested unit appreciation rights awarded to a Participant will be automatically forfeited by the Participant upon termination of the Participant's employment with or services to us, G&P or its affiliates or membership on the Board, whichever is applicable.

        Unit Awards.    The plan administrator may, in its discretion, grant to Eligible Persons unit awards, which are grants under the Amended LTIP of common units that are not subject to vesting restrictions. Unit awards may be in lieu of or in addition to other compensation payable to a Participant.

        Other Unit-Based Awards.    Other unit-based awards, which are awards that are based, in whole or in part, on the value or performance of a common unit or are denominated or payable in common units, may be granted to Eligible Persons selected by the plan administrator in its discretion. The plan administrator shall determine the terms and conditions of any such other unit-based award. Cash awards, either as an element of or supplement to any other award, may also be granted pursuant to the Amended LTIP.

        Distribution Equivalent Rights.    To the extent provided by the plan administrator in its discretion, an award granted under the Amended LTIP (other than a Restricted Unit or Unit Award) may include a contingent right, granted in tandem with a specific phantom unit, to receive cash, common units and/or phantom units equal to the amount of any cash distributions made by us with respect to a common unit during the period a phantom unit is outstanding (a "Distribution Equivalent Right" or "DER"). A tandem DER grant may provide that the DER will be paid directly to the Participant, be credited to a bookkeeping account (with or without interest in the discretion of the plan administrator), be subject to the same vesting restrictions as the phantom unit, or be subject to other provisions or restrictions as determined by the plan administrator in its discretion. Absent a restriction on DERs in the applicable award agreement, DERs will be paid to the holder of the phantom unit without restriction at the same time as cash distributions are paid by us to our unitholders.

        Substitute Awards.    Awards may be granted under the Amended LTIP in substitution for similar awards held by individuals who become Eligible Persons as a result of a merger, consolidation or acquisition by us or an affiliate of another entity or the assets of another entity. Such substitute awards that are unit options may have exercise prices less than the fair market value of a common unit on the date of the substitution if such substitution complies with Section 409A.

Other Provisions

        Performance Conditions.    The vesting or settlement of any award granted under the Amended LTIP may be subject to performance conditions specified by the plan administrator. Performance conditions will be based on one or more business criteria for us or G&P and/or for specified affiliates or units of our partnership including, but not limited to, the following: (A) earnings per unit, (B) increase in revenues, (C) increase in cash flow, (D) increase in cash flow from operations, (E) increase in cash flow return, (F) return on net assets, (G) return on assets, (H) return on investment, (I) return on capital, (J) return on equity, (K) economic value added, (L) operating margin, (M) contribution margin, (N) new income, (O) new income per unit, (P) pretax earnings, (Q) pretax earnings before interest, depreciation and amortization, (R) pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items, (S) total unitholder return, (T) debt reduction, (U) market share, (V) change in the fair market value of the units, (W) operating income, (X) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the plan administrator including, but not limited to, the Standard & Poor's 500 Stock Index or a group of comparable companies.

        Tax Withholding.    Unless other arrangements are made, we or one of our affiliates are authorized to withhold from any award, from any payment due or transfer made under any award or from any compensation or other amount owing to a Participant, the amount (in cash, common units, or other property) of any applicable taxes payable with respect to the grant of an award, its settlement, its exercise, the lapse of restrictions applicable to an award or in connection with any payment relating to an award or the transfer of an award and to take such other actions as may be necessary to satisfy the withholding obligations with respect to an award. Directors and consultants will be required to make their own arrangements for satisfying any applicable taxes payable with respect to an award.

        Anti-Dilution Adjustments.    If any "equity restructuring" event occurs that could result in an additional compensation expense under Accounting Standards Codification Topic 718 ("Topic 718") if adjustments to awards with respect to such event were discretionary, the plan administrator will equitably adjust the number and type of common units covered by each outstanding award and the terms and conditions of such award to equitably reflect the restructuring event, and the plan administrator will adjust the number and type of common units with respect to which future awards may be granted under the Amended LTIP. With respect to a similar event that would not result in a Topic 718 accounting charge if adjustment to awards was discretionary, the plan administrator shall have complete discretion to adjust awards in the manner it deems appropriate. In the event the plan administrator makes any adjustment in accordance with the foregoing provision, a corresponding and proportionate adjustment shall be made with respect to the maximum number of common units available under the Amended LTIP and the kind of units or other securities available for grant under the Amended LTIP.

        Change of Control.    Upon a change of control (as defined in the Amended LTIP) and upon certain other events specified in the Amended LTIP, the plan administrator may, in its discretion, take one or more of the following actions: (i) provide for the termination of an award in exchange for cash, (ii) provide for the replacement of an award with other rights or property, (iii) provide that an award will be assumed by the successor or surviving entity or be exchanged for similar awards of any such entity, with appropriate adjustments as to the number and kind of equity interests and prices, (iv) adjust the number and type of common units subject to outstanding awards and the other terms and conditions of outstanding awards, (v) provide that an award will be exercisable or payable and/or will be fully vested and nonforfeitable, or (vi) provide that an award cannot be exercised or become payable after a change of control. Notwithstanding the foregoing, in the event the occurrence giving rise to the plan administrator's exercise of its powers is a transaction pursuant to which the surviving entity has a class of securities that are readily tradable on an exchange, the plan administrator will not have the authority to terminate and cash out such award but will instead be required to provide for the assumption of the award by such successor or survivor entity.

        Amendment.    The Board may terminate or amend the Amended LTIP or any part of the Amended LTIP at any time with respect to any common units for which a grant has not yet been made, including increasing the number of common units that may be granted, subject to the requirements of the exchange upon which the common units are listed at that time and of applicable tax and securities laws. The plan administrator may also waive any conditions or rights under, amend the terms of or alter any outstanding award as long as no such change would materially reduce the rights or benefits of a Participant without the consent of the Participant. The Board may amend the Amended LTIP or any award to cause such award to be exempt from Section 409A or to comply with the requirements of Section 409A or any other applicable law.

        Transferability of Awards.    Unit options and unit appreciation rights are only exercisable by the Participant during the Participant's lifetime, or by the person to whom the Participant's rights pass by will or the laws of descent and distribution. No other award or right granted under the Amended LTIP may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered and any such purported transfer shall be void and unenforceable. Notwithstanding the foregoing, the plan administrator may, in its discretion, allow a Participant to transfer a unit option or a unit appreciation right without consideration to an immediate family member or a related family trust, limited partnership, or similar entity on the terms and conditions established by the plan administrator from time to time.

        Following the transfer of any award described above, the award will remain subject to the same terms and conditions as were applicable to the award immediately prior to transfer except that the term "Participant" will be deemed to refer to the transferee of the award to the extent appropriate to enable the transferee to exercise the transferred award in accordance with the terms of the Amended LTIP and applicable law. The provisions of the award relating to exercisability will continue to be applied with respect to the original Participant and, following the occurrence of any event described in the applicable award agreement, the awards will be exercisable by the transferee only to the extent and for the periods that would have been applicable in the absence of the transfer. Any Participant desiring to transfer an award as permitted above will make application in the manner and time specified by the plan administrator and will comply with any other requirements the plan administrator may impose to assure compliance with all applicable securities laws.

        Clawback Policy.    The Amended LTIP will be subject to any written clawback policy we adopt, which policy may subject a Participant's Awards and other rights and benefits under the Amended LTIP to reduction, cancellation, forfeiture or recoupment if certain events or wrongful conduct specified in the policy occur.

Federal Income Tax Consequences

        The following discussion is for general information only and is intended to summarize briefly the U.S. federal tax consequences to Participants arising from participation in the Amended LTIP. This description is based on current law, which is subject to change (possibly retroactively). The tax treatment of Participants in the Amended LTIP may vary depending on the particular situation and may, therefore, be subject to special rules not discussed below. No attempt has been made to discuss any potential foreign, state, or local tax consequences.

        In addition, unit options or unit appreciation rights that provide for a "deferral of compensation" within the meaning of Section 409A, phantom units, and certain other awards that may be granted pursuant to the Amended LTIP could be subject to additional taxes unless they are designed to comply with certain restrictions set forth in Section 409A and the guidance promulgated thereunder.

        Unit Options; Unit Appreciation Rights.    Participants will not realize taxable income upon the grant of a unit option or a unit appreciation right. Upon the exercise or, if later, the settlement of a unit option or a unit appreciation right, a Participant will recognize ordinary compensation income (subject to withholding) in an amount equal to the excess of (i) the amount of cash or the fair market value of the common units received, over (ii) the exercise price (if any) paid therefor. A Participant will generally have a tax basis in any common units received pursuant to the exercise of a unit appreciation right, or pursuant to the cash exercise of a unit option, that equals the fair market value of the common units on the date of exercise. Subject to the discussion under "—Tax Code Limitations on Deductibility" below, G&P (or an affiliate) will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a Participant under the foregoing rules.

        Under current rulings, and subject to the plan administrator's approval of such a payment method, in the event a Participant pays part or all of a unit option exercise price by transferring previously held common units to the general partner, no additional gain will be recognized on the transfer of such previously held units in satisfaction of the unit option exercise price (although a Participant would still recognize ordinary compensation income upon exercise of a unit option in the manner described above). Moreover, the number of common units received upon exercise which equals the number of units of previously held common units surrendered therefor in satisfaction of the unit option exercise price will have a tax basis that equals, and a capital gains holding period that includes, the tax basis and capital gains holding period of the previously held common units surrendered in satisfaction of the unit option exercise price. Any additional common units received upon exercise will have a tax basis that equals the amount of cash (if any) paid by the Participant, plus the amount of compensation income recognized by the Participant under the rules described above.

        When a Participant sells the common units acquired as a result of the exercise of a unit option or unit appreciation right, any appreciation (or depreciation) in the value of the common units after the exercise date is treated as long- or short-term capital gain (or loss) for federal income tax purposes, depending on the holding period. The common units must be held for more than 12 months in order to qualify for long-term capital gain treatment.

        The Amended LTIP allows the plan administrator to permit the transfer of awards in limited circumstances. See "—Other Provisions—Transferability of Awards."

        The Internal Revenue Service (the "IRS") has not provided formal guidance on the income tax consequences of a transfer of unit options (other than in the context of divorce) or UARs. However, the IRS has informally indicated that after a transfer of options (other than in the context of divorce pursuant to a domestic relations order), the transferor will recognize income, which will be subject to withholding, and FICA/FUTA taxes will be collectible at the time the transferee exercises the option. If options are transferred pursuant to a domestic relations order, the transferee will recognize ordinary income upon exercise by the transferee, which will be subject to withholding, and FICA/FUTA taxes (attributable to and reported with respect to the transferor) will be collectible from the transferee at such time. Unit options granted under the Amended LTIP will likely be subject to the same tax treatment.

        The transfer of a unit option may result in gift tax consequences to a Participant. The amount of the transferor's gift (or generation-skipping transfer, if the gift is to a grandchild or later generation) equals the value of the option at the time of the gift. The value of the option may be affected by several factors, including the difference between the exercise price and the fair market value of the common units, the potential for future appreciation or depreciation of the common units, the time period of the option and the illiquidity of the option. Federal gift tax will be limited by (i) the annual exclusion per donee (currently $14,000 for 2014), (ii) the transferor's lifetime unified credit, or (iii) the marital or charitable deductions. Gifted unit options, to the extent subject to transfer taxes, will not be included in the Participant's gross estate for purposes of the federal estate tax or the generation-skipping transfer tax. Whether such consequences apply to unvested options is uncertain and the gift tax implications of such a transfer is a risk the transferor will bear upon such a disposition.

        Phantom Unit Awards; Restricted Unit Awards; Other Awards.    A Participant will recognize ordinary compensation income upon receipt of cash pursuant to a cash award or, if earlier, at the time the cash is otherwise made available for the Participant to draw upon. A Participant will not have taxable income at the time of a grant of an award in the form of a phantom unit award, but rather, will generally recognize ordinary compensation income at the time he receives common units or a cash payment in satisfaction of the phantom unit award in an amount equal to the fair market value of the common units received or the cash payment, whichever is applicable. In addition, the Participant will be subject to ordinary income tax upon the payment of a DER or a UDR. In general, a Participant will recognize ordinary compensation income as a result of the receipt of common units pursuant to a restricted unit award or a unit award in an amount equal to the fair market value of the common units when the common units are received, provided, that if the common units are not transferable or are subject to a substantial risk of forfeiture when received, the Participant will recognize ordinary compensation income in an amount equal to the fair market value of common units (i) when the common units first become transferable or are no longer subject to a substantial risk of forfeiture, in cases where a Participant does not make an valid election under Section 83(b) of the Internal Revenue Code, or (ii) when the common units are received, in cases where a Participant makes a valid election under Section 83(b) of the Internal Revenue Code.

        A Participant who is an employee will be subject to withholding for federal, and generally for state and local, income taxes at the time he recognizes income under the rules described above with respect to common units or cash received. Directors and consultants must make their own arrangements for satisfying any tax obligations they may incur in connection with the receipt of an award under the Amended LTIP. Distributions that are received by a Participant prior to the time that the common units are taxed to the Participant under the rules described in the preceding paragraph are taxed as additional compensation, not as distributions on common units. The tax basis in the common units received by a Participant will equal the amount recognized by him as compensation income under the rules described in the preceding paragraph, and the Participant's capital gains holding period in those common units will commence on the date of receipt of the common units.

        Subject to the discussion immediately below, G&P or one of its affiliates will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a Participant under the foregoing rules.

        Tax Code Limitations on Deductibility.    In order for the amounts described above to be deductible by G&P or one of its affiliates, the amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses.

        Limited Partnership Interest.    We are not a taxable entity, and as such, we do not incur any federal income tax liability. Instead, each holder of our common units is required to report on his income tax return his share of our income, gains, losses and deductions in computing his federal income tax liability, regardless of whether cash distributions are made to him by us. Distributions by us to a holder of common units are generally not taxable unless the amount of cash distributed is in excess of the holder's adjusted basis in his interest. Usually at the beginning of each year, we will mail to each partner a Schedule K-1 showing the amounts of income, gains, losses, and deductions that the partner is required to reflect on his federal income tax return as a limited partner for the preceding year. A limited partner will not qualify for using Form 1040EZ or 1040A, and may not file his federal income tax return until he has received his Schedule K-1 and reflected the relevant information contained therein in his tax return.

New Plan Benefits

        The awards, if any, that will be made to Eligible Persons under the Amended LTIP are subject to the discretion of the plan administrator, and thus we cannot currently determine the benefits or number of common units subject to awards that may be granted in the future to our executive officers, employees and consultants or to members of the Board under the Amended LTIP. Therefore, the New Plan Benefits Table is not provided.

        We did make annual equity grants under the Current LTIP to our executive officers in 2013, which are reported in the "Grants of Plan-Based Awards" table on page 66 of this proxy statement. We anticipate making another annual equity grant to our executive officers and certain employees under the Amended LTIP for 2014, but the amount of such grants is not determinable at this time. In addition, we anticipate awarding each non-employee director of the Board, pursuant to the terms of our current non-employee director compensation policy, his/her annual grant of $75,000 in fair market value of restricted common units for 2014. Such awards will be subject to a vesting schedule that will be specified in the applicable award agreement, and the number of common units subject to such awards will be determined at the date of grant of such awards.

Previously Awarded Unit Options

        We have not previously made any unit option awards under the Current LTIP. Therefore, we do not have any information to provide regarding previously awarded unit options.

Vote Required

        The proposal seeking to approve the Amended and Restated Eagle Rock Energy Partners Long Term Incentive Plan will require approval by the holders of a majority of the Outstanding common units that are represented in person or by proxy and entitled to vote on the proposal at the Annual Meeting.

Recommendation

        OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDED LTIP.

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

        As with most publicly-traded limited partnerships, we do not have a board of directors or employees, but instead our general partner manages our operations and activities on our behalf. Because our general partner is a limited partnership, its general partner, Eagle Rock G&P LLC ("G&P"), makes all determinations on behalf of our general partner, including determinations related to the conduct of our business and operations. As a result, the executive officers of G&P, under the direction and oversight of the Board, make all decisions on behalf of our general partner with respect to the conduct of our business and operations.

        The following table provides information regarding the executive officers and the members of the Board as of April 30, 2014. Executive officers are not appointed for a specific term and instead serve at the discretion of the Board in their respective offices until they resign or their employment is terminated and they are removed from office by the Board. Directors (other than the Class I Management Director) generally are elected or appointed, as applicable, to three-year terms, or until their successors are duly elected and qualified or until their earlier resignation or removal.

        The Class I Elected Director (William K. White) is serving for a term that expires at the 2014 Annual Meeting. If Mr. White is re-elected at the 2014 Annual Meeting, his term will expire at the annual meeting of unitholders to be held in 2017. Pursuant to the age and retirement provisions of our Governance Guidelines, Mr. White submitted his letter of resignation on February 3, 2014, and the Board determined on February 4, 2014, in its discretion per the Governance Guidelines, to defer Mr. White's resignation for a period of one year. If elected, pursuant to our Governance Guidelines, the Board will reconsider Mr. White's letter of resignation on an annual basis.

        The directors designated as the Class II Elected Directors (William A. Smith and Herbert C. Williamson, III) are serving for a term that expires at the annual meeting to be held in 2015. The directors designated as the Class III Elected Directors (Peggy A. Heeg and Philip B. Smith) are serving for a term that expires at the annual meeting to be held in 2016. Successors to the class of Elected Directors whose term expires at an annual meeting will be elected for a three-year term, or until their successors are duly elected and qualified or until their earlier resignation or removal.

        There are no family relationships among any of the directors or executive officers of G&P. In addition, there are no arrangements or understandings between any of our executive officers and any other person pursuant to which any person was selected as an executive officer. Please see "Governance Matters—The Board—Board Composition" for information regarding the arrangements and understanding between our directors and director nominees pursuant to which our directors or director nominees were or are to be selected as a director or director nominee.

Name	Age	Position with our General Partner
Joseph A. Mills	54	Chairman and Chief Executive Officer, Class I Management Director
Jeffrey P. Wood	43	Senior Vice President and Chief Financial Officer
Charles C. Boettcher	40	Senior Vice President, General Counsel, Chief Compliance Officer and Secretary
Steven G. Hendrickson	52	Senior Vice President, Technical Evaluations
Joseph E. Schimelpfening	52	Senior Vice President, Upstream Business
Roger A. Fox‡	53	Senior Vice President, Midstream Business
Robert D. Hallett	52	Senior Vice President, Business Development
Christopher D. Ray	44	Class I NGP Appointed Director
William K. White*†	72	Class I Elected Director
William J. Quinn	43	Class II NGP Appointed Director
William A. Smith†	69	Class II Elected Director
Herbert C. Williamson, III†	65	Class II Elected Director
David W. Hayes	39	Class III NGP Appointed Director
Peggy A. Heeg†	54	Class III Elected Director
Philip B. Smith†	62	Class III Elected Director

*
Standing for re-election to the Board.

†
Independent directors.

‡
Mr. Fox, as a midstream business employee, is expected to cease employment with G&P upon the consummation of the Partnership's previously announced contribution of its midstream business to Regency Energy Partners, LP ("Regency"). This may occur after the mailing date of this proxy statement, but prior to the Annual Meeting date.

Executive Officers of G&P

        Joseph A. Mills was elected Chairman of the Board and Chief Executive Officer of G&P in May 2007. Additionally, Mr. Mills has served since April 19, 2006, and will continue to serve for the foreseeable future, as Chief Executive Officer and as a manager of Montierra Management LLC, which is the general partner of Montierra Minerals & Production, LP. From September 2003 to January 2006, Mr. Mills was the Senior Vice President of Operations for Black Stone Minerals Company, LP, a privately held company. From March 2001 to August 2003, Mr. Mills was a Senior Vice President of El Paso Production Company, and from October 1999 to March 2001, Mr. Mills was a Vice President of El Paso Production Company, a wholly-owned subsidiary of El Paso Corporation. Prior to joining El Paso, Mr. Mills held various executive and senior-level management positions with Sonat Exploration Company, a wholly-owned subsidiary of Sonat, Inc.

        Jeffrey P. Wood was elected Senior Vice President and Chief Financial Officer of G&P in January 2009. Mr. Wood also served as Treasurer of G&P from March 11, 2009 through April 23, 2013. From August 2006 to December 2008, Mr. Wood was a senior vice president and portfolio manager in the private equity division of Lehman Brothers Holdings, Inc., a global financial services firm. From July 2001 through August 2006, Mr. Wood worked for Lehman Brothers in its natural resources investment banking practice. Mr. Wood's primary focus area during his tenure at Lehman Brothers was the energy industry and specifically the master limited partnership sector.

        Charles C. Boettcher was elected Senior Vice President, General Counsel, Chief Compliance Officer and Secretary of G&P in August 2007. Prior to joining Eagle Rock, Mr. Boettcher was in the law firm of Thompson & Knight, LLP from 1999 to August 2007, serving as an associate through 2005 and as a partner from 2006 to August 2007. During his eight years at Thompson & Knight, Mr. Boettcher practiced law in the Corporate and Securities department, was a member of the Energy practice group and focused his practice on private equity and mergers and acquisitions in the oil and gas industry, as well as securities compliance and disclosure for public companies.

        Steven G. Hendrickson was elected Senior Vice President of Technical Evaluations of G&P in May 2007. From May 2006 to May 2007, Mr. Hendrickson was Vice President of Engineering for Montierra Minerals & Production, L.P., a privately held limited partnership that acquires, invests in and actively manages oil and gas mineral and royalty interests in the United States. From April 2005 to May 2006, he was in private engineering practice. From March 1999 to April 2005, Mr. Hendrickson was Director of Reservoir Engineering and held various other management positions with El Paso Corporation, a public oil and gas company. Mr. Hendrickson is a licensed Petroleum Engineer in the State of Texas, and is a member of the Society of Petroleum Engineers and the Society of Petroleum Evaluation Engineers.

        Joseph E. Schimelpfening was elected Senior Vice President, Upstream and Minerals Business of G&P in October 2008. Mr. Schimelpfening's title changed to Senior Vice President, Upstream Business in May 2010 following the sale of our minerals business. From May 2007 to October 2008, Mr. Schimelpfening served as Senior Vice President of E&P Operations and Development for G&P. From May 2006 to May 2007, Mr. Schimelpfening was Vice President of Operations and Development for Montierra Minerals & Production, L.P. From May 2005 until May 2006, Mr. Schimelpfening was Division Operations Manager for El Paso Corporation. Mr. Schimelpfening is a licensed engineer in Texas.

        Roger A. Fox was elected Senior Vice President, Midstream Business of G&P on March 26, 2012. Until December, 2011, Mr. Fox was employed by BG Group plc, a major United Kingdom-based integrated oil and gas company. From October 2009 to December 2011, Mr. Fox was President of TGGT Holdings, a joint venture between BG Group plc and EXCO Resources. TGGT Holdings is a private midstream company. From September 2006 to September 2009, Mr. Fox was President of Karachaganak Operating Company, a major upstream BG Group plc venture based in Kazakhstan. Mr. Fox is a licensed professional engineer and member of the Institution of Mechanical Engineers and Institution of Gas Engineers & Managers in the United Kingdom. Mr. Fox, as a midstream business employee, is expected to cease employment with G&P upon the consummation of the Partnership's previously announced contribution of its midstream business to Regency. This may occur after the mailing date of this proxy statement, but prior to the Annual Meeting date.

        Robert D. Hallett was elected Vice President, Business Development of G&P in November 2010. On March 26, 2012, Mr. Hallett was promoted to the position of Senior Vice President, Business Development. From 2009 to 2010, Mr. Hallett served as the Managing Director and the head of the Houston office for FBR Capital Markets, an investment bank. From 2000 to 2009, Mr. Hallett served as a managing director in the Mergers & Acquisitions Group as well as the Energy Investment Banking Group of RBC Capital Markets, an investment bank, where he focused on the origination and execution of mergers and acquisitions primarily in the E&P and midstream area.

Directors of G&P

        The Board believes that each of our directors is highly qualified to serve as a member of the Board. Each of the directors has contributed to the mix of skills, core competencies and qualifications of the Board. Our directors are highly educated and have diverse backgrounds and talents and extensive track records of success in what we believe are highly relevant positions with some of the most reputable organizations in the world. The Board also has considered the fact that all of our directors have worked for, or served on the boards of directors of, a variety of companies in a wide range of industries. The Board believes that through their varying backgrounds, our directors bring a wealth of experiences and new ideas to the Board.

        Described on the following pages are the principal occupations and positions and directorships for at least the past five years of our directors and director nominees, as well as certain information regarding their individual experience, qualifications, attributes and skills that led the Board to conclude that they should serve on the Board.

        Joseph A. Mills biographical information is located under "—Executive Officers of G&P" above.

        Christopher D. Ray was appointed as a Director of G&P in June 2011. Mr. Ray joined NGP in 2003 and was promoted to Managing Director in 2007 and to Senior Managing Director in 2012. He also currently serves as NGP's general counsel, since 2003, and serves on NGP's Executive Committee. Previously, Mr. Ray served as a partner in the law firm of Thompson & Knight, LLP. He practiced in the Corporate and Securities group in Dallas for eight years, working on investment and corporate financing transactions, including the formation and capitalization of investment funds, portfolio company investments and exits, mergers and acquisitions, securities law compliance and public and private debt and equity offerings.

        William K. White has been a Director of G&P since October 2006, serves as Chairman of the Audit Committee and was appointed to the Compensation Committee effective February 7, 2012. Mr. White also serves as the audit committee financial expert. Mr. White is a retired oil and gas executive. In December, 2012, Mr. White was appointed, as an independent director, to the board of directors of NGP Capital Resource Company where he also serves on the Compensation, Audit, Conflicts and Nominating & Governance committees. In April 2014, Mr. White was appointed to the board of directors of Resolute Energy Corporation where he also serves on the Audit and Corporate Governance/Nominating committees. From July 2008 through December 2008, Mr. White served as independent director, audit committee chairman and member of the compensation committee of CRC-Evans International, Inc., an affiliate of a portfolio company of NGP. From May 2005 to September 2007, he served as an independent director and member of the audit and compensation committees of the board of directors of Teton Energy Corporation, a public company. From September 1996 to November 2002, Mr. White was Vice President, Finance and Administration and Chief Financial Officer for Pure Resources, Inc., an NYSE-listed independent oil and gas producer.

        William J. Quinn has been a Director of G&P since March 2006. Mr. Quinn previously served as Chairman of the Board of G&P from January 2007 to May 2007. Mr. Quinn served as a member of the Compensation Committee from March 2006 to February 2010, and served as chairman of the Compensation Committee from March 2006 to February 2008. Mr. Quinn served as a director of Eagle Rock Pipeline, L.P. from December 2005 to March 2006 and Eagle Rock Energy, Inc. from December 2003 through December 2005. Mr. Quinn has served as the Executive Vice President of NGP Energy Capital Management, a natural resources investment company, as a Managing Partner of the Natural Gas Partners private equity funds, and on the investment committee of NGP Capital Resources Company, a business development company that focuses on the energy industry, and has served in those or similar capacities from 1998 until 2014. Mr. Quinn currently serves, and has served since May 1, 2013, as Managing Partner of BQ Capital Partners, a private equity firm.

        William A. Smith has been a Director of G&P since September 2007 and has served as chairman of the Compensation Committee since February 2008, as a member of the Conflicts Committee since September 2007, and as a member of the Nominating & Governance Committee since April 2012. Mr. Smith previously served as a member of the Audit Committee from September 2007 until April

2012. Mr. Smith has served as the Board's Lead Director since February 2011. Mr. Smith has served as a Managing Director and partner in Galway Group, L.P., an energy advisory and investment banking firm, from August 2002 until April 2012, when he retired from the firm. From October 1999 to June 2002, Mr. Smith was executive vice president of El Paso Corporation. Prior to the merger of Sonat Inc. with El Paso Corporation in 1999, Mr. Smith was executive vice president and general counsel of Sonat, Inc. Mr. Smith currently serves as a member of the board of directors and audit committee of the board of directors of El Paso Pipeline GP Company, LLC, the general partner of El Paso Pipeline Partners, L.P.

        Herbert C. Williamson, III has been a Director of G&P since July 2010. He has served as the Chairman of the Conflicts Committee since December 2010, as a member of the Compensation Committee since October 2010, and as a member of the Audit Committee since April, 2012. Mr. Williamson previously served as a member of the Nominating & Governance Committee from October 2012 until April 2012. Mr. Williamson currently serves as a director of Merlon Petroleum Company and Chairman of the Board of ZaZa Energy Corporation and previously served as a director of Petrohawk Corp. from 2005 through 2007 and Westside Energy Corp. from 2004 through 2007. Prior to his retirement in 2002, Mr. Williamson held various positions with energy companies and investment banks including Petrie Parkman & Co., Merlon Petroleum Company, Seven Seas Petroleum Company and Credit Suisse First Boston Corporation.

        Peggy A. Heeg has been a Director of G&P since July 2010. She has served as a member of the Conflicts Committee since December 2010, as the Chairman of the Nominating & Governance Committee since October 2010, and as a member of the Audit Committee since October 2010. Ms. Heeg has been a partner at Norton Rose Fulbright L.L.P., an international law firm, since 2004. Prior to 2004, Ms. Heeg held various positions at El Paso Corporation, including serving as Executive Vice President and General Counsel from 2001 through 2003. Ms. Heeg served as attorney and advisor at the Federal Energy Regulatory Commission prior to her time at El Paso.

        Philip B. Smith has been a Director of G&P since October 2006 and has served as a member of the Nominating & Governance Committee since October 2010. Mr. Smith previously served on the Compensation Committee and Audit Committees until October 2010. Since April 2002, Mr. Smith has been administering estates and managing private investments. From January 1999 until March 2002, Mr. Smith was Chief Executive Officer and Chairman of the board of directors of Prize Energy Corp. From 1996 until 1999, Mr. Smith served as a director of HS Resources, Inc. and of Pioneer Natural Resources Company and its predecessor, MESA, Inc.

        David W. Hayes was appointed as a Director of G&P in November 2011. Mr. Hayes joined NGP in 1998 and was promoted to Managing Director in 2008. He also currently serves as NGP's Director of Corporate Finance. Prior to joining NGP, Mr. Hayes was a member of Merrill Lynch's Energy Investment Banking group in Houston, Texas, where he focused on mergers and acquisitions and financings in the exploration and production and natural gas pipeline industries.

Qualifications for All Directors

        To be considered for Board membership, each director must possess the qualifications, skills and financial literacy generally appropriate for public board membership. In the textual description below, we identify key qualifications and skills that our directors bring to the Board, in addition to baseline competencies, that are important in light of the Partnership's strategic direction. The lack of an "X" does not mean the director does not possess that qualification or skill; rather, an "X" in the chart below indicates that the listed qualification or skill is a specific reason that the director has been nominated to serve on the Board and/or is a particular area of focus or expertise upon which the Board currently relies.

Director/Category	Joseph A. Mills	Christopher D. Ray	William K. White	William J. Quinn	William A. Smith	Herbert C. Williamson, III	Peggy A. Heeg	Philip B. Smith	David W. Hayes
Leadership	X		X		X	X	X	X	X
Finance	X	X	X	X		X		X	X
Energy	X	X	X	X	X	X	X	X	X
Regulatory		X			X		X
Strategic Thinking	X	X	X	X	X	X	X	X	X
Corporate Governance	X	X			X	X	X	X	X
Legal		X			X		X
Public Board Experience			X	X	X	X		X
Accounting			X

Qualitative Discussion of Director Qualifications, Attributes and Skills

        Joseph A. Mills—The Board believes that Mr. Mills brings leadership, operational, managerial and strategic expertise to the Board and the Partnership. Mr. Mills' experience as Chief Executive Officer of Montierra Minerals & Production, L.P., where he focused on the stable cash-flow business of minerals, royalties and non-operated working interests, specifically benefits the Board and the Partnership as we strive to achieve one of our primary objectives of stable distribution of cash to our unitholders. In addition, his executive and operational expertise, transactional background and business development experience with El Paso Corporation and Sonat Exploration Company is a valuable resource in leading our midstream and upstream operations, growth strategy and the management of our employees. Collectively, these experiences provide invaluable guidance in the operational aspects of the Partnership and the management and leadership of the Board.

        Christopher D. Ray—The Board believes that Mr. Ray brings a broad range of legal and energy-related knowledge to the Board and the Partnership through his extensive experience in structuring, negotiating and executing energy-related transactions, as well as serving on Boards of various private energy companies. The Board believes that Mr. Ray's energy investment experience and knowledge, as well as legal background, are valuable resources for the Board. The analytical skills that Mr. Ray has developed through his career, as well as his experience and general energy-related knowledge provide an important skill-set and valuable perspective to the Board as we evaluate transactions, investments and other opportunities.

        William K. White—The Board believes that Mr. White brings substantial experience to the Board and the Partnership through his extensive work in public and private equity and debt placements, administrative and operational restructuring, debt renegotiations and mergers and asset acquisitions. Mr. White has served in many capacities with several energy companies including positions as: (1) chief financial officer of three publicly-traded energy companies, (2) a member of the board of directors of both private and public companies, (3) chairman of audit committees, (4) a conflicts committee member, and (5) a compensation committee member. The Board believes that Mr. White's commercial banking and mezzanine finance background, expertise in finance-related activities, thorough understanding of audit and accounting-related matters and experience with numerous energy companies as a senior financial officer in both the private and public sectors provides significant insight, value and perspective to the Board, our Audit Committee (as chairman and designated "financial expert") and the Partnership.

        William J. Quinn—The Board believes that Mr. Quinn brings skills to the Board and the Partnership with his understanding and experiences in the energy industry and specifically with respect to his abilities in analysis of transactions and investment opportunities. Mr. Quinn has served in various capacities in the energy industry, including positions as co-manager of NGP's investment portfolio, and as a board member of a public company. In this role, Mr. Quinn was active in NGP's investment process and overseeing the ongoing development of proprietary transaction and analysis tools. The analytical skills that Mr. Quinn has developed through his career provide the Board and the Partnership a valuable resource as we evaluate transactions, investments and other opportunities.

        William A. Smith—The Board believes that Mr. Smith brings legal and business expertise to the Board and the Partnership through his experiences as general counsel and executive of Sonat, Inc. and his executive positions at El Paso Corporation and other energy companies. Through his work in the energy industry, Mr. Smith has accumulated knowledge and experience in the liquefied natural gas ("LNG") markets, which knowledge and experience the Board utilizes as it considers the impact LNG could have on natural gas and the Partnership. Mr. Smith also has significant experience serving as a board member of other domestic and international energy companies. The Board believes Mr. Smith's industry experience as an executive, board member and attorney provides an important skill set and perspective to the Board.

        Herbert C. Williamson, III—The Board believes that Mr. Williamson brings extensive energy and investment banking knowledge to the Board and the Partnership through his experiences with various energy companies and investment banking firms. Mr. Williamson has been involved in numerous complex energy-related acquisitions, divestitures, mergers and financing transactions. These experiences, combined with Mr. Williamson's board service, provide over 30 years of experience to the Board and the Partnership, which the Board believes is particularly helpful in evaluating prospective growth and financing opportunities.

        Peggy A. Heeg—The Board believes that Ms. Heeg brings to the Board and to the Partnership business, management, legal, regulatory and corporate governance expertise specific to the energy industry through her experiences as an executive officer of El Paso Corporation, as a partner at Fulbright & Jaworski L.L.P. and as an attorney at the Federal Energy Regulatory Commission. The Board believes Ms. Heeg's in-depth knowledge of energy regulation and corporate governance provides an important resource to the Board.

        Philip B. Smith—The Board believes that Mr. Smith brings a valuable engineering and analytical perspective to the Board and the Partnership through his engineering background and business knowledge. He has served as a director and chief executive officer of several energy companies and brings those experiences and insight to the Board as it oversees the conduct of the Partnership. The Board believes Mr. Smith's entrepreneurial abilities, combined with his practical experiences as an executive officer and director, have engendered resourceful ideas in furthering the strategies of the Partnership.

        David W. Hayes—The Board believes that Mr. Hayes brings valuable energy-related knowledge and experience to the Board and the Partnership through his extensive experience in analyzing, structuring, negotiating and executing energy-related transactions, including commodities derivative transactions. The Board believes Mr. Hayes' knowledge of capital markets, corporate finance, and in particular, commodities markets, provides an important resource to the Board as we evaluate transactions, including hedging transactions, investments and other opportunities.

 GOVERNANCE MATTERS

General Background

        Under the Partnership Agreement, our general partner has full power and authority to do all things, other than those items that require unitholder approval, on such terms as it determines to be necessary or appropriate to conduct our business. The Partnership Agreement provides that our general partner, to the fullest extent permitted by law, shall be free of any fiduciary duty or obligation to us or to the unitholders. However, in accordance with the Partnership Agreement, our general partner typically must act in "good faith" when making decisions on behalf of the Partnership. The Partnership Agreement further provides that in order for a determination by our general partner to be made in "good faith," our general partner must believe that the determination is in the best interests of the Partnership.

        Because our general partner is a limited partnership, its general partner, G&P, makes all determinations on behalf of our general partner, including determinations related to the conduct of our business and operations. As a result, the executive officers of G&P, under the direction of the Board, make all decisions on behalf of our general partner with respect to the conduct of our business and operations. Unitholders are not entitled to directly or indirectly participate in our management or operation. Our general partner may be removed by the unitholders, subject to the satisfaction of various conditions that are difficult to meet.

        The Partnership Agreement provides that an annual meeting of the limited partners for the election of certain directors to the Board will be held each year or at such other date and time as may be fixed from time to time by our general partner. At each annual meeting, the limited partners entitled to vote thereon, which excludes the NGP Parties, will vote as a single class for the election of the Elected Director nominees, and the limited partners entitled to vote thereon, which excludes the NGP Parties, will elect by a plurality of the votes cast at such meeting persons to serve on the Board who are nominated in accordance with the provisions of the Partnership Agreement. See "Voting Requirements for the Annual Meeting" for additional information.

Our Governance Practices

        We are committed to sound governance principles. To evidence this commitment, the Board has adopted charters for its committees (as described in more detail below), Governance Guidelines, a Code of Business Conduct and Ethics and a Code of Ethics for the Chief Executive Officer and Senior Financial Officers (the "Financial Code of Ethics"). These documents provide the framework for our governance. A complete copy of the current version of each of these documents is available on our website at www.eaglerockenergy.com or in print, free of charge, to any unitholder who requests it by contacting us by mail at 1415 Louisiana Street, The Wedge Tower, Suite 2700, Houston, Texas 77002, Attention: Investor Relations, or by telephone at (281) 408-1390. The Board regularly reviews corporate governance developments and modifies our governance documents as appropriate.

The Board

  Board Composition

        The Board currently has a total of nine members:

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  five Elected Directors, three of whom must be independent;

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  one Class I Management Director, who currently is our Chief Executive Officer, Joseph A. Mills; and

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  three NGP Appointed Directors.

        An Elected Director may be removed only for cause upon the vote of a majority of other Elected Directors. An NGP Director may be removed at any time by the NGP Parties or for cause by a majority of the remaining directors. In addition, if at any time the NGP Parties' ownership interest in our outstanding common units falls below 20% or 10% and a majority of the Elected Directors adopts an appropriate resolution, Natural Gas Partners will only have the right to appoint two or one NGP Appointed Directors, respectively. If the NGP Parties' ownership interest in our outstanding common units falls below 5% and a majority of the Elected Directors adopts an appropriate resolution, then all of our directors will be elected by our common unitholders. Any director seats that the NGP Parties lose the right to appoint become Elected Director seats in the same Class as specified currently, with the NGP Parties choosing which seat or seats to relinquish.

        At present, the directors and the Class in which each such director is a member are as follows:

Class I	Class II	Class III
Joseph A. Mills (Management)	William J. Quinn (NGP Appointed)	David W. Hayes (NGP Appointed)
Christopher D. Ray (NGP Appointed)	William A. Smith (Elected)	Peggy A. Heeg (Elected)
William K. White (Elected)	Herbert C. Williamson, III (Elected)	Philip B. Smith (Elected)

        Joseph A. Mills, as Chief Executive Officer of G&P, is the Class I Management Director and is automatically a member of the Board. The Partnership Agreement provides that the NGP Parties have the ability to appoint a person to fill the expiring seat of the Class I NGP Appointed Director at the Annual Meeting. Christopher D. Ray currently serves as the Class I NGP Appointed Director, and his term expires at the Annual Meeting. The NGP Parties may reappoint Mr. Ray, or they may appoint another individual of their choosing at the Annual Meeting.

  Board Experience and Leadership

        As set forth in our Governance Guidelines, we periodically evaluate our governance structure and select the Chairman of the Board based on an evaluation of the interests of the Partnership and its unitholders. We do not currently have a policy as to whether the positions of Chairman of the Board and Chief Executive Officer should be combined. Rather, we select the Chairman of the Board based on the circumstances facing the Partnership, an evaluation of the strengths of the Board and its directors and the strength of the Partnership's overall governance structure.

        Joseph A. Mills has served as the Chairman of the Board and Chief Executive Officer of G&P since joining Eagle Rock in 2007. We currently believe that maintaining this combined role remains in the best interest of the Partnership and its unitholders. Several factors have led to this determination. First, Mr. Mills' in-depth knowledge of, and experience in, our business, history, structure and organization facilitates timely communications between management and the Board. Second, Mr. Mills has proven to be an integral bridge between the Board and management by encouraging direct and open discussion. Third, maintaining the combined Chairman and Chief Executive Officer positions contributes to a consistent strategy and direction for the Partnership and the investing public by alleviating potential ambiguities in the decision-making process.

        In addition, the Board has appointed an independent Lead Director to act as a liaison between the non-management board members and management. The Lead Director provides input to the Chairman in establishing the Board's agenda, presides over Board meetings in the absence of the Chairman, presides over and sets the agenda for meetings of the independent directors, and presides over and sets the agenda for meetings of the non-management directors. William A. Smith was appointed as the Lead Director of our Board in February, 2011 and continues to serve in that capacity.

  Director Independence

        We have a majority of independent directors even though our Partnership Agreement requires us to have only three independent directors, and the listing standards of the NASDAQ Stock Market LLC do not require a listed limited partnership like us to have a majority of independent directors on the Board. The Board has determined that Messrs. William K. White, William A. Smith, Herbert C. Williamson, III, Philip B. Smith and Ms. Peggy A. Heeg each meet the independence standards established by The NASDAQ Stock Market LLC and applicable rules and requirements of the SEC.

  Attendance at Board Meetings; Frequency of Committee Meetings

        During the fiscal year ended December 31, 2013, our Board held 23 meetings, the Audit Committee held 10 meetings, the Compensation Committee held 8 meetings, the Nominating & Governance Committee held 3 meetings and the Conflicts Committee held 7 meetings. Each individual serving as a director during such period attended at least 75% of the aggregate meetings of our Board and the committees of our Board on which each such individual director served, except that William J. Quinn attended 16 of 23 (70%) of the meetings of the Board.

  Executive Sessions

        Our independent directors (which are currently all of the Elected Directors) and non-management directors (including independent directors) each periodically meet separately in executive sessions, typically in connection with a regular meeting of the Board or a Board committee.

  Director Attendance at Annual Meetings of Limited Partners

        Board members are encouraged, but not required, to attend the annual meetings of limited partners. Joseph A. Mills, Peggy. A. Heeg, Herbert Williamson, III, William A. Smith and William K. White attended the 2013 Annual Meeting.

Committees of the Board

        The Board has four standing committees: the Audit Committee, the Compensation Committee, the Conflicts Committee and the Nominating & Governance Committee (collectively, the "Committees"). The Board, in its business judgment, has determined that each of the Audit and Conflicts Committees is comprised entirely of independent directors in accordance with the listing standards of The NASDAQ Stock Market LLC and applicable rules and requirements of the SEC. Although the Compensation and Nominating & Governance Committees are not required to be comprised entirely of independent directors, at this time they are comprised entirely of independent directors. Each committee is governed by a written charter approved by the Board, which are available on our website at www.eaglerockenergy.com.

  Audit Committee

        Pursuant to its charter, the purpose of the Audit Committee is to:

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  oversee the accounting and financial reporting processes of the Partnership and audits of the Partnership's financial statements;

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  assist the Board in monitoring the integrity of the Partnership's financial statements;

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  evaluate the qualifications and independence of the Partnership's independent accountants;

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  oversee the performance of the Partnership's internal control over financial reporting and internal and external audit functions;

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  oversee the Partnership's compliance with legal and regulatory requirements related to the Partnership's financial operations and hedging activities;

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  prepare the report to be included in the Partnership's proxy statement for its annual meeting of unitholders as required by the rules of the SEC; and

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  perform such other functions as the Board may delegate to the Audit Committee.

        The Audit Committee currently consists of William K. White (Chairman), Peggy A. Heeg and Herbert C. Williamson, III. The Board has determined that all members of the Audit Committee are independent as that term is defined under the listing standards of The NASDAQ Stock Market LLC and Rule 10A-3 promulgated under the Exchange Act. The Board also has determined that each member of the Audit Committee is financially literate. Further, the Board has determined that Mr. White and Mr. Williamson are "audit committee financial experts" following a determination that they each met the criteria for such designation under the SEC's rules and regulations. For information regarding Mr. White's and Mr. Williamson's business experience, see "Board of Directors and Executive Officers."

        The report of the Audit Committee appears under the heading "Audit Committee Report" below.

  Compensation Committee

        Pursuant to its charter, the purpose of the Compensation Committee is to:

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  establish and oversee the Partnership's and G&P's overall compensation structure, practices, programs and reporting;

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  set the compensation for officers of G&P at the vice president level or above and such employees of G&P as the Compensation Committee shall determine in its discretion or as may be referred to the Compensation Committee by the Board or the chief executive officer from time to time;

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  review and approve enterprise goals for the chief executive officer and individual goals for each Executive Officer (as defined by Regulation S-K under the Exchange Act) and evaluate the performance of the chief executive officer and each Executive Officer in light of such goals; and

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  perform such other functions as the Board may delegate to the Compensation Committee.

        The Compensation Committee currently consists of William A. Smith (Chairman), William K. White and Herbert C. Williamson, III. The Board has determined that all members of the Compensation Committee are independent as that term is defined under the listing standards of The NASDAQ Stock Market LLC and Rule 10A-3 promulgated under the Exchange Act.

        The report of the Compensation Committee appears under the heading "Compensation Committee Report" below. Except as otherwise restricted by the Partnership Agreement, the LLC Agreement or by applicable law or regulation, the Compensation Committee has the authority to delegate to any one or more of its members such authority as it deems appropriate from time to time under the circumstances.

        Please see "Compensation Discussion and Analysis-Methodology and Process" for additional information on the Compensation Committee's processes and procedures for the consideration and determination of executive compensation and "Compensation of Directors and Executive Officers—2013 Director Compensation" for additional information on its consideration and determination of director compensation.

  Conflicts Committee

        Pursuant to its charter, the primary purpose of the Conflicts Committee is to carry out the duties as set forth in the Partnership Agreement and the Third Amended and Restated Limited Liability Company Agreement of G&P and to perform such other functions as the Board may request from or delegate to the Conflicts Committee.

        The Conflicts Committee currently consists of Herbert C. Williamson, III (Chairman), William A. Smith and Peggy A. Heeg. The Board has determined that all members of the Conflicts Committee are independent as that term is defined under the listing standards of The NASDAQ Stock Market LLC and Rule 10A-3 promulgated under the Exchange Act.

  Nominating & Governance Committee

        Pursuant to its charter, the Nominating & Governance Committee has responsibility to:

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  develop and recommend to the Board governance guidelines for the Partnership and assist the Board in implementing those guidelines;

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  identify and recommend to the Elected Directors nominees for election or appointment as Elected Directors;

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  advise the Board as to Board and committee composition;

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  lead and facilitate performance evaluations for the Board and committees;

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  lead and facilitate Board and management succession planning; and

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  perform such other functions as the Board may assign to the Nominating and Governance Committee.

        The Nominating & Governance Committee currently consists of Peggy A. Heeg (Chairman), Philip B. Smith and William A. Smith. The Board has determined that all members of the Nominating & Governance Committee are independent as that term is defined under the listing standards of The NASDAQ Stock Market LLC and Rule 10A-3 promulgated under the Exchange Act.

  Role in Risk Oversight

        The Board, both directly and through its Audit, Compensation, Nominating and Governance, Conflicts and informal committee(s), oversees the Partnership's risk management. In assisting the Board, the Audit Committee is primarily responsible for the oversight of: (1) the integrity of the Partnership's financial statements and internal controls, (2) the accounting and financial reporting processes of the Partnership, and (3) internal and external audits of the Partnership's internal controls and financial statements. The Audit Committee additionally oversees the Partnership's compliance with legal and regulatory requirements related to the Partnership's financial operations and hedging activities. The Audit Committee also oversees and establishes procedures for the receipt, retention and treatment of compliance and other complaints, including complaints regarding accounting, internal accounting controls or auditing matters, as well as the confidential, anonymous submission by our employees of potential concerns regarding questionable accounting or auditing matters. The Audit Committee further reviews with our management our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our financial risk assessment and financial risk management policies. In assisting the Board, the Compensation Committee is primarily responsible for oversight of risks related to compensation of our directors and officers as well as oversight of management's administration of the Partnership's 401k plan. The Nominating and Governance Committee assists the Board with oversight of risks associated with the Partnership's governance framework. In assisting the Board, the Conflicts Committee is primarily responsible for resolving certain conflicts of interest between us and our affiliates when the Board tasks the Conflicts Committee to resolve such conflicts. The Board retains ultimate oversight of compliance with legal and regulatory requirements, resolution of litigation and disputes, and environmental compliance, as well as other risk-related issues arising through the Partnership's operations, and may, as it deems appropriate, delegate certain specific oversight responsibilities to formal/standing or informal committees or sub-committees of the Board. Historically the Audit Committee has most often assisted the Board in its oversight with regard to these areas.

        Management has established an Enterprise Risk Committee, which is composed of our Chief Executive Officer and members of senior management. The Enterprise Risk Committee identifies, monitors and establishes risk mitigation mechanisms across the Partnership.

        The Enterprise Risk Committee receives regular reports from several standing management committees within the Partnership. These committees are comprised primarily of members of senior and mid-level management that have responsibility for assessing, monitoring and implementing risk mitigation measures under the direction of the Board and senior management. The management committees have a number of responsibilities, including risk oversight of the different functional areas of the Partnership. At this time, the primary management committees responsible for risk oversight are:

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  Risk Management—committee that monitors and mitigates our hedging risk, our counterparties' credit risk and risk associated with other finance-related activities;

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  Environmental, Health and Safety ("EH&S")—committee that monitors and mitigates risks associated with our employees/contractors, our property and the environment;

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  Disclosure Controls—committee that monitors and controls disclosures made in our public securities filings;

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  Information Management—committee that oversees information technology infrastructure procurement, implementation and integration, as well as oversees the implementation and administration of data management policies and procedures;

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  Human Resources—committee that monitors employee compensation benefit plans, policies and practices and mitigates risks associated therewith, including through oversight of our 401k investment committee; and

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  Insurance—committee that monitors company-wide insurance, coordinates with insurance brokers and mitigates insurable risk.

        The Enterprise Risk Committee reports directly to: (1) the Board with respect to matters arising from the Risk Management, EH&S, and Information Management Committees; (2) the Audit Committee with respect to matters arising from the Disclosure Controls Committee; and (3) the Compensation Committee with respect to matters arising from the Human Resources Committee. Certain of the executive officers who are members of the Enterprise Risk Committee, including the Chief Executive Officer, Chief Financial Officer and General Counsel, in turn, report material information to the Board and the Board committees. Through regular interaction and meetings with senior management, the Board and management discuss risk tolerance, potential risks and risk mitigation measures.

        To facilitate the flow of information between the Partnership and the Board and its committees, the Board has unfettered access to our management committees and our employees for purposes of gathering information and performing investigations. All directives of the Board to management and employees are to be given through Board action, or by a committee of the Board where appropriate and where the Board has duly delegated such committee the authority to make such directives. We believe the interaction among the Board, the Board committees, our Chief Executive Officer/Chairman and management committees provides for continuous and open lines of communication regarding, and oversight of, the various areas of risk that may affect us. The combination of the open lines of communication among the Board, Board committees and management committees and the fact that our Chief Executive Officer also serves as Chairman of the Board allows the Board to understand and address our material risks in a manner that effectively fulfills the Board's risk oversight function. See "—Board Leadership" for additional information on our choice of Chairman of the Board.

  Unitholder Communications with the Board

        Interested parties can communicate directly with the Board, or any director in particular, by mail in care of the Secretary, Eagle Rock Energy G&P, LLC, 1415 Louisiana Street, Suite 2700, Houston, Texas 77002.

        Our Secretary (or any successor to the duties thereof) will review each such communication received from unitholders and other interested parties and will forward the communication, as expeditiously as reasonably practicable, to the addressees if: (1) the communication complies with the requirements of any applicable policy adopted by us relating to the subject matter of the communication; and (2) the communication falls within the scope of matters generally considered by our Board. To the extent the subject matter of a communication relates to matters that have been delegated by our Board to a committee or to an executive officer, our Secretary may forward such communication to the executive or chairman of the committee to which such matter has been delegated. The acceptance and forwarding of communications to the members of our Board or an executive does not imply or create any fiduciary duty of our Board members or executive to the person submitting the communications.

Board Nomination Process

        Nominations of persons for election to the Board as Elected Directors may be made at an annual meeting of the limited partners only (1) by or at the direction of a majority of the Elected Directors on the Board or (2) by a limited partner who was a record holder of at least 10% of the Outstanding Units at the time the notice provided for in the Partnership Agreement is delivered to the General Partner, who is entitled to vote at the meeting and who complies with the notice procedures set forth in the Partnership Agreement, which are described in more detail below.

  Nomination of Director Candidates by Unitholders

        The Partnership Agreement provides that our common unitholders not affiliated with the NGP Parties are entitled to elect five of our nine directors. Nominations of directors for election to the Board as Elected Directors may be made at any annual meeting by any unitholder of record of at least 10% of Outstanding common units at the time of giving notice; provided that they comply with the requirements described below and in the section of this proxy statement entitled "Proposals for the 2015 Annual Meeting." While we do not have a policy that specifically addresses the consideration of director candidates recommended by unitholders, there would be no differences in the manner and criteria by which the Nominating & Governance Committee and the Board evaluate director candidates recommended by unitholders and those recommended by other sources.

        For any nominations brought before an annual meeting by a unitholder, the unitholder must give timely notice thereof in writing to our General Partner. The notice must contain certain information as described in the Partnership Agreement. To be timely, a unitholder's notice must be delivered to our General Partner not later than the close of business on the 120th calendar day, nor earlier than the close of business on the 135th calendar day, prior to the first anniversary of the preceding year's annual meeting (provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the unitholder must be so delivered not earlier than the close of business on the 135th day prior to such annual meeting and not later than the close of business on the later of the 120th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Partnership or our general partner).

        Only such persons who are nominated in accordance with the procedures set forth in the Partnership Agreement will be eligible to be elected at an annual meeting of limited partners to serve as Elected Directors. Notwithstanding the foregoing, unless otherwise required by law, if the unitholder

(or a qualified representative of the unitholder) does not intend to appear at the annual meeting of limited partners to present a nomination, the nomination will be disregarded notwithstanding that proxies in respect of such vote may have been received by our General Partner or the Partnership.

        In addition to the provisions described above and in the Partnership Agreement, a unitholder must also comply with all applicable requirements of the Exchange Act, and the rules and regulations thereunder; provided however, that any references in the Partnership Agreement to the Exchange Act or the rules promulgated thereunder are not intended to and do not limit any requirements applicable to nominations pursuant to the Partnership Agreement, and compliance with the Partnership Agreement is the exclusive means for a limited partner to make nominations.

Board Qualifications; Consideration of Diversity

        Our Nominating & Governance Committee is responsible for identifying and recommending to the Board qualified individuals to be nominated to serve on the Board. The Board's objective is to select individuals that have a demonstrated record of integrity, sound business judgment, leadership, objectivity, independence of mind, and commitment. In selecting potential Board candidates, the Board considers, among other things, its obligations under the Partnership Agreement, diversity of background, diversity of experience, the existing skill-set of the Board and the needs of the Partnership. We discuss our directors' qualifications and characteristics under "Board of Directors and Executive Officers—Directors of G&P" above.

        Our Nominating & Governance Committee factors the effectiveness of our diversity policy into its annual evaluation of our Board and its committees. Part of this review focuses on whether or not the Board includes the appropriate skills and characteristics that reflect a diverse, effective board. We believe that the evaluation program has been designed such that any diversity-related deficiencies would be identified as part of the process. We believe that an absence of such deficiencies can be correlated with the success of our diversity policy.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        During the fiscal year ended December 31, 2013, the Compensation Committee included the following directors: William A. Smith, Herbert C. Williamson, III and William K. White. None of the members of the Compensation Committee (1) was an officer or employee of the Partnership or of G&P, (2) was formerly an officer of the Partnership or of G&P or (3) had any relationship requiring disclosure under the SEC's rules governing disclosure of related person transactions. Additionally, no executive officer of G&P served as a member of the compensation committee or as a director of any entity while an executive officer of such entity was a member of our Board or the Compensation Committee.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the directors and certain officers of G&P, and persons who own more than 10% of a registered class of our equity securities, to file reports of beneficial ownership on Form 3 and reports of changes in beneficial ownership on Form 4 or Form 5 with the SEC.

        Based solely on our review of the reporting forms and written representations provided to us from the persons required to file reports, we believe that each of the required reporting persons complied with the applicable reporting requirements for transactions in our securities during the year ended December 31, 2013.

AUDIT COMMITTEE REPORT

        The Audit Committee (the "Audit Committee") of the Board of Directors (the "Board") of Eagle Rock Energy G&P, LLC, the general partner of Eagle Rock Energy GP, L.P., the general partner of Eagle Rock Energy Partners, L.P. (the "Partnership"), oversees the financial reporting process of the Partnership on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control over financial reporting and disclosure.

        In fulfilling its oversight responsibilities, the Audit Committee:

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  reviewed and discussed the audited financial statements contained in the Partnership's Annual Report on Form 10-K for the year ended December 31, 2013 with management and the independent registered public accounting firm, KPMG LLP;

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  discussed with the independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 16, as amended;

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  received from the independent registered public accounting firm the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence and discussed the independent registered public accounting firm's independence with the firm; and

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  considered the compatibility of non-audit services with the independent registered public accounting firm's independence.

        Based on these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Partnership's Annual Report on Form 10-K for the year ended December 31, 2013.

Respectfully submitted by the Audit Committee,
William K. White, Chairman Peggy A. Heeg Herbert C. Williamson, III

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions

        The following members of the Board of G&P hold positions at NGP as set forth next to each person's name: Christopher D. Ray, Senior Managing Director and General Counsel of Natural Gas Partners, and David W. Hayes, Managing Director and Director of Corporate Finance of Natural Gas Partners. During the year 2013 and through March of 2014, William J. Quinn served as Senior Partner of NGP Energy Capital Management and as a managing partner of the NGP private equity funds.

        We do not directly employ any persons to manage or operate our business. Those functions are provided by G&P. We reimburse G&P for all direct and indirect costs of these services.

        Since January 1, 2013, we have been involved in several transactions involving affiliates of NGP. During the year ended December 31, 2013, the Partnership purchased approximately $2.9 million of natural gas from certain NGP portfolio companies, of which there was an outstanding accounts payable balance of less than $0.1 million as of December 31, 2013.

Policies and Procedures

        There were no related-party transactions since January 1, 2013 that were required to be reported where the procedures described below did not require review, approval or ratification of such transactions or where such procedures were not followed.

        Under our Code of Business Conduct and Ethics, our directors and officers are required to disclose to us any violations of the Code of Business Conduct and Ethics, including existing or potential conflicts of interest. Among the enumerated conflicts of interest are significant transactions involving us and one or more of our officers and directors or their respective affiliates. As such, all related-party transactions are subject to the requirements of the Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics requires that any such transaction be first reported to the Chief Compliance Officer for approval before any action can be taken in connection therewith.

        If determined to be material, any such conflict may be resolved by disinterested members of the Board or the full Board, as appropriate. As described in the Partnership Agreement, the appropriate persons will approve related-party transactions that are either (1) on terms no less favorable to us than those generally being provided to or available from unrelated third parties or (2) fair and reasonable to us, taking into account the totality of the relationships between the parties involved (including other transactions that may be particularly favorable or advantageous to us). In the alternative, our general partner may, but is not required to, seek the approval of the Conflicts Committee in connection with related-party transactions, including transactions involving the NGP Parties. We anticipate that the Board will continue to obtain approval of the Conflicts Committee for material transactions with the NGP Parties. The Conflicts Committee is entitled to hire its own financial, legal and other advisors in connection with any matters on which the Board has sought the Conflicts Committee's approval. The Conflicts Committee, consisting of independent directors, is typically tasked with determining whether the transaction is in the best interests of the Partnership and recommending to the Board whether the transaction should be approved and authorized. In certain circumstances, the Board may delegate the entire authority to determine whether to pursue a transaction to the Conflicts Committee. The Board is not required, however, to delegate review and/or approval of related-party transactions to the Conflicts Committee. In certain unusual circumstances, related-party transactions may be put to a vote of our unitholders for approval, in accordance with the provisions of the Partnership Agreement.

 COMPENSATION DISCUSSION AND ANALYSIS

Overview of Executive Officer Compensation

        As a publicly-traded limited partnership, we do not have directors, officers or employees. Instead, our operations are managed by our general partner, Eagle Rock Energy GP, L.P., which in turn is managed by its general partner, G&P. When we refer to "our employees," "our officers," or similar statements, we are referring to individuals who are employed by G&P and provide services to us or who hold officer positions for G&P and provide services to us. For purposes of this Compensation Discussion and Analysis (this "CD&A"), when we refer to the "Committee," we are referring to the Compensation Committee of the Board of Directors of G&P; when we refer to "NEOs", we are referring to our named executive officers (who are officers of G&P); and when we refer to "LTIP," we are referring to our Amended and Restated Long Term Incentive Plan. Employee costs associated with the individuals who perform services for us, such as salaries, bonuses, benefits, reimbursements and other cash payments are reimbursed by us to G&P under a Services Agreement, which G&P entered into with us, along with other of our affiliates, on July 30, 2010. We recognize and record these expenses in our financial statements on an accrual basis and in the same period as G&P or its affiliates incur them on our behalf.

        For 2013, our NEOs were:

  •
  Joseph A. Mills—Chief Executive Officer ("CEO"), Chairman of the Board and Class I Director;

  •
  Jeffrey P. Wood—Senior Vice President and Chief Financial Officer;

  •
  Charles C. Boettcher—Senior Vice President, General Counsel, Chief Compliance Officer and Secretary;

  •
  Joseph E. Schimelpfening—Senior Vice President, Upstream Business

  •
  Steven G. Hendrickson—Senior Vice President, Technical Evaluations

        This CD&A provides information about our executive compensation objectives and policies for our NEOs, and is intended to place in perspective the information contained in the executive compensation tables that follow this discussion.

  Compensation Philosophy & Good Governance Practices

        Our executive compensation program is intended to help attract, motivate and retain key executives and to foster a performance-oriented environment by tying a meaningful portion of each executive's total compensation to the achievement of performance targets that are important to us and our public unitholders (through annual cash incentive compensation), and to growth in Partnership/unitholder value (through equity incentive compensation). The Committee regularly reviews our program to ensure that it supports these goals and is appropriately aligned with unitholder interests. Please refer to "Discussion and Analysis of Executive Compensation-Alignment of Realizable Total Direct Compensation and Performance" for information regarding how our approach to executive compensation promotes our pay for performance focus and alignment with unitholder interests. To further strengthen this alignment, the Committee has incorporated a number of significant compensation governance practices into the design and administration of our executive compensation program:

  •
  The vast majority of total direct compensation to our NEOs is variable (as shown in the chart below), dependent upon either annual performance with respect to a variety of financial, strategic and operational goals that are critical to our success, or provided in the form of long-term equity grants with the amount ultimately realized by the NEOs directly determined by the value of our common units;

  •
  Long-term equity awards comprise the largest single component of officer pay overall, and make up more than 50% of our CEO's total direct compensation;

  •
  No single-trigger change-in-control severance benefits, including no single-trigger vesting of equity incentive awards upon a change-in-control transaction;

  •
  No excise tax gross-ups;

  •
  No employment agreements with any of our NEOs;

  •
  Limited use of perquisites and our NEOs do not participate in any supplemental benefit plans not available to other employees in the organization;

  •
  Prohibition on hedging Partnership securities; and

  •
  The Committee engages the assistance of an independent compensation advisor.

        The mix of actual total direct compensation for our NEOs in 2013 is presented below. As shown, 79% of total direct compensation for our CEO and nearly 73% of total direct compensation for our other NEOs was comprised of variable compensation during 2013. Further discussion of each component of total direct compensation is provided below.

Fiscal Year 2013 Actual Total Direct Compensation Mix
Vast Majority of NEO Pay is Variable

  2013 Performance-Financial, Operational and Strategic Highlights

        Some of our more significant financial, operational and strategic highlights in 2013 included:

Company	Midstream Business	Upstream Business

•

Announcement of entry into a definitive agreement to contribute its midstream business to Regency for total consideration of up to $1.325 billion;

•

Achievement of 85% of the overall 2013 Enterprise Goals applicable to our annual cash incentive awards, including Adjusted EBITDA target, production targets Operating Cost and Capital Efficiency measures;

•

Achievement of majority of safety and environmental goals applicable to our annual cash incentive awards;

•

Negotiation of important amendments to our senior secured credit facility; and

•

Launching successful equity offering.

•

Successful startup of the 60 MMCF/d cryogenic processing plant in Wheeler County, Texas; and

•

Negotiation and execution of significant new gathering and processing agreements with key operators in the Texas Panhandle, adding over 275,000 gross acreage dedications

• Grew crude oil and NGL production volumes by 3% as compared to 2012; and • Company replaced 238% of its produced reserves through extensions and discoveries

  Realizable Total Direct Compensation vs. Grant Date/Target Total Direct Compensation

        As shown above, variable compensation and long-term incentive compensation in particular make up the vast majority of NEO compensation. Long-term incentive compensation is intended to reward our executives for driving long-term (i.e., multi-year) growth in unitholder value. In accordance with SEC rules, in the Summary Compensation Table, we report (1) annual cash incentive compensation actually earned for 2013, and (2) the grant date fair value of restricted units calculated in accordance with FASB ASC Topic 718. Consequently, while we report the grant date value of restricted units in the Summary Compensation Table and Grants of Plan-Based Awards tables, we believe that the grant date value represents an "opportunity" or "target" value that may change over time depending upon our total unitholder return (TUR) performance—helping to ensure alignment of compensation with unitholder interests.

        The table below compares the reported grant-date value of 2013 restricted unit awards made to each NEO to the year end value of such restricted units. As shown in the table below, year-end values of restricted unit grants made during 2013 were 60% of the total reported grant date value.

Executive	Position	2013 LTIP Units	2013 Grant Date Value	Year-End Value of 2013 LTIP Grant	Year-End Value As a Percent of Grant Date Value
			(in thousands)	(in thousands)
Mills	Chairman and Chief Executive Officer	200,000	$1,701.6	$1,012.9	60%
Wood	Senior Vice President and CFO	90,000	$765.7	$455.8	60%
Boettcher	SVP General Counsel CCO and Secretary	70,000	$595.6	$354.5	60%
Schimelpfening	Senior Vice President—Upstream	70,000	$595.6	$354.5	60%
Hendrickson	Senior Vice President—Technical Evaluations	70,000	$595.6	$354.5	60%

        The restricted unit awards granted in 2013 are not eligible to receive quarterly distributions until the awards vest, at which point they become eligible to receive future distributions. Grants of restricted units eligible to receive distributions are valued at the market price as of the date issued, while grants of restricted units not eligible to receive distributions are valued at the market price as of the date issued less the present value of the expected distribution stream over the vesting period using the risk-free interest rate. The awards generally vest over three years on the basis of one-third of the award each year.

  Alignment of Realizable Total Direct Compensation and Performance

        The chart below demonstrates how our approach to executive compensation promotes our pay for performance focus and alignment with unitholder interests, which is illustrated by the general correlation between realizable compensation of our CEO (calculated by adding the annual salary earned, the target incentive opportunity, and the year-end value of LTIP units granted during the referenced year) and total unitholder performance over the past five years.

CEO Realizable Pay Aligned with Total Unitholder Return Performance

  Consideration of Advisory Vote on Named Executive Officer Compensation

        At our 2013 Annual Meeting of limited partners, we held an advisory vote on our 2012 executive compensation program, and approximately 94% of the votes cast by our unitholders were cast in support of the compensation paid to our NEOs. The Committee values the input of our unitholders on the design and execution of our pay programs. Based upon the Committee's continual review of our programs, as well as the support expressed by unitholders and input from the Committee's independent compensation consultant, Pearl Meyer & Partners ("PM&P"), the Committee felt that it was appropriate to maintain for 2013 the core components of our 2012 executive compensation program.

  2013 Compensation Program Highlights

        During 2013, the following compensation actions were taken:

  •
  Following a review of competitive market data provided by PM&P, and individual performance, NEO salaries were increased an average of 6.77% in order to keep pace with our competitive market;

  •
  The Committee approved funding of our annual cash incentive compensation plan at 85% of target in recognition of enterprise performance, as highlighted above and further detailed below.

  •
  Annual LTIP awards were made in April, 2013 to our NEO's in the form of restricted units. Award values were targeted to achieve market median total direct compensation.

Discussion and Analysis of Executive Compensation

  Compensation Program Design

        The Committee believes an effective executive compensation program is designed to attract and retain key executives, to reward those executives for achieving performance goals that help to create or improve the Partnership/unitholder value (pay for performance), and to ensure alignment between the interests of executives and unitholders. Our program accomplishes these goals through a combination of base salary, annual (short term) cash incentive compensation, and equity incentive compensation, as shown below.

Executive Compensation Program Goals
Principal Components of our Executive Compensation Program	Discussion	Attract & Retain	Pay for Performance	Unitholder Alignment
Base Salary	Competitive fixed cash compensation which is particularly important in attracting and retaining qualified executives.	X

Annual (Short Term) Cash Incentives	Payouts are tied to achievement relative to established annual financial, operational, strategic and safety performance goals.
		X	X	X
Enhances focus on achievement of goals that result in sustainable, profitable performance from year to year.

Equity Incentives	Provided through awards of restricted common units that vest over time.
		X	X	X
Promotes alignment with unitholders by tying a meaningful portion of executive rewards to long-term unitholder value creation.

        Together, we refer to these three principal components of compensation as "total direct compensation."

        The Committee reviews the mix of base salary, annual (short term) cash incentives and equity incentives (i.e., total direct compensation) annually. It does not target a fixed percentage allocation among the compensation elements, but generally aims to provide the majority of NEO compensation opportunities in the form of incentive compensation (with an emphasis on long-term equity incentives to promote better alignment with our unitholders).

  Pay Positioning

        The Committee considers the market median (50th percentile, as presented by PM&P) to be our directional target for NEO total direct compensation, with opportunities to earn above or below the market median in return for performance. As discussed in greater detail below under "Methodology and Process—Benchmarking", market median data includes publicly disclosed pay data from our compensation peer group (as defined below) as well as compensation survey data for comparably-sized companies.

        The average of actual total direct compensation approved by the Committee for all of our NEOs in 2013 was slightly above the market median, as opposed to 2012, when the average of actual total direct compensation for the NEOs set forth below who were also NEOs in 2012 was 13.7% below market median. This increase of actual total direct compensation over median is largely attributable to the grant of restricted units to the NEOs on April 23, 2013, which for purposes of these calculations are valued at a unit price of $10.25 per unit. As shown above, we consider this grant-date value to be a "target" opportunity, and realizable value of these awards by year-end was less than the grant-date value, thus aligning our NEOs with returns experienced by our unitholders.

NEO Actual Total Direct Compensation % Above/Below Market Median

        For purposes of the charts above and the charts that follow, the annual short term (cash) incentive award value is equal to the annual cash bonus awards actually paid to the NEOs for 2013 services, and the equity incentive grant value is equal to the grant date fair value, computed in accordance with the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 718, of restricted common unit awards made to the NEOs during 2013. Grants of restricted units eligible to receive distributions are valued at the market price as of the date issued, while grants of restricted units not eligible to receive distributions are valued at the market price as of the date issued less the present value of the expected distribution stream over the vesting period using the risk-free interest rate. The awards generally vest over three years on the basis of one-third of the award each year.

  2014 Target Total Direct Compensation

        For 2014 going forward, the Committee continues to view the market median (50th percentile) to be our directional target for total direct compensation, although actual compensation may vary from the 50th percentile for individual executives or for the NEO group as a whole based on a variety of considerations, including individual or enterprise performance, new hire bonuses, as well as the inexact science of predicting market median when making compensation decisions. This is intended to translate into setting a market median target for fixed compensation (i.e., base salaries) combined with opportunities (in the form of annual bonus payments and long-term equity incentives) to earn above (or below) median pay in return for performance.

Methodology and Process

  Role of the Compensation Consultant

        In carrying out its responsibilities for establishing, implementing and monitoring the effectiveness of our compensation philosophy, plans and programs, the Committee relies on outside experts to assist in its deliberations. During 2013, the Committee received compensation advice and data from its independent compensation consultant, PM&P. The compensation consultant reports to and acts at the direction of the Committee.

        During 2013, the services provided to the Committee by PM&P included compensation peer group validation, competitive reviews of executive officer and director compensation, and a review of CEO pay for performance, which compared our CEO's realized pay against those of our peers over the past three years and confirmed for the Committee that our compensation program has been functioning as intended. PM&P provided the Committee with competitive assessments of the current compensation of our NEOs along with information regarding compensation trends and prevailing practices among our direct competitors as well as in the broader market.

        The Committee regularly reviews the services provided by PM&P, and believes that PM&P is independent in providing executive and director compensation consulting services. In making this determination, the Committee noted that during 2013:

  •
  PM&P did not provide any services to the Partnership or management other than services requested by or with the approval of the Committee, and that its services were limited to executive and director compensation consulting. Specifically, PM&P does not provide, directly or indirectly through affiliates, any non-executive compensation services, including pension consulting or human resource outsourcing;

  •
  Fees paid to PM&P were less than 1% of PM&P's total revenue;

  •
  PM&P maintains a conflicts policy, which was provided to the Committee with specific policies and procedures designed to ensure independence;

  •
  None of the PM&P consultants working on the Partnership matter had any business or personal relationship with Committee members outside of such engagement with the Partnership;

  •
  None of the PM&P consultants working on Partnership matters (or any consultants at PM&P) had any business or personal relationship with any executive officer of the Partnership; and

  •
  None of the PM&P consultants working on Partnership matters directly own Partnership units.

        The Committee discussed these considerations and concluded that the work of PM&P did not raise any conflict of interest. The Committee continues to monitor the independence of its compensation consultant on a periodic basis.

  Role of Management

        The Committee also received input regarding compensation issues and recommendations from our CEO and Lynda Irvine, our Vice President, Human Resources, both of whom typically attend the general sessions of our Committee meetings. For executive officers (other than the CEO), our CEO reviews market compensation information provided by PM&P as well as individual performance and other factors, and recommends compensation adjustments to the Committee.

  Benchmarking

        In order to have a competitive context for pay decisions, the Committee periodically reviews market data regarding compensation program design and competitive pay levels. As with prior years, during 2013, the Committee engaged PM&P to produce a study of such market data, utilizing a combination of:

  •
  Peer Group Data: Compensation data, reported in proxy statements and/or annual reports on Form 10-K, for a group of publicly-traded industry-specific peer companies (our "compensation peer group" and "peer group data", respectively); and

  •
  Compensation Survey Data: Data from published surveys, representative of broader energy industry and general industry pay practices.

Compensation survey data ("survey data"), when taken together with the peer group data, are collectively referred to as the "market data," or "market," as applicable.

        Our combination of both midstream assets and upstream assets, which is not a typical combination for publicly-traded limited partnerships, has presented a particular challenge in the selection of an appropriate peer group for compensation benchmarking purposes. Consequently, the Committee has relied heavily on the expertise and guidance of PM&P in the selection of appropriate compensation peer groups.

        In constructing the compensation peer group for 2013, we sought to identify a meaningful number of publicly-traded partnerships that (a) are similar in financial size to Eagle Rock, (b) together provided a representative blend of both midstream and upstream businesses, and (c) disclose detailed enough compensation data in their proxy statements and/or annual reports on Form 10-K to enable us to perform robust pay comparisons.

        For 2013, our compensation peer group consisted of the companies shown in the table below. This compensation peer group is the same as our 2012 compensation peer group.

Ticker	Company Name	Trailing 12 Mos Revenues ($MM)
NGLS	Targa Resources Partners LP	$5,883.6
GEL	Genesis Energy, L.P.	$3,367.4
XTEX	Crosstex Energy, L.P.	$2,691
LINE	Linn Energy, LLC	$1,977
DPM	DCP Midstream Partners, LP	$1,791.3
MWE	MarkWest Energy Partners, L.P.	$1,649.5
RGP	Regency Energy Partners LP	$1,490.4
CPNO	Copano Energy, L.L.C.	$1,417.7
APL	Atlas Pipeline Partners, L.P.	$1,383.3
MMLP	Martin Midstream Partners L.P.	$1,214.1
PVR	Penn Virginia Resource Partners, L.P.	$987.8
WES	Western Gas Partners, LP	$910.6
ACMP	Access Midstream Partners, L.P.	$608.4
BBEP	BreitBurn Energy Partners L.P.	$416.7
LGCY	Legacy Reserves LP	$346.5
EVEP	EV Energy Partners, L.P.	$310.4
VNR	Vanguard Natural Resources, LLC	$285.5
	Peer Group 75th Percentile	$1,791.3
	Peer Group Median	$1,383.3
	Peer Group 25th Percentile	$608.4

        Because the Committee makes determinations of NEO compensation in a given year based on peer group compensation from the prior year, the Committee believes the appropriateness of the peer group is best tested by comparing our current year revenues to the peer group's prior year revenues. At the time of the Committee's decision to use the above peer group, our 2013 revenues were anticipated to be near the median shown for the peer group. If the contribution of our Midstream Business to Regency is successfully completed, we expect that the composition of future compensation peer groups will primarily consist of upstream companies.

        In addition to peer group data, the Committee reviewed survey data provided by PM&P for individuals holding positions similar to the NEOs. Survey data presented were collected from a combination of industry-specific and general industry sources. Survey data are reflective of pay data for companies with revenues of around $1 billion (consistent with what was, at the time, our anticipated 2013 revenues), and may be considered "size adjusted." The utilization of survey data reflecting a large number of companies helps to mitigate the impact of statistical outliers and year-over-year volatility in compensation data that can arise from sole reliance on data from a small, focused peer group. This approach also provides a valuable perspective on the broader marketplace and helps identify emerging trends.

        While the Committee reviewed survey data in addition to public peer group data, the Committee relied most heavily on the public peer group data in making decisions on NEO pay.

Components of Executive Compensation Program

        Our executive compensation program currently has the following three principal elements: base salary, annual (short term) cash incentive bonuses and long term equity incentive awards, which we refer to as our total direct compensation. This mix of compensation elements balances incentives that are focused on both our short- and long-term goals. We will continue to evaluate the benefits of, and the appropriate mix of, our compensation elements on an on-going basis.

  Base Salary

        Our primary objective with respect to the base salary levels of our executive officers is to provide sufficient fixed cash income to retain and attract experienced and valuable executives in a competitive market for executive talent. The base salaries of our executive officers are reviewed and adjusted (if appropriate) periodically to reflect, among other things, economic conditions, base salaries for comparable positions from a review of market data discussed previously, the tenure of the officers, and the base salaries of the officers relative to one another.

  Fiscal Years 2013 and 2014

        Market data provided to the Committee by PM&P in early 2013 indicated that our NEO salaries were, on average, just under the 50th percentile of the competitive market. In light of this data, and in light of our compensation philosophy which targets the market median for compensation opportunities, the Compensation Committee approved increases to NEO salaries effective May 1, 2013.

        The following table reflects the annual base salary rates that were, and are currently applicable to each NEO for fiscal years 2013 and 2014:

Name	Salary 1/1/2013 - 3/31/2013	Salary 4/1/2013 - 12/31/2014
Mr. Mills	$560,000	$570,000
Mr. Wood	$320,000	$340,000
Mr. Boettcher	$290,000	$330,000
Mr. Schimelpfening	$290,000	$315,000
Mr. Hendrickson	$260,000	$300,000

  Annual (Short Term) Cash Incentive Bonuses

        The Committee awards annual (short term) cash incentive bonus compensation to its NEOs in order to:

  •
  Reward achievement of short-term financial or operational goals (e.g., earnings, safety, cost control, personnel development, and strategic initiatives) so that total compensation more accurately reflects actual Partnership and individual performance; and

  •
  Convert a portion of fixed employee costs into variable costs.

  Fiscal Year 2013

        For 2013, our named executive officers were eligible to receive annual cash bonuses under our 2013 Short Term Incentive Bonus Plan. Pursuant to the terms of the 2013 Short Term Incentive Bonus Plan, the formula for each employee's annual bonus, including for our NEOs' bonuses, takes into account the following factors: annual base salary, target bonus percentage, funding percentage (as determined by our Board of Directors and expressly dependent on achievement of our enterprise goals), individual performance factor (discretionary value from 0-125%) and any applicable proration factor (if an employee was not employed for the full fiscal year).

        The bonus target percentages for the CEO and the other NEOs for 2013 were established by the Committee at the beginning of 2011, in part based on recommendations from the CEO regarding targets for NEOs other than himself, and in part based on market data collected in previous year analyses in consultation with PM&P. Specifically, the target bonus percentages for 2013 for our NEOs, as a percentage of their respective base salaries, were (a) 100% for Mr. Mills, and (b) 75% for our other NEOs.

        The funding percentage for 2013 was based on actual attainment with respect to the predetermined enterprise performance goals and factors set forth below. These goals and factors were communicated to the executive officers and other employees in early 2013. The 2013 enterprise goals were as follows:

Performance Measure	Objective	Weighting %
Financial Goals:
1. Adjusted EBITDA	$284 MM	20%
2. DCF	$0.94 / unit	15%
3. Volumes Targets		15%
a. Midstream Daily Volumes	643.4 MMCF/d average
i. Equity Barrels (NGLs and Cond.)	9,055 Mbbls
b. Upstream Annual Volumes	31.3 BCFE
4. OPEX (Excludes Ad Valorem / Sev. Tax) / G&A	Total Company OPEX = $146.4 MM	15%
a. Midstream	$111.8 MM
i. $/MCF Target	$0.48 / Mcf
ii. Run Times of major equipment (see note 2)	97% or better on an annualized basis
b. Upstream	$34.6 MM
i. $/MCFE Target	$1.11 / MCFE
c. G&A (excluding LTIPS)	not to exceed $61.0 MM
5. Capital Efficiency	Total Capex (excluding Acq) = $208 MM	15%
a. Midstream	Total Midstream Capex = $88 MM (Growth and Maint.)
	i. ROR >18% (excludes acquisitions)
	ii. Maintenance Capex not to exceed $19.5 MM
b. Upstream	Total Upstream Capex = $118 MM (Growth and Maint.)
	i. ROR >20% (excludes acquisitions)
	ii. UDC<$1.90 / MCFE on Drill, Completion &
	Recompletion costs
	iii. Maintenance Capex not to exceed $49.9MM
6. Safety & Environmental	Employee recordable incident rate < 0.75	20%
	Preventable motor vehicle incident rate (PMVR) ≤ 2.0
	Contractor Recordable Incident rate ≤ 1.75
	Track and report Contractor Recordable Injury Rate performance
	Process Safety—Complete 8 HAZOPS at PSM Facilities
	10% Reduction in Reportable Spills
	10% Reduction in Upset and Unplanned Emissions to Atmosphere

NOTE 1:	The above figures are based on the Corporate Price Deck of as of January 2013 ($85/bbl oil and $3.25/Mcf gas).
NOTE 2:	a.	Major equipment is defined as compressors and large gathering and processing facilities.
	b.	Runtime of major equipment excludes approved budgeted and scheduled (i) major turnarounds, (ii) preventative maintenance, and (iii) force majeure weather events.
NOTE 3:	Upstream OPEX excludes taxes and post production costs.

        When making its bonus assessment for 2013, the Committee considered, among other things, the following Partnership achievements:

  •
  Entry into a definitive agreement to contribute its midstream business to Regency Energy Partners LP ("Regency") for total consideration of up to $1.325 billion;

  •
  Enterprise financial measures (including, most notably, our achievement of 85% of our Adjusted EBITDA target);

  •
  Maintenance capital expenditures, governance and operating expenses;

  •
  Midstream business performance and organic growth accomplishments including:

  •
  successful integration of the BP midstream assets and personnel into the Partnership's Texas Panhandle operations;

  •
  successful commissioning and startup of the 60 MMCF/d Wheeler Plant located in Wheeler County, Texas;

  •
  executing on new long term fixed fee commercial agreements covering approximately 275,000 gross acres in the Texas Panhandle area;

  •
  Upstream business oil and natural gas reserve and production growth accomplishments including:

  •
  the successful drilling program at the Partnership's Golden Trend field and SCOOP play;

  •
  replacing 238% of Company's produced reserves through extensions and discoveries;

  •
  growth of crude oil and NGL production by 3% as compared to 2012;

  •
  Launched successful equity offering;

  •
  Significant progress made in advancing the Partnership's safety, environmental and regulatory compliance goals; and

  •
  Negotiation of important amendments to our senior secured credit facility.

Executive	Individual Performance Criteria Considered
Mr. Mills	Successfully led the Partnership during 2013 and was instrumental in the following areas of accomplishment:

1)    Led the strategic review of the Partnership's two businesses which ultimately led to the announcement of entry into a definitive agreement to contribute its midstream business to Regency for total consideration of up to $1.325 billion;

2) Managed the Partnership and successfully accomplished Enterprise financial measures (including, most notably, achievement of 85% of our Adjusted EBITDA target);
3) Led midstream business performance and organic growth accomplishments including:
a) Successful integration of the BP midstream assets and personnel into the Partnership's Texas Panhandle operations;
b) the successful commissioning and startup of the 60 MMCF/d Wheeler Plant located in Wheeler County, Texas; and

Executive	Individual Performance Criteria Considered
c) Executing on new long term fixed fee commercial agreements covering approximately 275,000 gross acres in the Texas Panhandle area;
4) Led upstream business oil and natural gas reserve and production growth accomplishments including:
a) the successful drilling program at the Partnership's Golden Trend field and SCOOP play;
b) replacing 238% of produced reserves through extensions and discoveries; and
c) grew crude oil and NGL production by 3% as compared to 2012;
5) Launched successful equity offering;
6) Led significant progress in advancing our safety, environmental and regulatory compliance goals; and
7) Negotiated important amendments to our senior secured credit facility.
Mr. Wood	Successfully managed all facets of the Partnership's strategic, financial and reporting requirements during 2013 including:
1) Led the strategic review of the Partnership's two businesses which ultimately led to the announcement of entry into a definitive agreement to contribute its midstream business to Regency;
2) Managed the Partnership and successfully accomplished Enterprise financial measure (including, most notably, achievement of 85% of our Adjusted EBITDA target);
3) Launched successful equity offering; and
4) Negotiated important amendments to our senior secured credit facility.
Mr. Boettcher	Successfully managed all facets of the Partnership's strategic, legal, compliance and safety and environmental areas during 2013 including:

1)    Led the strategic review of the Partnership's two businesses and responsible for the negotiations which ultimately led to the announcement of entry into a definitive agreement to contribute its midstream business to Regency;

2) Managed the Partnership and successfully accomplished its Enterprise financial measures (including, most notably, our achievement of 85% of our Adjusted EBITDA target);

3)    Continued to provide strong leadership in areas such as regulatory compliance, safety and environmental compliance, SEC disclosures, internal compliance, litigation and dispute resolution, and incident investigation;

4) Launched successful equity offering; and

Executive	Individual Performance Criteria Considered
5) Assisted in the negotiations of important amendments to our senior secured credit facility.
Mr. Schimelpfening	Successfully managed all operational and commercial aspects of the Partnership's Upstream Business during 2013 including:

1)    Assisted in the strategic review of the Partnership's two businesses which ultimately led to the successful announcement of entry into a definitive agreement to contribute its midstream business to Regency;

2) Led Partnership's drilling program, including the successes at the Partnership's Golden Trend field and SCOOP play;
3) Replaced 238% of produced reserves through extensions and discoveries;
4) Grew crude oil and NGL production by 3% as compared to 2012; and
5) Provided strong leadership in areas such as regulatory compliance and safety and environmental compliance.
Mr. Hendrickson	Successfully managed all technical evaluations and Information Technology and Business Process improvement aspects of the Partnership during 2013 including:

1)    Assisted and was integral in the strategic review of the Partnership's two businesses which ultimately led to the successful announcement of entry into a definitive agreement to contribute its midstream business to Regency;

2) Managed the Partnership and successfully accomplished its Enterprise financial measures (including, most notably, our achievement of 85% of our Adjusted EBITDA target);
3) Provided strong leadership in technical evaluations of potential acquisition targets, as well as internally with respect to potential dispositions; and
4) Managed all aspects of the Partnership's Information Technology and Business Process groups and the successful implementation of key processes in the Midstream and Upstream businesses.

        Taking into consideration these factors and the Committee's recommendation, the Board, which maintains the ultimate discretion in determining whether our enterprise goals have been met and the appropriate level of funding for the annual cash incentive bonus plan, set the funding percentage for 2013 at 85%.

        The achievement of an employee's individual goals, or the individual performance factor, was also a key factor in determining an employee's annual cash incentive bonus for 2013. The individual performance factor may range from 0% to 125% depending on individual performance relative to an employee's performance appraisal rating, which is based on a set of measurable individual goals in support of the achievement of our enterprise goals described above.

        The Committee, through a qualitative evaluation, maintains ultimate discretion in assigning the individual performance factor for the CEO, and upon recommendation from the CEO, maintains discretion in assigning the individual performance factor for the other NEOs. The Committee based its determinations of the individual performance component on each individual's performance measured against the individual performance goals and targets of each NEO.

        As a result of the foregoing, the actual annual cash incentive bonus awards paid to the NEOs pursuant to the 2013 Short Term Incentive Bonus Plan were calculated as reflected in the following table, and were paid to the NEOs on April 1, 2014.

			FY 2013 Board- Approved Funding Percentage (% target)						Actual Award for FY 2013
	FY2013 Target Bonus Percentage (% of Salary)				Individual Performance Multiplier (% of target)
Executive		×		×		×	FY 2013 Gross Base Wage Earned	=	Actual Award ($)	Actual Award (% of target)
Mr. Mills	100%		85%		85%		$567,500		$410,019	72.3%
Mr. Wood	75%		85%		118%		$335,000		$252,004	100.3%
Mr. Boettcher	75%		85%		118%		$320,000		$240,720	100.3%
Mr. Schimelpfening	75%		85%		85%		$308,750		$167,304	72.3%
Mr. Hendrickson	75%		85%		100%		$290,000		$184,875	85.0%

  Fiscal Year 2014

        For 2014, the bonus target percentage for each NEO remains the same as the 2013 percentage.

        The enterprise performance factors and goals established for the 2014 Short Term Incentive Bonus Plan were developed through a process similar to that utilized for 2013, and incorporated input from management, the Committee and, as appropriate, the Board. The factors and goals adopted for 2014 are similar to those adopted for 2013, and these factors and goals were determined by the Committee in consultation with our CEO.

  Long-Term Equity Incentives

        We offer long-term equity incentive awards to eligible employees, including our NEOs, through the LTIP. LTIP awards are intended to further align the interests of our employees with the interests of our public unitholders through shared ownership in our Partnership.

        We make awards under the LTIP in the form of restricted common units subject to service-based vesting conditions that require continued employment by the award recipient during the applicable vesting period, which serves the goal of helping to retain executives. The restricted common unit awards made to our NEOs generally provide that the restricted common units will vest in three approximately equal increments over an approximately three-year vesting period following the date of the award (i.e., 33%, 33% and 34%).

        Awards of restricted common units are typically eligible to receive quarterly distributions to the extent declared and paid with respect to our common units, which distributions are paid directly to the unitholder of such restricted common units at the time distributions are received by our unitholders generally; however, the annual LTIP awards made to directors and executive officers in April of 2013 are ineligible to receive quarterly distributions until such awards vest, at which point they will become eligible to receive future distributions. In general, unvested restricted common units are forfeited upon termination of the unitholder's employment with G&P; however, vesting of the restricted common units is accelerated in the event the unitholder is terminated due to death or disability or if the unitholder terminates employment for good reason or is terminated by us without cause, in either case, within two years following the occurrence of a change in control, and vesting can be accelerated at the discretion of the Committee, in the event of a termination by us without cause or by the employee for good reason not in connection with a change in control. See "Potential Payments Upon Termination or Change in Control" for additional information.

  Fiscal Year 2013

        Although the Committee has historically utilized target annual award guidelines (of 300% of base salary for the CEO and 150% of base salary for the other NEOs) to assist it in determining the number of restricted common units to award each NEO for a given year, in recent years competitive data that the Committee reviewed for the applicable award year (including with respect to 2013) has indicated that the guideline award levels are actually below the market median for several of our NEOs. In determining the award amounts, the Committee considered a variety of criteria including internal equity, retention concerns, competitive market data, and the recommendations of our CEO for all positions besides his own. The table below summarizes actual annual awards made to our NEOs in April 2013.

Officer	Actual 2013 RSU Granted (#)	Actual 2013 RSU Grant Value ($)(1)
Joseph A. Mills	200,000	$1,701,640
Jeffrey P. Wood	90,000	$765,738
Charles C. Boettcher	70,000	$595,574
Joseph E. Schimelpfening	70,000	$595,574
Steven G. Hendrickson	70,000	$595,574
Total Value	500,000	$4,254,100

(1)
Grants of restricted units not eligible to receive distributions are valued at the market price as of the date issued less the present value of the expected distribution stream over the vesting period using the risk-free interest rate.

        The awards disclosed above were made pursuant to our stated intents of aligning the interests of the NEOs with those of our unitholders, rewarding outstanding performance, and retaining executive talent. Among the entire group of employees receiving awards, senior management received the majority of the awards by number of restricted common units. In determining the award amounts, the Committee considered a variety of criteria including internal equity, retention concerns, competitive market data, and the recommendations of our Chief Executive Officer for all positions besides his own.

Impact of Financial Reporting and Tax Rules

        IRC Section 162(m).    Section 162(m) of the Internal Revenue Code, as amended (the "Code"), limits the deductibility of certain compensation expenses in excess of $1,000,000 to any one individual who is a "covered employee" in any fiscal year. Compensation that is "performance based" is excluded from this limitation. Because we are not a publicly-held corporation, Section 162(m) of the Code does not apply to compensation paid to our NEOs and, accordingly, the Committee did not consider its impact in making incentive compensation awards and other compensation decisions for 2013.

Change of Control Arrangements

        On July 27, 2010, the Board of Directors, upon recommendation of the Committee, approved and adopted an Executive Change of Control Agreement Policy and a form Executive Change of Control Agreement applicable to certain of our officers. As discussed below, none of these agreements provide for tax gross-up payments.

        Pursuant to the terms of the policy, our executives at the Vice President level and above have entered into Executive Change of Control Agreements with us. As with our long-term equity incentive awards under the LTIP, the Executive Change of Control Agreements contain a double trigger-meaning that (i) a change in control must have occurred and (ii) change in control payments do not become due under the agreements unless an officer is involuntarily terminated. In this case, the involuntary termination includes any such termination during the six month period preceding, or the two year period following, a change in control and a resignation for "good reason." Our Committee approved entry into these change of control agreements after consultation with its independent advisors and review of the relevant market data in order to attract and retain certain key management personnel. The Committee feels that these agreements are valuable to us in that they help to ensure retention and focus of officers in the context of a potential transaction, and they align our officers with the interests of our unitholders. The Committee feels that the potential severance benefits provided in these agreements are appropriate in light of competitive practices and are reasonable in light of the potential value delivered to unitholders as the result of any successful transaction.

        In the event any payments or benefits that become due under the Executive Change of Control Agreements may constitute "parachute payments" under Section 280G of the Code subject to the excise tax imposed by Section 4999 of the Code, the Committee determined that gross up payments are not appropriate. Instead, the Executive Change in Control Agreements provide that payments and benefits due to an officer in connection with a change in control will be reduced or will be paid in full, whichever will provide the greater net after-tax benefit to the officer. Please see "Potential Payments Upon Termination or Change of Control" below for additional information.

Other Matters

        Perquisites and Other Benefits.    Our named executive officers receive only minimal perquisites, such as partially subsidized parking, which are also generally provided to all other salaried employees and which are disclosed in the Summary Compensation Table below. Our named executive officers are also eligible to participate in employee benefit plans provided to salaried employees generally.

        Recoupment Policy.    The Board of Directors is considering adoption of an executive compensation recoupment policy, also known as a "clawback," and intends to adopt a clawback policy after finalization by the SEC of rules issued pursuant to the Dodd-Frank Act.

        Insider Trading Policy.    Our Insider Trading Policy prohibits directors, officers and employees who receive or are aware of material, nonpublic information regarding the Partnership, from engaging in short term or speculative transactions in our securities, including: (i) purchases of our securities on margin, (ii) short sales of our securities and (iii) buying or selling puts or calls on our securities.

        Equity Interests in Montierra.    Although the Committee does not control the ability to issue any equity ownership in Montierra, which is controlled by NGP, and does not know the exact terms or performance targets used by Montierra in making its equity grant decisions at the Montierra level for certain of our officers, the Committee from time-to-time may request from NGP, and from Montierra, information regarding equity interests at the Montierra level owned by our officers. Montierra is controlled by NGP but is partially owned by our CEO, Mr. Mills, our Senior Vice Presidents, Messrs. Hendrickson and Schimelpfening, and one of our other officers.

        For a description of Messrs. Mills, Hendrickson, and Schimelpfening's existing ownership of Montierra, see footnote 5 to the chart appearing under "Security Ownership of Certain Beneficial Owners and Management." In addition to these equity interests in Montierra, Messrs. Mills, Hendrickson and Schimelpfening also hold incentive interests in Montierra in the form of various "tier" units, consisting of five tiers of interests, which were adjusted effective June 30, 2010. The respective Tiers vest upon achievement of their respective aggregate distribution amounts (each, a "Tier Payout"). Upon achievement of each Tier Payout, Messrs. Mills, Hendrickson and Schimelpfening will participate in a larger share of all future distributions from Montierra. In the event that all five Tier Payouts occur, and assuming the unallocated incentive interests are attributed to Messrs. Mills, Hendrickson, Schimelpfening and other current incentive interest holders on a pro-rata basis in accordance with their current incentive interests, Messrs. Mills, Hendrickson and Schimelpfening will be entitled to at least

15.3%, 3.8% and 3.8%, respectively, of all distributions in excess of the distributions made to achieve the final Tier Payout, in addition to their share of distributions on account of their equity ownership. As of the date of this proxy statement, the management of Montierra believes it is likely that the Tier Payouts with respect to Tier I and II units could be achieved in the event Montierra were to liquidate all of its assets and distribute all of the remaining cash. It is neither the view nor the intention of Montierra to liquidate or distribute its assets at this time.

 COMPENSATION COMMITTEE REPORT

        During the year ended December 31, 2013, and this year in preparation for the filing of this proxy statement with the Securities and Exchange Commission, the Compensation Committee of the Board of Directors (the "Board") of Eagle Rock Energy G&P, LLC, the general partner of Eagle Rock Energy GP, L.P., the general partner of Eagle Rock Energy Partners, L.P. (the "Partnership"):

  •
  reviewed and discussed the disclosure set forth under the heading "Compensation Discussion and Analysis" with management as required by Item 402(b) of Regulation S-K; and

  •
  based on the reviews and discussions referred to above, recommended to the Board that the disclosure set forth under the heading "Compensation Discussion and Analysis" be included in this proxy statement and incorporated by reference into the Partnership's Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

Respectfully submitted by the Compensation Committee,
William A. Smith, Chairman William K. White Herbert C. Williamson, III

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

        The following table sets forth information regarding the compensation earned for services rendered in all capacities by our Chief Executive Officer, our Chief Financial Officer, and our other NEOs for the fiscal years ended December 31, 2013, December 31, 2012 and December 31, 2011:

Summary Compensation for the Years Ended December 31, 2013, December 31, 2012 and December 31, 2011

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Unit Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Joseph A. Mills	2013	$567,500	$410,018	$1,701,640	$15,130	$2,694,288
Chief Executive Officer,	2012	$540,000	$437,400	$1,407,400	$14,250	$2,399,050
Chairman of the Board,	2011	$469,000	$450,000	$2,976,000	$12,101	$3,907,101
Class I Management Director
Jeffrey P. Wood	2013	$335,000	$252,003	$765,738	$15,130	$1,367,871
Senior Vice President and	2012	$310,000	$240,637	$499,400	$14,250	$1,064,287
Chief Financial Officer	2011	$278,333	$205,552	$992,000	$12,101	$1,487,986
Charles C. Boettcher	2013	$320,000	$240,719	$595,574	$15,130	$1,171,423
Senior Vice President, General	2012	$281,000	$218,126	$408,600	$14,250	$921,976
Counsel, Chief Compliance	2011	$256,583	$186,414	$744,000	$12,101	$1,199,098
Officer and Secretary
Joseph E. Schimelpfening	2013	$308,750	$167,303	$595,574	$15,130	$1,086,757
Senior Vice President,	2012	$271,054	$166,859	$417,150	$14,250	$869,313
Upstream Business	2011	$236,000	$179,535	$744,000	$12,101	$1,171,636
Steven G. Hendrickson	2013	$290,000	$184,874	$595,574	$15,130	$1,085,578
Senior Vice President,	2012	$249,680	$178,132	$370,800	$14,250	$812,862
Technical Evaluations	2011	$230,666	$165,859	$744,000	$12,101	$1,152,626

(1)
Bonuses included in the table for executives with regard to each calendar year were actually paid in the subsequent calendar year (i.e., the bonuses relating to 2013 were paid in April of 2014).

(2)
The amounts represent the grant date fair value of restricted common units awarded to the NEOs, in each case computed in accordance with FASB ASC Topic 718. See Note 17 of the consolidated financial statements in our Annual Report for the fiscal year ended December 31, 2013 for additional detail regarding assumptions underlying the valuation of the restricted common unit awards.

(3)
The amounts include:

(a)
contributions that we made on behalf of each NEO under our 401(k) plan;

(b)
payments for parking and other transportation that we made to each NEO; and

(c)
employer contributions towards Long Term Disability and Short Term Disability plans.

Grants of Plan-Based Awards

        The following table provides information concerning each grant of an award made to the NEOs under the LTIP during 2013:

Grants of Plan-Based Awards for the Year Ended December 31, 2013

Name	Grant Date	All Other Unit Awards: Number of Restricted Units (#)(1)	Grant Date Fair Value of Unit and Option Awards(2)($)
Joseph A. Mills	4/23/2013	200,000	$1,701,640
Jeffrey P. Wood	4/23/2013	90,000	$765,738
Charles C. Boettcher	4/23/2013	70,000	$595,574
Joseph E. Schimelpfening	4/23/2013	70,000	$595,574
Steven G. Hendrickson	4/23/2013	70,000	$595,574

(1)
For all NEOs the disclosure represents the amount of restricted common units awarded on April 23, 2013. All such restricted common units vest 33% on May 15, 2014, another 33% on May 15, 2015, and the final 34% on May 15, 2016.

(2)
Grants of restricted units not eligible to receive distributions, such as those set forth in the table above, are valued at the market price as of the date issued ($10.25 per common unit on April 23, 2013, as reported on the NASDAQ Global Select Market) less the present value of the expected distribution stream over the vesting period using the risk-free interest rate.

        For a more detailed discussion of the amounts set forth in the Summary Compensation Table and the Grants of Plan-Based Awards Table, please see the section entitled "Compensation Discussion & Analysis" above.

Outstanding Equity Awards at Fiscal Year-End

        The following table provides information concerning restricted common units that have not vested and are held by the NEOs as of December 31, 2013:

Outstanding Equity Awards at December 31, 2013

	Unit Awards
Name	Number of Units That Have Not Vested (#)		Market Value of Units That Have Not Vested ($)(1)
Joseph A. Mills	405,850	(2)	$2,237,668
Jeffrey P. Wood	160,850	(3)	$877,344
Charles C. Boettcher	125,650	(4)	$685,619
Joseph E. Schimelpfening	125,650	(5)	$685,619
Steven G. Hendrickson	122,300	(6)	$665,686

(1)
Restricted units eligible to receive distributions are valued based upon the closing common unit price on December 31, 2013 (the last trading day of fiscal 2013) of $5.95 per common unit, as reported on the NASDAQ Global Select Market, multiplied by the number of unvested restricted common unit awards that are eligible to receive distributions. Further, restricted units not eligible to receive distributions are valued based upon the closing common unit price on December 31, 2013 (the last trading day of fiscal 2013) of $5.95 per common unit, as reported on the NASDAQ Global Select Market, less the present value of the expected distribution stream over the vesting period using the risk-free interest rate.

(2)
117,150 common units vest on May 15, 2014, 102,000 common units vest on November 15, 2014, 118,700 common units vest on May 15, 2015, and 68,000 common units vest on May 15, 2016. Additional vesting terms with respect to these restricted common unit awards are described below in the section of this proxy statement entitled "Potential Payments Upon Termination and Change in Control."

(3)
47,850 common units vest on May 15, 2014, 34,000 common units vest on November 15, 2014, 48,400 common units vest on May 15, 2015, and 30,600 common units vest on May 15, 2016. Additional vesting terms with respect to these restricted common unit awards are described below in the section of this proxy statement entitled "Potential Payments Upon Termination and Change in Control."

(4)
37,950 common units vest on May 15, 2014, 25,500 common units vest on November 15, 2014, 38,400 common units vest on May 15, 2015, and 23,800 common units vest on May 15, 2016. Additional vesting terms with respect to these restricted common unit awards are described below in the section of this proxy statement entitled "Potential Payments Upon Termination and Change in Control."

(5)
37,950 common units vest on May 15, 2014, 25,500 common units vest on November 15, 2014, 38,400 common units vest on May 15, 2015, and 23,800 common units vest on May 15, 2016. Additional vesting terms with respect to these restricted common unit awards are described below in the section of this proxy statement entitled "Potential Payments Upon Termination and Change in Control."

(6)
36,300 common units vest on May 15, 2014, 25,500 common units vest on November 15, 2014, 36,700 common units vest on May 15, 2015, and 23,800 common units vest on May 15, 2014. Additional vesting terms with respect to these restricted common unit awards are described below in the section of this proxy statement entitled "Potential Payments Upon Termination and Change in Control."

Option Exercises and Units Vested

        The following table provides information relating to the vesting of restricted common units during 2013 on an aggregated basis for each of the NEOs:

Option Exercises and Stock Vested for the Year Ended December 31, 2013

	Unit Awards
Name	Number of Units Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Joseph A. Mills	211,690	$1,320,459
Jeffrey P. Wood	70,190	$441,705
Charles C. Boettcher	58,640	$367,999
Joseph E. Schimelpfening	58,640	$367,999
Steven G. Hendrickson	55,970	$348,069

(1)
Calculated based upon a closing unit price of $8.71 per common unit on May 14, 2013, and $5.45 per common unit on November 14, 2013, each the trading day immediately prior to restricted common units vesting, in each case, as reported on the NASDAQ Global Select Market.

Pension Benefits

        We do not sponsor or maintain any plans that provide for specified retirement payments or benefits, such as tax-qualified defined benefit plans or supplemental executive retirement plans, for our NEOs.

Nonqualified Deferred Compensation

        We do not currently sponsor or maintain any plans that provide for defined contribution or other deferrals of compensation on a basis that is not tax-qualified. However, we do from time to time evaluate the desirability of such plans, and the Compensation Committee may determine to adopt such a plan.

Potential Payments upon Termination or Change of Control

  Equity Awards

        The award agreements between the NEOs and us under the LTIP provide for accelerated vesting of all unvested restricted common units upon (i) a termination of employment by reason of death or disability, or (ii) a termination of employment by us without cause or by an executive for good reason within two years following a change of control. In the event of a termination of the NEO's employment by us without cause or by the executive for good reason, all unvested restricted common units will be forfeited unless the Compensation Committee in its sole discretion elects to accelerate the vesting of such restricted common units. In the event of a termination of an NEO by us for cause or by the executive without good reason, all unvested restricted common units will be forfeited. Definitions of the terms used in this paragraph can be found below.

  Executive Change of Control Agreements

        We have entered into Executive Change of Control Agreements with our CEO and Senior Vice Presidents. We have also entered into Change of Control Agreements with our Vice Presidents, but we do not discuss those agreements here. We believe that the adoption of the Executive Change of

Control Agreements allows management to focus their attention and energy on making the best objective business decisions that are in our best interest without allowing personal considerations to cloud the decision-making process. Further, we believe that such protections maximize unitholder value by encouraging the NEOs to review objectively any proposed transaction in determining whether such proposal is in the best interest of our unitholders, whether or not an executive will continue to be employed. For this reason, the Executive Change of Control Agreements are designed as "double trigger" arrangements, meaning that no payments or other benefits become due under the agreements unless the NEO's employment is terminated without cause or for good reason (each as defined below) within six months before or two years after the occurrence of a change of control. Additionally, if the NEO's termination is within six months before the occurrence of a change of control, he or she must demonstrate that the termination was in anticipation of a change of control with the intention of avoiding payments under the Executive Change of Control Agreement. The determination of whether the individual seeking benefits has demonstrated sufficient facts will be made by a majority of the Board (in the case of the CEO) or the Compensation Committee (in the case of the remainder of the officers of G&P). We also believe that the agreements will assist in providing for management continuity in the event of a change of control and in the recruitment and retention of our NEOs. A quantification of the potential amounts payable under the Executive Change of Control Agreements to our NEOs can be found in the table below.

        The payments and benefits due to an executive upon a qualifying termination under the Executive Change of Control Agreements are: (i) accrued but unpaid salary, earned but unpaid performance bonus for a completed fiscal year prior to the date of termination, reimbursement of eligible expenses incurred through the date of termination, and any employee benefits to which the executive may be entitled pursuant to the terms governing such benefits; (ii) a pro-rata performance bonus for the calendar year of termination, payable in a lump sum within 60 days following the later of the change of control or the executive's date of termination; (iii) a lump sum amount equal to 2.5 times (or 3.0 times in the case of Mr. Mills) the sum of the officer's base salary plus the officer's target performance bonus for the year in which the change of control occurs, payable within 60 days following the later of the change of control or the executive's date of termination; (iv) continuation of medical and dental benefits for 30 months (or 36 months in the case of Mr. Mills) following the date of termination; and (v) reimbursement of the cost of outplacement services up to $30,000 incurred during the one year period beginning on the date of termination. Payment of these amounts is contingent upon an executive's execution and delivery and non-revocation of a general release of claims in our favor.

        In the event the Compensation Committee determines that Section 280G of the Code applies to any compensation (including amounts payable under the Executive Change of Control Agreements and the acceleration of vesting of equity awards) due to an NEO in connection with a change of control and that such compensation, in the aggregate, if paid to the NEO will more likely than not be subject to the excise tax imposed by Section 4999 of the Code, the such compensation will either (i) be reduced so that the present value of the total compensation received by the NEO is $1.00 less than the amount which would cause the officer to incur an excise tax under Section 4999, or (ii) be paid to the NEO in full, whichever produces the better net after tax position to the NEO.

        For purposes of the outstanding awards under our LTIP and the Executive Change of Control Agreements, the terms listed below are defined as follows:

            (i)  "cause" means a determination made by 2/3 of our Board of Directors that an individual (a) willfully and continually failed to substantially perform his duties, which continued for a period of 30 days after written notice thereof, or (b) willfully engaged in conduct that is demonstrably and materially injurious to us, in which case the individual shall be entitled to receive written notice of such conduct and shall have the opportunity to be heard by our Board of Directors.

           (ii)  "change of control" means (a) the acquisition by any person or group of 40% or more of either our outstanding equity securities or the combined voting power of our outstanding voting securities, subject to certain exceptions; (b) the acquisition by any person or group of 40% or more of the combined voting power of the then outstanding voting securities of our general partner or G&P, subject to certain exceptions; (c) our limited partners approve a plan of complete liquidation; (d) a reorganization, merger or consolidation involving us or a sale of all or substantially all of our assets, unless, following such event, ownership or effective control has not been sufficiently changed; (e) the current members of our Board of Directors, and certain future members of our Board Directors who are appointed or elected other than through a contested election, cease for any reason to constitute at least a majority of the Board; or (f) in the case of Mr. Schimelpfening, and with respect to the Executive Change of Control Agreement only (and not with respect to the LTIP), a sale of all or substantially all of the equity interests and/or assets of our upstream business unit.

          (iii)  "disability" means with respect to an individual (a) a physical or mental impairment of sufficient severity that, in the opinion of our Board of Directors, the individual is unable to continue performing his duties or the individual's condition entitles him to disability benefits under any of our insurance or employee benefit plans, and (b) the impairment or condition is cited by us as the reason for the individual's termination.

          (iv)  "good reason" means (a) a substantial reduction in an individual's status, title, position or responsibilities or the assignment of duties or responsibilities inconsistent with an individual's status, title, position or responsibilities; (b) a reduction in an individual's annual base salary; (c) a change in the geographic location at which the individual must perform services to a location more than thirty-five (35) miles from the location at which the individual normally performs such services; (d) our failure to continue in effect any material compensation or benefit plan in which the individual was participating or to provide the individual with compensation and benefits at least equal (in terms of benefit levels and/or reward opportunities) to those previously provided for under each compensation or employee benefit plan, program and practice; (e) any material breach by us of any provision of the applicable agreement or of any provision of an individual's employment agreement, if any; or (f) any purported termination of an individual's employment for "cause" by us that does not otherwise comply with the terms of the applicable agreement or the individual's employment agreement, if any. In the case of the individual's allegation of "good reason," (A) the individual shall provide notice to the Board of the event alleged to constitute "good reason" within 90 days of the occurrence of such event, and (B) we shall have the opportunity to remedy the alleged "good reason" event within 30 days from receipt of notice of such allegation.

  Quantification of Change of Control and Termination Benefits

        The table below discloses the amount of compensation, benefits and the potential value of accelerated vesting due to or to be realized by the NEOs in the event they incur a qualifying termination under the Executive Change of Control Agreements, or in the event they incur certain termination events as contemplated in the agreements governing their outstanding restricted common unit awards under the LTIP. The amounts disclosed assume such qualifying termination was effective December 31, 2013 and that the value of our common units was $5.95, which was the closing price of our common units as reported on the NASDAQ Global Select Market on December 31, 2013. The amounts below constitute estimates of the amounts that would be paid to the NEOs upon their respective termination without "cause" or resignation for "good reason" within six months prior to, or within two years following, the occurrence of a "change of control." The actual amounts to be paid are dependent on various factors, which may or may not exist at the time an NEO is actually terminated. Therefore, such amounts and disclosures should be considered "forward-looking statements."

Name	Pro-Rata Bonus(1)	Lump Sum Payment(1)	Continued Medical/ Dental Benefits(2)	Outplacement Services(3)	Accelerated Vesting of Restricted Units(4)	Total(5)
Joseph A. Mills	$570,000	$3,420,000	$78,691	$30,000	$2,414,808	$6,513,499
Jeffrey P. Wood	$255,000	$1,487,500	$65,576	$30,000	$957,058	$2,795,134
Charles C. Boettcher	$247,500	$1,443,750	$65,576	$30,000	$747,618	$2,534,444
Joseph E. Schimelpfening	$236,250	$1,378,125	$65,576	$30,000	$747,618	$2,457,569
Steven G. Hendrickson	$225,000	$1,312,500	$65,576	$30,000	$727,685	$2,360,761

(1)
Based on rate of salary and annual bonus opportunity in effect for each NEO as of December 31, 2013.

(2)
Reflects cost to the Partnership of continued medical and dental benefit coverage for each NEO at the active employee rate for a period of 30 months (or 36 months in the case of Mr. Mills).

(3)
Assumes the maximum amount of reimbursements will be claimed.

(4)
The potential value set forth in the table is based on the number of unvested restricted common units held by each of the NEOs on December 31, 2013, which was as follows: Mr. Mills—405,850; Mr. Wood—160,850; Mr. Boettcher—125,650; Mr. Schimelpfening—125,650; and Mr. Hendrickson—122,300. Each NEO would also realize the same value associated with the accelerated vesting of their outstanding restricted common unit awards reported above in the event (a) they were terminated due to death or disability on December 31, 2013, or (b) they were terminated without cause by us or they resigned for good reason on December 31, 2013, and the Committee exercised its discretion to accelerate the vesting of the restricted common units in full as a result of such termination. The unit price at the close of business on December 31, 2013 was $5.95.

(5)
Does not include the impact of any potential reduction in payments that may be necessary to put a named executive officer in the better net after tax position, taking into account any applicable excise taxes under Section 4999 of the Code, as described above under "Potential Payments Upon Termination and Change of Control—Executive Change of Control Agreements." Any such reduction would be determined at the time of payment.

2013 Director Compensation

        Our CEO who serves as Chairman and Management Director of the Board does not receive additional compensation for his service as a director of G&P. In addition, the NGP Appointed Directors do not receive any compensation for their services as directors of G&P. Our Elected Directors receive compensation for serving on our Board of Directors and the committees thereof, as follows: (a) $60,000 per year for service on the Board of Directors; (b) $7,500 per year per committee for service on a committee of the Board of Directors; (c) $12,500 per year for service as the Audit Committee chair, (d) $7,500 per year for service as the Compensation Committee chair; (e) $7,500 per year for service as the Nominating and Governance Committee chair; (f) $3,500 per engagement of the Conflicts Committee for service as the Conflicts Committee chair; (g) $20,000 per year for service as the Lead Director; (h) an annual grant of $75,000 in fair market value of LTIP restricted common units; and (i) an initial grant of LTIP restricted common units upon becoming a director equal to $75,000 in fair market value prorated for the number of days (out of 365) to be served from the date upon which the new director commences his or her term to the next May 15th annual grant date. Modifications to our Elected Director compensation program were last made on May 15, 2013 to bring such compensation to the market median (50th percentile) of compensation paid to directors in our peer group, and such modifications were (i) based on the results of a PM&A survey of our peer group, and (ii) recommended by a special committee consisting of the directors on our Board that do not receive Elected Director compensation. PM&A continues to monitor and advise us on the competitiveness of our Elected Director compensation program, and we may make additional modifications in the future to ensure that compensation remains at the market median.

  Director Compensation for the Year Ended December 31, 2013

Name	Fees Earned or Paid in Cash ($)	Unit Awards(1)(2) ($)	Total ($)
David W. Hayes(3)	—	—	—
William J. Quinn(3)	—	—	—
Christopher D. Ray(3)	—	—	—
Peggy A. Heeg	$106,781	$60,038	$166,819
Philip B. Smith	$83,259	$60,038	$143,297
William A. Smith	$128,884	$60,038	$188,922
William K. White	$103,259	$60,038	$163,297
Herbert C. Williamson, III	$99,281	$60,038	$159,319

(1)
Reflects the grant date fair value of the restricted common units awarded to our non-employee directors in 2013, in each case, computed in accordance with FASB ASC Topic 718. Grants of restricted units not eligible to receive distributions are valued at the market price as of the date issued less the present value of the expected distribution stream over the vesting period using the risk-free interest rate. The common units granted to our directors in 2013 are ineligible to receive distributions until vesting, at which point they will become eligible to receive future distributions. See Note 17 of the consolidated financial statements in our Annual Report for the fiscal year ended December 31, 2013 for additional detail regarding assumptions underlying the valuation of the restricted common unit awards. Such restricted common units vest 33% on May 15, 2014, another 33% on May 15, 2015, and a final 34% on May 15, 2016. As of December 31, 2013, the non-employee directors held the following number of outstanding unvested restricted common unit awards: (a) Ms. Heeg—16,061 restricted common units; (b) Mr. P. Smith—16,061 restricted common units; (c) Mr. W. Smith—16,061 restricted common units; (d) Mr. White—16,061 restricted common units; and (e) Mr. Williamson—16,061 restricted common units.

(2)
To determine the number of restricted units to grant to directors, the fair market value of the units is determined at close of market on the day prior to the grant date. The closing common unit price on May 14, 2013 was $8.71 as reported on the NASDAQ Global Select Market. Therefore, the directors were granted 8,611 restricted common units (equaling a fair market value on May 14, 2013 of approximately $75,000, in accordance with the director compensation policies set forth above). However, because grants of restricted units not eligible to receive distributions are valued at the market price as of the date issued less the present value of the expected distribution stream over the vesting period using the risk-free interest rate, and because the restricted units granted to our directors in 2013 are not eligible to receive distributions, the reported value of the awards were below $75,000 as indicated in the table above.

(3)
Messrs. Hayes, Quinn, and Ray are NGP Appointed Directors and do not receive any compensation for their services as directors of G&P.

Compensation Practices as They Relate to Risk Management

        We believe our compensation programs do not encourage excessive and unnecessary risk taking by executive officers (or other employees). Because we retain the ability to apply discretion when determining the actual amount to be paid to executives pursuant to our annual cash incentive bonus program, the Committee is able to assess the actual behavior of our executives as it relates to risk-taking in awarding bonus amounts. Further, our heavy emphasis on long-term equity-based compensation (in the form of restricted common units) as a significant component of the total mix of compensation awarded to our NEOs, serves our compensation program's goal of aligning the interests of executives and unitholders, thereby reducing incentives to unnecessary risk taking.

EQUITY COMPENSATION PLAN INFORMATION

        The following table sets forth certain information with respect to our equity compensation plans as of December 31, 2013.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:
Long-Term Incentive Plan(1)	N/A	(1)	N/A	(1)	931,794	(1)
Equity compensation plans not approved by security holders	N/A		N/A		N/A
Total	N/A		N/A		931,794

(1)
The LTIP, which did not require approval by our public limited partners, was adopted by our general partner in connection with our initial public offering in 2006 and was subsequently amended by our general partner in 2008 and 2009. On September 17, 2010, our unitholders at a special meeting approved an amendment and restatement of the LTIP (the "Amended Plan") to (a) increase the number of common units reserved for issuance under the Amended Plan by 5,000,000 units, (b) provide for the grant of unit appreciation rights and other unit based awards, and (c) make other non-material changes to the Amended Plan. The Amended Plan became effective following its approval by our unitholders. To date, all award grants under the LTIP have been in the form of restricted common unit grants, which generally vest over a three-year period.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the beneficial ownership of our units as of April 28, 2014 held by (1) each person or group of persons who beneficially own 5% or more of our common units; (2) each director and director nominee for the Board; (3) each named executive officer listed in the summary compensation table included in this proxy statement; and (4) all current directors and executive officers of G&P as a group.

        Footnote 3 to the following table provides a brief explanation of what is meant by the term "beneficial ownership." The number of common units and the percentages of beneficial ownership are based on 159,759,188 common units outstanding as of April 28, 2014, and the number of units owned or acquirable within 60 days of April 28, 2014 by the named person assuming no other person acquires additional units, with the exception of the amounts reported in filings on Schedule 13G and

Schedule 13D, as appropriate, which amounts are based on holdings as of December 31, 2013, or as otherwise disclosed in such filings. The amounts presented may not add due to rounding.

Name of Beneficial Owner(1)(2)(3)	Common Units Beneficially Owned	% of Common Units Beneficially Owned
Kenneth A. Hersh(7)	51,386,169	32.2%
Montierra Minerals & Production, L.P.(4)(5)(7)	6,224,449	3.9%
Joseph A. Mills(6)	952,850	*	%
Jeffrey P. Wood(6)	403,274	*	%
Charles C. Boettcher(6)	361,327	*	%
Joseph E. Schimelpfening(6)	347,540	*	%
Steven G. Hendrickson(6)	255,782	*	%
David W. Hayes	—	—
Peggy A. Heeg(6)	39,074	*	%
William J. Quinn	17,000	*	%
Christopher D. Ray	—	—
Philip B. Smith(6)	68,016	*	%
William A. Smith(6)	59,528	*	%
William K. White(6)	65,655	*	%
Herbert C. Williamson, III(6)	39,074	*	%
All directors and executive officers as a group (15 persons)	2,922,518	1.8%

*
Represents less than 1% of the common units outstanding as of April 28, 2014.

(1)
Unless otherwise indicated, the address for all beneficial owners in this table is 1415 Louisiana Street, Suite 2700, Houston, Texas 77002.

(2)
All units are subject to the beneficial owner's sole voting and dispositive power unless otherwise indicated in the footnotes below.

(3)
"Beneficial ownership" is a term broadly defined by the SEC in Rule 13d-3 under the Exchange Act and includes more than the typical forms of unit ownership, that is, common units held in the person's name. The term also includes what is referred to as "indirect ownership" meaning ownership of units as to which a person has or shares investment or voting power, or a person who, through a trust or proxy, prevents the person from having beneficial ownership. For the purpose of this table, a person or group of persons is deemed to have "beneficial ownership" of any common units as of March 26, 2012, if that person or group has the right to acquire common units within 60 days after such date.

(4)
See footnote (6) below for a description of NGP VII's ownership and control of this beneficial owner.

(5)
NGP VII, Joseph A. Mills, Steven G. Hendrickson and Joseph E. Schimelpfening, based on equity ownership and profits interests in Montierra Minerals & Production, L.P. ("Montierra") and Montierra Management LLC, have the right to receive distributions (based on equity units only, as no tier of incentive interests has achieved payout target) in the following percentages, respectively: 96.9%, 1.9%, 0.1% and 0.1%. NGP VII appoints three managers on the board of Montierra Management LLC ("Montierra Management"), which serves as the general partner of Montierra. NGP VII also owns a majority limited partner interest in Montierra Management, and thus may be deemed to beneficially own all of the reported securities of Montierra Management and Montierra.

(6)
The information provided in this footnote is as of the date of this proxy statement and the referenced vesting is subject to the terms and conditions of our Current LTIP and the applicable award agreement(s) covering the grant(s) of such restricted common units.

Joseph A. Mills beneficially owns 952,850 common units, 405,850 of which are unvested restricted common units. Of the 405,850 unvested common units, 219,150 common units will vest within one year, 118,700 additional common units will vest within two years and the remaining 68,000 common units will vest within three years.

  Jeffrey P. Wood beneficially owns 403,274 common units, 160,850 of which are unvested restricted common units. Of the 160,850 unvested common units, 81,850 common units will vest within one year, 48,400 additional common units will vest within two years and the remaining 30,600 common units will vest within three years.

  Charles C. Boettcher beneficially owns 361,327 common units, 125,650 of which are unvested restricted common units. Of the 125,650 unvested common units, 63,450 common units will vest within one year, 38,400 additional common units will vest within two years and the remaining 23,800 common units will vest within three years.

  Joseph E. Schimelpfening beneficially owns 347,540 common units, 125,650 of which are unvested restricted common units. Of the 125,650 unvested common units, 63,450 common units will vest within one year, 38,400 additional common units will vest within two years and the remaining 23,800 common units will vest within three years.

  Steven G. Hendrickson beneficially owns 255,782 common units, 122,300 of which are unvested restricted common units. Of the 122,300 unvested common units, 61,800 common units will vest within one year, 36,700 additional common units will vest within two years and the remaining 23,800 common units will vest within three years.

  Peggy A. Heeg beneficially owns 39,074 common units, 16,061 of which are unvested restricted common units. Of the 16,061 unvested common units, 7,448 will vest within one year, 5,685 will vest within two years and the remaining 2,928 common units will vest within three years.

  Philip B. Smith beneficially owns 68,016 common units, 16,061 of which are unvested restricted common units. Of the 16,061 unvested common units, 7,448 will vest within one year, 5,685 will vest within two years and the remaining 2,928 common units will vest within three years.

  William A. Smith beneficially owns 59,528 common units, 16,061 of which are unvested restricted common units. Of the 16,061 unvested common units, 7,448 will vest within one year, 5,685 will vest within two years and the remaining 2,928 common units will vest within three years.

  William K. White beneficially owns 65,655 common units, 16,061 of which are unvested restricted common units. Of the 16,061 unvested common units, 7,448 will vest within one year, 5,685 will vest within two years and the remaining 2,928 common units will vest within three years.

  Herbert C. Williamson, III beneficially owns 39,074 common units, 16,061 of which are unvested restricted common units. Of the 16,061 unvested common units, 7,448 will vest within one year, 5,685 will vest within two years and the remaining 2,928 common units will vest within three years.

(7)
G.F.W. Energy VII, L.P., GFW VII, L.L.C., G.F.W. Energy VIII, L.P. and GFW VIII, L.L.C. may be deemed to beneficially own the units held by or attributable to Natural Gas Partners VII, L.P. ("NGP VII") and Natural Gas Partners VIII, L.P. ("NGP VIII") by virtue of GFW VII, L.L.C. being the general partner of G.F.W. Energy VII, L.P. (which is the general partner of NGP VII) and GFW VIII, L.L.C. being the general partner of G.F.W. Energy VIII, L.P. (which is the general partner of NGP VIII). Kenneth A. Hersh, who is an Authorized Member of each of GFW VII, L.L.C. and GFW VIII, L.L.C., may also be deemed to share the power to vote, or to direct the vote, and to dispose, or to direct the disposition, of those units. NGP VII owns a majority limited partner interest in Montierra. NGP VII controls Montierra Management LLC, the general partner of Montierra. NGP VII owns 100% of NGP Income Management L.L.C. ("NGP Income Management") and Eagle Rock Holdings NGP 7, LLC ("ERH NGP 7"), and ERH NGP 7 owns 100% of ERH NGP 7 SVP, LLC ("SVP 7"). NGP VII may be deemed to beneficially own all of the units of each of NGP Income Management and SPV 7 (collectively, the "NGP VII Subsidiary Units"). NGP VIII owns 100% of Eagle Rock Holdings NGP 8, LLC ("ERH NGP 8"), and ERH NGP 8 owns 100% of ERH NGP 8 SPV, LLC ("SPV 8"). NGP VIII may be deemed to beneficially own all of the units of SPV 8 (the "NGP VIII Subsidiary Units"). In addition to the amounts deemed beneficially owned, NGP VII also has direct beneficial ownership of 3,004,733 units, and NGP VIII also has direct beneficial ownership of 31,429,939 units, as reported on Schedule 13D/A dated and filed with the SEC as of December 30, 2013. Kenneth A. Hersh may be deemed to share dispositive power over the units held by NGP VII and NGP VIII; thus, he may also be deemed to be the beneficial owner of the NGP VII Subsidiary Units and the NGP VIII Subsidiary Units. Mr. Hersh disclaims beneficial ownership of our units except to the extent of his pecuniary interest therein.

CHANGE OF CONTROL

          We are not aware of any arrangements that would result in a subsequent change of control of us.

HOUSEHOLDING NOTICE

          We have adopted a procedure approved by the SEC called "householding." Under this procedure, unitholders of record who have the same address and last name will receive only one copy of our Notice of Internet Availability, our 2013 Annual Report, and our proxy statement (as applicable) that are delivered until such time as one or more of these unitholders notifies us that they want to receive separate copies. This procedure reduces our printing costs and postage fees. Unitholders who participate in householding will continue to have access to and may utilize separate proxy voting instructions.

          If you receive a single set of proxy materials as a result of householding and you would like to receive a separate copy of our Notice of Internet Availability, 2013 Annual Report or our proxy statement, please submit a request to our Secretary at 1415 Louisiana Street, The Wedge Tower, Suite 2700, Houston, Texas 77002 or by telephone at (281) 408-1375, and we will promptly send you what you have requested. You can also contact our Secretary at the address and phone number above if you receive multiple copies of our proxy materials and you would prefer to receive a single copy in the future, or if you would like to opt out of householding for future mailings. Beneficial owners can request information about householding from their banks, brokers, or other holders of record.

PROPOSALS FOR THE 2015 ANNUAL MEETING

          Subject to certain exceptions set forth in the Partnership Agreement, in order to nominate a person for election to the Board at the 2015 Annual Meeting of Unitholders, notice must be received at our principal executive offices at the address listed above no later than the close of business on February 24, 2015 and no earlier than the close of business on February 9, 2015. Such unitholder nominations must also be otherwise eligible for inclusion under the terms set forth in the Partnership Agreement. For additional information, please see the section entitled "Governance Matters—Nomination of Director Candidates by Unitholders."

          Any matter to be voted on at an annual meeting of limited partners that is not related to the nomination of persons for election to the Board can only be proposed by our General Partner. A special meeting of our limited partners may only be called by our General Partner or by limited partners owning 20% or more of the Outstanding Units (as defined in the Partnership Agreement) of the class or classes for which a meeting is proposed.

2013 ANNUAL REPORT

          A copy of our 2013 Annual Report, including the financial statements and the financial statement schedules, if any, but not including exhibits, will be furnished at no charge to each person to whom a proxy statement is delivered upon the written request of such person addressed to our Secretary at 1415 Louisiana Street, The Wedge Tower, Suite 2700, Houston, Texas 77002.

Exhibit A

EAGLE ROCK ENERGY PARTNERS

LONG TERM INCENTIVE PLAN

(As Amended and Restated Effective [                    ], 2014)

        The Eagle Rock Energy Partners Long Term Incentive Plan (the "Plan") is hereby amended and restated effective [                    ], 2014 (the "Effective Date"), by Eagle Rock Energy G&P, LLC, a Delaware limited liability company (the "General Partner"), the general partner of Eagle Rock Energy GP, L.P., a Delaware limited partnership ("ERGP"), which is, in turn, the general partner of Eagle Rock Energy Partners, L.P., a Delaware limited partnership (the "Partnership").

R E C I T A L S

        WHEREAS, the Plan was adopted October 25, 2006, was subsequently amended effective May 15, 2008 and February 4, 2009, and was amended and restated effective September 17, 2010; and

        WHEREAS, the General Partner desires to amend and restate the Plan to increase the number of Units available for issuance under the Plan, subject to approval by the unitholders of the Partnership, and to make certain other changes to the Plan.

        NOW, THEREFORE, the Plan is hereby amended and restated in its entirety, effective as of the Effective Date.

        Section 1.    Purpose of the Plan.    The Plan is intended to promote the interests of the General Partner, the Partnership and their Affiliates by providing to Employees, Consultants and Directors incentive compensation awards based on Units to encourage superior performance. The Plan is also contemplated to enhance the ability of the General Partner, the Partnership and their Affiliates to attract and retain the services of individuals who are essential for the growth and profitability of the Partnership and to encourage them to devote their best efforts to advancing the business of the Partnership.

        Section 2.    Definitions.    As used in the Plan, the following terms shall have the meanings set forth below:

          (a)   "Affiliate" means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

          (b)   "Award" means an Option, Unit Appreciation Right, Restricted Unit, Phantom Unit, Substitute Award, Unit Award or Other Unit Based Award granted under the Plan, and shall include any tandem DERs granted with respect to an Award.

          (c)   "Award Agreement" means the written or electronic agreement by which an Award shall be evidenced.

          (d)   "Board" means the Board of Directors of the General Partner.

          (e)   "Change of Control" means, the occurrence of one of the following:

              (i)  the consummation of an agreement to acquire or a tender offer for beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) by any "person" or "group" (within the meaning of those terms as used in Sections 13(d) and 14(d)(2) of the Exchange Act) such that afterwards such person or group has 40% or more of either (A) the then outstanding common equity securities of the Partnership (the "Outstanding Equity") or

    (B) the combined voting power of the then outstanding voting securities of the Partnership (the "Outstanding Voting Securities"); provided, however, that for purposes of this subclause (i), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from the Partnership, (2) any acquisition by the Partnership, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Partnership or any of its Affiliates, (4) any acquisition by any entity pursuant to a transaction that complies with clauses (A), (B) and (C) of subclause (iv) below, or (5) any acquisition by any member of the NGP Group unless, prior to such acquisition but following the Effective Date, the aggregate ownership of members of the NGP Group has been reduced to less than 5% of both the Outstanding Equity and the Outstanding Voting Securities; or

             (ii)  the acquisition of beneficial ownership by any "person" or "group" (within the meaning of those terms as used in Sections 13(d) and 14(d)(2) of the Exchange Act) of 40% or more of the combined voting power of the then outstanding voting securities of ERGP and/or the General Partner (the "GP Outstanding Voting Securities"); provided, however, that for purposes of this subclause (ii), the following acquisitions shall not constitute a Change of Control: (A) any acquisition by the Partnership or any of its subsidiaries, (B) any transaction that is subject to subclause (iv) below, or (C) any acquisition of beneficial ownership of GP Outstanding Voting Securities solely by virtue of an acquisition of Outstanding Equity or Outstanding Voting Securities; or

            (iii)  the limited partners of the Partnership approve, in one or a series of transactions, a plan of complete liquidation of the Partnership; or

            (iv)  the consummation of a reorganization, merger or consolidation involving the Partnership or a sale or other disposition by the Partnership of all or substantially all of its assets or an acquisition of assets of another entity (a "Business Combination"), in each case, unless following such Business Combination: (A) the Outstanding Equity and Outstanding Voting Securities immediately prior to such Business Combination represent or are converted into or exchanged for securities that represent or are convertible into more than 50% of, respectively, the then outstanding equity securities and the combined voting power of the then outstanding voting securities, as the case may be, of the entity resulting from such Business Combination or the resulting public parent thereof (including, without limitation, any entity that as a result of such transaction owns the Partnership, or all or substantially all of the assets of the Partnership either directly or through one or more subsidiaries), as the case may be, (B) no "person" or "group" (within the meaning of those terms as used in Sections 13(d) and 14(d)(2) of the Exchange Act) (excluding any employee benefit plan (or related trust) of the Partnership or the entity resulting from the Business Combination or the resulting public parent thereof, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding equity securities of the entity resulting from such Business Combination or the resulting public parent thereof, as the case may be, or the combined voting power of the then outstanding voting securities of such entity, except to the extent that such ownership existed with respect to the Partnership prior to the Business Combination, and (C) at least a majority of the members of the board of directors or similar governing entity of the entity resulting from such Business Combination or the resulting public parent thereof, as the case may be, were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; provided, however, that clauses (A), (B) and (C) of this subclause (iv) shall not apply if the entity resulting from the Business Combination or the resulting public parent thereof, as the case may be, is a limited partnership unless 100% of the combined voting power of the voting securities of the general partner thereof is owned, directly or indirectly, by such limited partnership; or

             (v)  individuals who constitute the Incumbent Board cease for any reason to constitute at least a majority of the Board.

          (f)    "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (g)   "Committee" means the Board, the Compensation Committee of the Board or such other committee as may be appointed by the Board to administer the Plan.

          (h)   "Consultant" means an individual who renders consulting or advisory services to the General Partner or an Affiliate thereof, other than a member of the NGP Group.

          (i)    "DER" means a distribution equivalent right, being a contingent right, granted in tandem with a specific Award (other than a Restricted Unit or Unit Award), to receive with respect to each Unit subject to the Award an amount in cash, Units and/or Phantom Units, as determined by the Committee in its sole discretion, equal in value to the distributions made by the Partnership with respect to a Unit during the period such Award is outstanding.

          (j)    "Director" means a member of the Board or the board of an Affiliate of the General Partner who is not an Employee or a Consultant (other than in that individual's capacity as a Director).

          (k)   "Employee" means an employee of the General Partner or an Affiliate of the General Partner, other than a member of the NGP Group.

          (l)    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (m)  "Fair Market Value" means, on any relevant date, the closing sales price of a Unit on the principal national securities exchange or other market in which trading in Units occurs on the last market trading day prior to the applicable day (or, if there is no trading in the Units on such date, on the next preceding day on which there was trading) as reported in The Wall Street Journal (or other reporting service approved by the Committee). If Units are not traded on a national securities exchange or other market at the time a determination of Fair Market Value is required to be made hereunder, the determination of Fair Market Value shall be made by the Committee in good faith using a "reasonable application of a reasonable valuation method" within the meaning of Treasury Regulation Section 1.409A-l(b)(5)(iv)(B).

          (n)   "Incumbent Board" means the portion of the Board constituted of the individuals who are members of the Board as of the date this Plan is effective and any other individual who becomes a member of the Board after such date and who is either (i) an Appointed Director (as such term is defined in the Partnership Agreement), (ii) a Management Director (as such term is defined in the Partnership Agreement), or (iii) an Elected Director (as such term is defined in the Partnership Agreement) who was (x) redesignated as an Elected Director pursuant to the terms of the Partnership Agreement or by the Elected Directors, (y) appointed to serve as an Elected Director or (z) nominated to serve as an Elected Director by a vote of at least a majority of the Elected Directors then serving on the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Incumbent Board.

          (o)   "NGP Group" shall mean Natural Gas Partners VII, L.P., Natural Gas Partners VIII, L.P., NGP Energy Capital Management, and their respective Affiliates (other than the Partnership, the General Partner, ERGP and their respective subsidiaries) and their Affiliate's respective directors, officers, shareholders, members, managers, representatives of management committees and employees (and members of their respective families and trusts for the primary benefit of such family members).

          (p)   "Option" means an option to purchase Units granted under the Plan.

          (q)   "Other Unit Based Awards" means Awards granted to an Employee, Director or Consultant pursuant to Section 6(e) hereof.

          (r)   "Participant" means an Employee, Consultant or Director granted an Award under the Plan.

          (s)   "Partnership Agreement" means the Agreement of Limited Partnership of the Partnership, as it may be amended or amended and restated from time to time.

          (t)    "Person" means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association, governmental agency or political subdivision thereof or other entity.

          (u)   "Phantom Unit" means a notional Unit granted under the Plan which upon vesting entitles the Participant to receive a Unit or an amount of cash equal to the Fair Market Value of a Unit, as determined by the Committee in its discretion.

          (v)   "Restricted Period" means the period established by the Committee with respect to an Award during which the Award remains subject to forfeiture and is either not exercisable by or payable to the Participant, as the case may be.

          (w)  "Restricted Unit" means a Unit granted under the Plan that is subject to a Restricted Period.

          (x)   "Rule 16b-3" means Rule 16b-3 promulgated by the SEC under the Exchange Act or any successor rule or regulation thereto as in effect from time to time.

          (y)   "SEC" means the Securities and Exchange Commission, or any successor thereto.

          (z)   "Substitute Award" means an award granted pursuant to Section 6(g) of the Plan.

          (aa) "UDR" means a distribution made by the Partnership with respect to a Restricted Unit.

          (bb) "Unit" means a Common Unit of the Partnership.

          (cc) "Unit Appreciation Right" means a contingent right granted to an Employee, Director or Consultant pursuant to Section 6(b) that entitles the holder to receive, in cash or Units, as determined by the Committee in its sole discretion, an amount equal to the excess of the Fair Market Value of a Unit on the exercise date of the Unit Appreciation Right (or another specified date) over the exercise price of the Unit Appreciation Right.

          (dd) "Unit Award" means an award granted pursuant to Section 6(d) of the Plan.

        Section 3.    Administration.

        (a)    Authority of the Committee.    The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee. Subject to the following and any applicable law, the Committee, in its sole discretion, may delegate any or all of its powers and duties under the Plan, including the power to grant Awards under the Plan, to the Chief Executive Officer of the General Partner, subject to such limitations on such delegated powers and duties as the Committee may impose, if any. Upon any such delegation all references in the Plan to the "Committee", other than in Section 7, shall be deemed to include the Chief Executive Officer. Any such delegation shall not limit the Chief Executive Officer's right to receive Awards under the Plan; provided, however, the Chief Executive Officer may not grant Awards to himself, a Director or any executive officer of the General Partner or an Affiliate, or take any action with respect to any Award previously granted to himself, a person who is an executive officer or a Director. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate

Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Units to be covered by Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled, exercised, canceled, or forfeited; (vi) interpret and administer the Plan and any instrument or agreement relating to an Award made under the Plan; (vii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (viii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or an Award Agreement in such manner and to such extent as the Committee deems necessary or appropriate. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including, without limitation, the General Partner, the Partnership, any Affiliate, any Participant, and any beneficiary of any Participant.

        (b)    Limitation of Liability.    The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or employee of the General Partner, the Partnership or their Affiliates, the General Partner's or the Partnership's legal counsel, independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and any officer or employee of the General Partner, the Partnership or any of their Affiliates acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to this Plan, and shall, to the fullest extent permitted by law, be indemnified and held harmless by the General Partner with respect to any such action or determination.

        (c)    Exemptions from Section 16(b) Liability.    It is the intent of the General Partner that the grant of any Awards to, or other transaction by, a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 or another applicable exemption (except for transactions acknowledged by the Participant in writing to be non-exempt). Accordingly, if any provision of the Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 or such other exemption as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3.

        Section 4.    Units.

        (a)    Limits on Units Deliverable.    Subject to adjustment as provided in Section 4(c), the maximum number of Units that may be delivered with respect to Awards under the Plan, since its original inception, is 14,500,000 Units that can be used to make any Award of any type under the Plan. Units withheld from an Award to satisfy the Partnership's or an Affiliate's tax withholding obligations with respect to the Award shall not be considered to be Units delivered under the Plan for this purpose. If any Award is forfeited, cancelled, exercised, or otherwise terminates or expires without the actual delivery of Units pursuant to such Award (the grant of Restricted Units is not a delivery of Units for this purpose), the Units subject to such Award shall again be available for Awards under the Plan (including Units not delivered in connection with the exercise of an Option or Unit Appreciation Right). There shall not be any limitation on the number of Awards that may be granted and paid in cash.

        (b)    Sources of Units Deliverable Under Awards.    Any Units delivered pursuant to an Award shall consist, in whole or in part, of Units acquired in the open market, from any Affiliate, the Partnership or any other Person, or any combination of the foregoing, as determined by the Committee in its discretion.

        (c)    Anti-dilution Adjustments.    With respect to any "equity restructuring" event that could result in an additional compensation expense to the General Partner or the Partnership pursuant to the provisions of FASB Accounting Standards Codification, Topic 718 if adjustments to Awards with respect to such event were discretionary, the Committee shall equitably adjust the number and type of Units covered by each outstanding Award and the terms and conditions, including the exercise price and performance criteria (if any), of such Award to equitably reflect such restructuring event and shall adjust the number and type of Units (or other securities or property) with respect to which Awards may be granted after such event. With respect to any other similar event that would not result in an accounting charge under FASB Accounting Standards Codification, Topic 718 if the adjustment to Awards with respect to such event were subject to discretionary action, the Committee shall have complete discretion to adjust Awards in such manner as it deems appropriate with respect to such other event. In the event the Committee makes any adjustment pursuant to the foregoing provisions of this Section 4(c), the Committee shall make a corresponding and proportionate adjustment with respect to the maximum number of Units that may be delivered with respect to Awards under the Plan as provided in Section 4(a) and the kind of Units or other securities available for grant under the Plan.

        Section 5.    Eligibility.    Any Employee, Consultant or Director shall be eligible to be designated a Participant and receive an Award under the Plan. Notwithstanding the foregoing, Employees, Consultants and Directors that provide services to Affiliates that are not considered a single employer with the Partnership under Code Section 414(b) or Code Section 414(c) shall not be eligible to receive Awards which are subject to Code Section 409A until the Affiliate adopts this Plan as a participating employer in accordance with Section 10.

        Section 6.    Awards.

        (a)    Options.    The Committee may grant Options which are intended to comply with Treasury Regulation Section 1.409A-l(b)(5)(i)(A) only to Employees, Consultants or Directors performing services for the Partnership or a corporation or other type of entity in a chain of corporations or other entities in which each corporation or other entity has a "controlling interest" in another corporation or entity in the chain, starting with the Partnership and ending with the corporation or other entity for which the Employee, Consultant or Director performs services. For purposes of this Section 6(a), "controlling interest" means (i) in the case of a corporation, ownership of stock possessing at least 50% of total combined voting power of all classes of stock of such corporation entitled to vote or at least 50% of the total value of shares of all classes of stock of such corporation; (ii) in the case of a partnership, ownership of at least 50% of the profits interest or capital interest of such partnership; (iii) in the case of a sole proprietorship, ownership of the sole proprietorship; or (iv) in the case of a trust or estate, ownership of an actuarial interest (as defined in Treasury Regulation Section 1.414(c)-2(b)(2)(ii)) of at least 50% of such trust or estate. The Committee may grant Options that are otherwise exempt from or compliant with Code Section 409A to any eligible Employee, Consultant or Director. The Committee shall have the authority to determine the number of Units to be covered by each Option, the purchase price therefor and the Restricted Period and other conditions and limitations applicable to the exercise of the Option, including the following terms and conditions and such additional terms and conditions, as the Committee shall determine, that are not inconsistent with the provisions of the Plan.

          (i)    Exercise Price.    The exercise price per Unit purchasable under an Option shall be determined by the Committee at the time the Option is granted but, except with respect to Substitute Awards, may not be less than the Fair Market Value of a Unit as of the date of grant of the Option.

          (ii)    Time and Method of Exercise.    The Committee shall determine the exercise terms and the Restricted Period with respect to an Option grant, which may include, without limitation, a provision for accelerated vesting upon the achievement of specified performance goals or other events, and the method or methods by which payment of the exercise price with respect thereto may be made or deemed to have been made, which may include, without limitation, cash, check acceptable to the General Partner, a "cashless-broker" exercise through procedures approved by the General Partner, or any combination of methods, having a Fair Market Value on the exercise date equal to the relevant exercise price.

          (iii)    Forfeitures.    Except as otherwise provided in the terms of the Option grant, upon termination of a Participant's employment with the General Partner and its Affiliates or membership on the Board, whichever is applicable, for any reason during the applicable Restricted Period, all unvested Options shall be forfeited by the Participant. The Committee may, in its discretion, waive in whole or in part such forfeiture with respect to a Participant's Options; provided that the waiver contemplated under this Section 6(a)(iii) shall be effective only to the extent that such waiver will not cause the Participant's Options that are designed to satisfy Code Section 409A to fail to satisfy such section.

        (b)    Unit Appreciation Rights.    The Committee shall have the authority to determine the Employees, Consultants and Directors to whom Unit Appreciation Rights shall be granted, the number of Units to be covered by each grant, whether Units or cash shall be delivered upon exercise, the exercise price therefor and the conditions and limitations applicable to the exercise of the Unit Appreciation Rights, including the following terms and conditions and such additional terms and conditions as the Committee shall determine, that are not inconsistent with the provisions of the Plan.

          (i)    Exercise Price.    The exercise price per Unit Appreciation Right shall be determined by the Committee at the time the Unit Appreciation Right is granted but, except with respect to Substitute Awards, may not be less than the Fair Market Value of a Unit as of the date of grant of the Unit Appreciation Right.

          (ii)    Time of Exercise.    The Committee shall determine the Restricted Period and the time or times at which a Unit Appreciation Right may be exercised in whole or in part, which may include, without limitation, accelerated vesting upon the achievement of specified performance goals or other events.

          (iii)    Forfeitures.    Except as otherwise provided in the terms of the Unit Appreciation Right grant, upon termination of a Participant's employment with or service to the General Partner, the Partnership and their Affiliates or membership on the Board, whichever is applicable, for any reason during the applicable Restricted Period, all outstanding Unit Appreciation Rights awarded to the Participant shall be automatically forfeited on such termination. The Committee may, in its discretion, waive in whole or in part such forfeiture with respect to a Participant's Unit Appreciation Rights.

        (c)    Restricted Units and Phantom Units.    The Committee shall have the authority to determine the Employees, Consultants and Directors to whom Restricted Units or Phantom Units shall be granted, the number of Restricted Units or Phantom Units to be granted to each such Participant, the Restricted Period, the conditions under which the Restricted Units or Phantom Units may become vested or forfeited and such other terms and conditions as the Committee may establish with respect to such Awards.

          (i)    UDRs.    To the extent provided by the Committee, in its discretion, a grant of Restricted Units may provide that distributions made by the Partnership with respect to the Restricted Units shall be subject to the same forfeiture and other restrictions as the Restricted Unit and, if restricted, such distributions shall be held, without interest, until the Restricted Unit vests or is forfeited with the UDR being paid or forfeited at the same time, as the case may be. Absent such a restriction on the UDRs in the Award Agreement, UDRs shall be paid to the holder of the Restricted Unit without restriction at the same time as cash distributions are paid by the Partnership to its unitholders. Notwithstanding the foregoing, UDRs shall only be paid in a manner that is either exempt from or in compliance with Code Section 409A.

          (ii)    Forfeitures.    Except as otherwise provided in the terms of the Restricted Units or Phantom Units Award Agreement, upon termination of a Participant's employment with, or consultant services to, the General Partner and its Affiliates or membership on the Board, whichever is applicable, for any reason during the applicable Restricted Period, all outstanding, unvested Restricted Units and Phantom Units awarded the Participant shall be automatically forfeited on such termination. The Committee may, in its discretion, waive in whole or in part such forfeiture with respect to a Participant's Restricted Units and/or Phantom Units; provided that the waiver contemplated under this Section 6(c)(ii) shall be effective only to the extent that such waiver will not cause the Participant's Restricted Units and/or Phantom Units that are designed to satisfy Code Section 409A to fail to satisfy such section.

          (iii)    Lapse of Restrictions.

            (A)    Phantom Units.    Unless otherwise specified in an Award Agreement, no later than the 15th calendar day following the vesting of each Phantom Unit, subject to the provisions of Section 8(b), the Participant shall be entitled to settlement of such Phantom Unit and shall receive one Unit or an amount in cash equal to the Fair Market Value of a Unit (for purposes of this Section 6(c)(iii)(A), as calculated on the last day of the Restricted Period), as determined by the Committee in its discretion.

            (B)    Restricted Units.    Upon the vesting of each Restricted Unit, subject to satisfying the tax withholding obligations of Section 8(b), the Participant shall be entitled to have the restrictions removed from his or her Unit certificate so that the Participant then holds an unrestricted Unit.

        (d)    Unit Awards.    A Unit Award of Units not subject to a Restricted Period may be granted under the Plan to any Employee, Consultant or Director as a bonus or additional compensation or in lieu of cash compensation the individual is otherwise entitled to receive, in such amounts as the Committee determines to be appropriate.

        (e)    Other Unit Based Awards.    The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Units, as deemed by the Committee to be consistent with the purposes of this Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Units, purchase rights for Units, Awards with value and payment contingent upon performance of the Partnership or any other factors designated by the Committee, and Awards valued by reference to the book value of Units or the value of securities of or the performance of specified Affiliates of the General Partner or the Partnership. The Committee shall determine the terms and conditions of such Awards. Units delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(e) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Units, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under this Plan, may also be granted pursuant to this Section 6(e).

        (f)    DERs.    To the extent provided by the Committee, in its discretion, an Award (other than a Restricted Unit or Unit Award) may include a tandem DER grant, which may provide that such DERs shall be paid directly to the Participant, be credited to a bookkeeping account (with or without interest in the discretion of the Committee) subject to the same vesting restrictions as the tandem Award, or be subject to such other provisions or restrictions as determined by the Committee in its discretion. Absent a contrary provision in the Award Agreement, DERs shall be paid to the Participant without restriction at the same time as cash distributions are paid by the Partnership to its unitholders. Notwithstanding the foregoing, DERs shall only be paid in a manner that is either exempt from or in compliance with Code Section 409A. Further notwithstanding the foregoing, with respect to DERs that are granted in respect of an Award subject to performance conditions as described in Section 6(h)(ii), payment of such DERs shall be delayed until such time as the applicable performance conditions have been satisfied.

        (g)    Substitute Awards.    Awards may be granted under the Plan in substitution for similar awards held by individuals who become Employees, Consultants or Directors as a result of a merger, consolidation or acquisition by the Partnership or an Affiliate of another entity or the assets of another entity. Such Substitute Awards that are Options may have exercise prices less than the Fair Market Value of a Unit on the date of the substitution if such substitution complies with Code Section 409A and the Treasury Regulations thereunder.

        (h)    General.

          (i)    Awards May Be Granted Separately or Together.    Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Partnership or any Affiliate. Awards granted in addition to or in tandem with other Awards or awards granted under any other plan of the Partnership or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards. Notwithstanding the foregoing but subject to Section 7(c) of the Plan, without the approval of unitholders, the Committee will not (i) exchange, substitute, or otherwise reduce the exercise price of previously granted Options or Unit Appreciation Rights in a transaction that constitutes a "repricing" as such term is used in Rule 5635(c) of the NASDAQ Listing Rules, as amended from time to time, or (ii) cause the General Partner, ERGP, or the Partnership to offer to purchase or exchange for cash Options or Unit Appreciation Rights if, at the time of such offer, the Fair Market Value of a Unit is less than the exercise price of such Options or Unit Appreciation Rights.

          (ii)    Performance Conditions.    The right of a Participant to exercise or receive, and/or the vesting or settlement of, any Award and the timing thereof may be subject to such performance conditions as may be specified by the Committee. The Committee shall establish any such performance conditions and goals based on one or more business criteria for the General Partner and/or the Partnership, on a consolidated basis, and/or for specified Affiliates or business or geographical units of the Partnership, as determined by the Committee in its discretion, which may include (but are not limited to) one or more of the following: (A) earnings per Unit, (B) increase in revenues, (C) increase in cash flow, (D) increase in cash flow from operations, (E) increase in cash follow return, (F) return on net assets, (G) return on assets, (H) return on investment, (I) return on capital, (J) return on equity, (K) economic value added, (L) operating margin, (M) contribution margin, (N) net income, (O) net income per Unit, (P) pretax earnings, (Q) pretax earnings before interest, depreciation and amortization, (R) pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items, (S) total unitholder return, (T) debt reduction, (U) market share, (V) change in the Fair Market Value of the Units, (W) operating income, and (X) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor's 500 Stock Index or a group of comparable companies.

          (iii)    Limits on Transfer of Awards.

            (A)  Except as provided in Section 6(h)(iii)(C) below, each Option and Unit Appreciation Right shall be exercisable only by the Participant during the Participant's lifetime, or by the Person to whom the Participant's rights shall pass by will or the laws of descent and distribution.

            (B)  Except as provided in Section 6(h)(iii)(C) below, no Award and no right under any such Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the General Partner, the Partnership or any Affiliate.

            (C)  To the extent specifically provided by the Committee with respect to an Option or Unit Appreciation Right, an Option or Unit Appreciation Right may be transferred by a Participant without consideration to immediate family members or related family trusts, limited partnerships or similar entities or on such terms and conditions as the Committee may from time to time establish.

          (iv)    Term of Awards.    The term of each Award shall be for such period as may be determined by the Committee.

          (v)    Unit Certificates.    All certificates for Units or other securities of the Partnership delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Units or other securities are then listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be inscribed on any such certificates to make appropriate reference to such restrictions.

          (vi)    Consideration for Grants.    Awards may be granted for such consideration, including services, as the Committee shall determine.

          (vii)    Delivery of Units or other Securities and Payment by Participant of Consideration.    Notwithstanding anything in the Plan or any Award Agreement to the contrary, delivery of Units pursuant to the exercise or vesting of an Award may be deferred for any period during which, in the good faith determination of the Committee, the General Partner is not reasonably able to obtain Units to deliver pursuant to such Award without violating applicable law or the applicable rules or regulations of any governmental agency or authority or securities exchange. No Units or other securities shall be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award Agreement (including, without limitation, any exercise price or tax withholding) is received by the General Partner.

          (viii)    Change of Control.    No Award that constitutes a "deferral of compensation" within the meaning of Treasury Regulation Section 1.409A-1(b), whether by design, due to a subsequent modification in the terms and conditions of such Award or as a result of a change in applicable law following the date of grant of such Award, and that is not exempt from Section 409A of the Code pursuant to an applicable exemption (any such Award, a "409A Award") shall become exercisable, or be settled or otherwise paid or distributed, pursuant to the Plan or the applicable Award Agreement, as a result of a Change of Control, unless the event constituting such Change of Control also constitutes a "change in the ownership or effective control" or "in the ownership of a substantial portion of the assets" of the General Partner or the Partnership within the meaning of Treasury Regulation Section 1.409A-3(i)(5); except that, to the extent permitted under Section 409A and the Treasury Regulations promulgated thereunder, the time of exercise, payment or settlement of a 409A Award shall be accelerated, or payment shall be made under the Plan in respect of such Award, upon the occurrence of a Change of Control, as determined by the Committee in its discretion, to the extent necessary to pay income, withholding, employment or other taxes imposed on such 409A Award. To the extent any 409A Award does not become exercisable or is not settled or otherwise payable upon a Change of Control as a result of the limitations described in the preceding sentence, it shall become exercisable or be settled or otherwise payable upon the occurrence of an event that qualifies as a permissible time of distribution in respect of such 409A Award under Section 409A and the Treasury Regulations promulgated thereunder, the Plan and the terms of the governing Award Agreement.

          (ix)    Additional Agreements.    Each Employee, Consultant or Director to whom an Award is granted under this Plan may be required to agree in writing, as a condition to the grant of such Award or otherwise, to subject an Award that is exercised or settled following such Person's termination of services with the General Partner, the Partnership or their Affiliates to a general release of claims and/or a noncompetition agreement in favor of the General Partner, the Partnership, and their Affiliates, with the terms and conditions of such agreement(s) to be determined in good faith by the Committee.

        Section 7.    Amendment and Termination.    Except to the extent prohibited by applicable law:

        (a)    Amendments to the Plan.    Except as required by the rules of the principal securities exchange on which the Units are traded and subject to Section 7(b) below, the Board may amend, alter, suspend, discontinue, or terminate the Plan in any manner, including increasing the number of Units available for Awards under the Plan, without the consent of any partner, Participant, other holder or beneficiary of an Award, or any other Person.

        (b)    Amendments to Awards.    Subject to Section 7(a), the Committee may waive any conditions or rights under, amend any terms of, or alter any Award theretofore granted, provided no change, other than pursuant to Section 7(c), in any Award shall materially reduce the benefit to a Participant without the consent of such Participant. Notwithstanding the foregoing, the Board may amend the Plan or an Award to cause such Award to be exempt from Code Section 409A or to comply with the requirements of Code Section 409A or any other applicable law.

        (c)    Actions Upon the Occurrence of Certain Events.    Upon the occurrence of a Change of Control, any change in applicable law or regulation affecting the Plan or Awards thereunder, or any change in accounting principles affecting the financial statements of the Partnership, the Committee, in its sole discretion, without the consent of any Participant or holder of the Award, and on such terms and conditions as it deems appropriate, may take any one or more of the following actions in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or an outstanding Award:

            (i)  provide for either (A) the termination of any Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant's rights (and, for the avoidance of doubt, if as of the date of the occurrence of such transaction or event the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant's rights, then such Award may be terminated by the General Partner without payment); provided, that, in the event the occurrence giving rise to the Committee's exercise of its powers under this Section 7(c) is a transaction pursuant to which the Partnership or the General Partner is survived by a successor entity with a readily tradable security, the Committee shall not have the authority to terminate and cash out any such Award pursuant to this Section 7(c)(i)(A) but will instead but required to provide for the assumption of such Awards by the successor or survivor entity in accordance with Section 7(c)(ii) below, or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;

           (ii)  provide that such Award be assumed by the successor or survivor entity, or a parent or subsidiary thereof, or be exchanged for similar options, rights or awards covering the equity of the successor or survivor, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of equity interests and prices;

          (iii)  make adjustments in the number and type of Units (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Awards or in the terms and conditions of (including the exercise price), and the vesting and performance criteria included in, outstanding Awards, or both;

          (iv)  provide that such Award shall be exercisable or payable, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

           (v)  provide that the Award cannot be exercised or become payable after such event, i.e., shall terminate upon such event.

Notwithstanding the foregoing, (i) any such action contemplated under this Section 7 shall be effective only to the extent that such action will not cause any Award that is designed to satisfy Code Section 409A to fail to satisfy such section, and (ii) with respect to an above event that is an "equity restructuring" event that would be subject to a compensation expense pursuant to FASB Accounting Standards Codification, Topic 718, the provisions in Section 4(c) shall control to the extent they are in conflict with the discretionary provisions of this Section 7.

        Section 8.    General Provisions.

        (a)    No Rights to Award.    No Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants. The terms and conditions of Awards need not be the same with respect to each recipient.

        (b)    Tax Withholding.    Unless other arrangements have been made that are acceptable to the General Partner or an Affiliate, the Partnership or an Affiliate is authorized to withhold from any Award, from any payment due or transfer made under any Award or from any compensation or other amount owing to a Participant the amount (in cash, Units, Units that would otherwise be issued pursuant to such Award or other property) of any applicable taxes payable in respect of the grant of an Award, its exercise, the lapse of restrictions thereon, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the General Partner or Affiliate to satisfy its withholding obligations for the payment of such taxes; provided, that if such tax obligations are satisfied through the withholding of Units that are otherwise issuable to the Participant pursuant to an Award (or through the surrender of Units by the Participant to the Partnership or Affiliate), the number of Units that may be so withheld (or surrendered) shall be limited to the number of Units that have an aggregate Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such tax liabilities determined based on the applicable minimum statutory withholding rates for U.S. federal, state and/or local tax purposes, including payroll taxes, as determined by the Partnership or an Affiliate. Notwithstanding the foregoing, with respect to any Participant who is subject to Rule 16b-3, such tax withholding may be effected by withholding, selling or receiving Units or other property and making cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee (which for these purposes shall be comprised of two or more "nonemployee directors" within the meaning of Rule 16b-3(b)(3) or the full Board and which such discretion may not be delegated to management).

        (c)    No Right to Employment or Services.    The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the General Partner or any Affiliate or to remain on the Board, as applicable. Furthermore, the General Partner or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan, any Award Agreement or other agreement.

        (d)    Governing Law.    The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Texas without regard to its conflicts of laws principles.

        (e)    Severability.    If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable law or, if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

        (f)    Other Laws.    The Committee may refuse to issue or transfer any Units or other consideration under an Award if, in its sole discretion, it determines that the issuance or transfer of such Units or such other consideration might violate any applicable law or regulation, the rules of the principal securities exchange on which the Units are then traded, or entitle the Partnership or an Affiliate to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the General Partner by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary.

        (g)    No Trust or Fund Created.    Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the General Partner or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the General Partner or any Affiliate pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the General Partner or such Affiliate.

        (h)    No Fractional Units.    No fractional Units shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Units or whether such fractional Units or any rights thereto shall be canceled, terminated, or otherwise eliminated.

        (i)    Headings.    Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

        (j)    Facility Payment.    Any amounts payable hereunder to any person under legal disability or who, in the judgment of the Committee, is unable to manage properly his financial affairs, may be paid to the legal representative of such person, or may be applied for the benefit of such person in any manner that the Committee may select, and the General Partner shall be relieved of any further liability for payment of such amounts.

        (k)    Participation by Affiliates.    In making Awards to Employees employed by an entity other than the General Partner, the Committee shall be acting on behalf of the Affiliate, and to the extent the Partnership has an obligation to reimburse the Affiliate for compensation paid for services rendered for the benefit of the Partnership, such payments or reimbursement payments may be made by the Partnership directly to the Affiliate.

        (l)    Gender and Number.    Words in the masculine gender shall include the feminine gender, the plural shall include the singular and the singular shall include the plural.

        (m)    Code Section 409A.    Notwithstanding any other provision of the Plan to the contrary, any Award subject to Code Section 409A is intended to satisfy the application of Code Section 409A to the Award.

        (n)    No Guarantee of Tax Consequences.    None of the Board, the Committee, the Partnership nor the General Partner makes any commitment or guarantee that any federal, state or local tax treatment will (or will not) apply or be available to any Participant.

        (o)    Specified Employee under Code Section 409A.    Subject to any other restrictions or limitations contained herein, in the event that a "specified employee" (as defined under Code Section 409A and the Treasury Regulations thereunder) becomes entitled to a payment under an Award which is a 409A Award on account of a "separation from service" (as defined under Code Section 409A and the Treasury Regulations thereunder), such payment shall not occur until the date that is six months plus one day from the date of such separation from service. Any amount that is otherwise payable within the six month period described herein will be aggregated and paid in a lump sum without interest.

        (p)    Clawback.    This Plan is subject to any written clawback policies the General Partner or an Affiliate, with the approval of the Board, may adopt. Any such policy may subject a Participant's Awards and amounts paid or realized with respect to Awards under this Plan to reduction, cancellation, forfeiture or recoupment if certain specified events or wrongful conduct occur, including but not limited to an accounting restatement due to the General Partner or an Affiliate's material noncompliance with financial reporting regulations or other events or wrongful conduct specified in any such clawback policy adopted to conform to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and rules promulgated thereunder by the Securities and Exchange Commission and that the General Partner or an Affiliate determines should apply to this Plan.

        Section 9.    Term of the Plan.    The Plan shall be effective on the date of its approval by the Board and shall continue until the earliest of (i) the date terminated by the Board, (ii) all Units available under the Plan have been paid to Participants, or (iii) the 10th anniversary of the Effective Date. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, however, any Award granted prior to such termination, and the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under such Award, shall extend beyond such termination date.

        Section 10.    Adoption by Affiliates.    With the consent of the Committee, any Affiliate that is not considered a single employer with the Partnership under Code Section 414(b) or Code Section 414(c) may adopt the Plan for the benefit of its Employees, Consultants or Directors by written instrument delivered to the Committee before the grant to such Affiliate's Employees, Consultants or Directors under the Plan of any 409A Award.

        IN WITNESS WHEREOF, this Plan has been executed on [                        ], 2014.

EAGLE ROCK ENERGY PARTNERS, L.P.
By:	Eagle Rock Energy GP, L.P., its General Partner

By:	Eagle Rock Energy G&P, LLC, its General Partner

By:
Name:
Title:

 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign EAGLE ROCK ENERGY PARTNERS,L.P. up for electronic delivery, please follow the instructions below to vote using 1415 LOUISIANA STREET the Internet and, when prompted, indicate that you agree to receive or access proxymaterials electronically in future years. SUITE 2700 VOTE BY INTERNET - www.proxyvote.com HOUSTON, TX 77002 Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 23, 2014. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 23, 2014. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. VOTEIN PERSON If you would like to attend the Annual Meeting and vote in person, please review the requirements in the accompanying proxy statement. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M74099-P53503 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY EAGLEROCK ENERGY PARTNERS,L.P. For Withhold For All To withhold authority to vote for any individual All All Except nominee(s), mark “For All Except” and write the The Board of Directors recommends you vote number(s) of the nominee(s) on the line below. FOR the following: 1. Election of Class I Elected Director Nominee: 01) William K. White The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain 2. Advisory vote to approve named executive officer compensation.  3. Ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Partnership to examine, audit and report to unitholders on the consolidated financial statements of our Partnership and its subsidiaries for the fiscal year ending December 31, 2014. 4. To approve The Amended and Restated Eagle Rock Energy Partners Long Term Incentive Plan. NOTE: The Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. For address changes or comments, please check this box and write them on the back where indicated. Please check this box if you plan to attend the Annual Meeting. Yes No Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. M74100-P53503 EAGLEROCK ENERGY PARTNERS,L.P. Annual Meeting of CommonUnitholders June 24, 2014 9:00 A.M. This proxy is solicited by the Board of Directors The undersigned holder of common units of Eagle Rock Energy Partners, L.P. ("EROC"), a Delaware limited partnership, hereby acknowledges receipt of the Notice of Annual Meeting of Common Unitholders and Proxy Statement, each dated May 5, 2014, and revoking all prior proxies, hereby appoints Joseph A. Mills, Jeffrey P. Wood and Charles C. Boettcher (together, the "Proxies"), each with the full power and authority to act as proxy of the undersigned, with full power of substitution, to vote all of the common units which the undersigned may be entitled to vote at the Annual Meeting of Common Unitholders of EROC to be held at 1415 Louisiana Street, The Wedge Tower, Suite 2700, Houston, Texas 77002 at 9:00 A.M. local time on June 24, 2014 and at any adjournment or postponement thereof, on the matters set forth in this form of proxy and described in the Proxy Statement, and in their discretion with respect to such other matters as may be properly brought before the meeting or any adjournments or postponements thereof, in accordance with the following instructions: This proxy, when properly executed, will be voted in the manner directed herein by the undersigned unitholder. Proxy cards properly executed and returned without discretion will be voted "FOR" the Class I Elected Director nominee in Proposal 1, "FOR" Proposal 2, "FOR" Proposal 3 and "FOR" on Proposal 4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof. Address changes or comments: (If you noted any address changes or comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side